UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Multi-Strategy Alternatives Fund	AXS Adaptive Plus Fund
(Investor Class: KCMTX)	(Class I: AXSPX)
(Class I: KCMIX)
AXS Income Opportunities Fund
AXS Sustainable Income Fund	(Class A: OIOAX)
(Class I: AXSKX)	(Class D: OIODX)
(Class I: OIOIX)
AXS Thomson Reuters Venture Capital Return Tracker Fund
(Class A: LDVAX)	AXS Dynamic Opportunity Fund
(Class C: LDVCX)	(Class A: ADOAX)
(Class I: LDVIX)	(Class I: ADOIX)

AXS Merger Fund	AXS Tactical Income Fund
(Investor Class: GAKAX)	(Class A: TINAX)
(Class I: GAKIX)	(Class I: TINIX)

AXS Alternative Value Fund	AXS Chesapeake Strategy Fund
(Investor Class: COGLX)	(Class A: ECHAX)
(Class I: COGVX)	(Class C: ECHCX)
(Class I: EQCHX)
AXS Market Neutral Fund
(Investor Class: COGMX)
(Class I: COGIX)

ANNUAL REPORT

SEPTEMBER 30, 2023

AXS Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performances	26
Schedule of Investments	48
Consolidated Schedule of Investments	103
Statements of Assets and Liabilities	106
Consolidated Statements of Assets and Liabilities	112
Statements of Operations	113
Consolidated Statements of Operations	117
Statements of Changes in Net Assets	118
Consolidated Statements of Changes in Net Assets	128
Statement of Cash Flows	129
Financial Highlights	132
Consolidated Financial Highlights	152
Notes to Financial Statements	155
Notes to Consolidated Financial Statements	190
Report of Independent Registered Public Accounting Firm	204
Supplemental Information	208
Expense Examples	212

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

Dear Fellow Shareholders,

We write this annual shareholder letter for the AXS Multi-Strategy Alternatives Fund (“the Fund”) as of fiscal year end on September 30, 2023.

OVERVIEW

The fiscal year saw a choppy equity rebound beginning in October through late June only to experience a subsequent pullback in the months that followed. To expand on the market recovery, there were seven mega-cap stocks that led the market during this period while the rest of the market lagged far behind the “Magnificent 7”. Federal Reserve tightening from 3.25% to 5.50% kept inflation at bay. The overall U.S. bond market was relatively flat for the period due to tightening conditions, leading investors to seek returns in equities or refuge in short term treasury bills. Commodities were mixed during the period, with oil relatively flat and gold/silver up.

INVESTMENT STRATEGY

The AXS Multi-Strategy Alternatives Fund is a liquid, equity-focused macro fund with the flexibility to invest globally and tactically, including long/short, across all asset classes. The Fund's flexible mandate gives it the ability to invest globally in a wide variety of asset classes, company sizes, industries and equity styles (e.g., growth vs. value). It can also employ leverage to accentuate market moves and hedge in an effort to control risk and manage volatility. Quantitative, top-down hedging and bottoms-up stock picking tools are used, which help reduce emotion and behavioral biases in investment decision-making.

INVESTMENT PHILOSOPHY

The AXS Multi-Strategy Alternatives Fund employs a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the compounding of reasonable gains and the avoidance of major losses. The Fund strives to be nimble and responsive to significant market cycle changes by moving out of “harm’s way” during recessions and capitalizing on opportunistic equity strategies during stronger markets. Said another way, the Fund strives to both “manage and participate” by “de-risking” the portfolio in dangerous markets and “re-risking” or “re-engaging” the portfolio to return generating assets when markets are stronger.

INVESTMENT PROCESS

1.	Long-term growth of capital

The Fund’s mandate gives it the flexibility to invest globally in any asset class, long or short. The Fund is equity-focused, as historically owning common stocks and certain ETFs have offered the greatest opportunity to grow capital over time. The Fund determines whether to be invested in stocks via equity exposure rules. The Fund uses a "Risk On/Risk Off" hedging process. If Risk is On, the Fund employs several quantitative equity strategies (algorithms) to make buy/sell decisions. These algorithms are based on a variety of inputs and are designed to exploit opportunities in the marketplace. Each strategy may focus on fundamental factors (such as earnings, debt, free cash flow1, dividends and industry leadership) and technical factors (including price, momentum, volume, volatility and breadth). Each algorithm has its own ranking system and buy/sell rules. Most of the strategies set sector-based exposure ceilings, with individual stocks limited to about 3% of AUM at the Fund level. This diversification helps reduce sector and stock-specific risk. International allocations are made in the same manner and held in American Depositary Receipts (ADRs).

[1]	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets. In other words, free cash flow is the cash left over after a company pays for its operating expenses and capital expenditures.

2.	Preservation of capital

If Risk is Off, the Fund will hedge using three approaches: (a) buying index ETFs that act inversely to the stock market to create a market neutral or net short posture, (b) shorting index ETFs via total return swap trades, and (3) by investing in noncorrelated asset classes such as bonds, precious metals or currencies through the use of ETFs. The Fund can also use cash as a defensive position.

PERFORMANCE

Class I shares2 of the Fund (KCMIX) returned 11.60% for the period, outpacing the benchmark Wilshire Liquid Alternative Global Macro Total Return Index3 which declined -3.79%. “Magnificent 7” holdings Apple, Amazon, Microsoft, Nvidia and Tesla contributed to fund returns, while Centene, Synchrony Financial, CorVel, Universal Insurance Holdings and Expedia detracted from fund returns.

OUTLOOK

Going forward, fiscal 2024 should prove interesting as the nation faces a presidential election amid multiple geopolitical conflicts and pesky inflationary pressures. Whatever the stock market does, the Fund will attempt to adjust to the conditions.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Faithfully yours,

Parker B. Binion

Head of Investments, AXS Investments LLC

Fund holdings and/or sector allocations are subject to change. Please see the Schedule of Investments for information on current holdings.

Past performance does not guarantee future results.

[2]	Investor class shares (KCMTX) returned 11.47% for the fiscal year.
[3]	The Wilshire Liquid Alternative Global Macro Index℠ measures the performance of the global macro strategy component of the Wilshire Liquid Alternative Index. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. Created in 2014, with a time series of data beginning on June 30, 2006, the Wilshire Liquid Alternative Global Macro Index (WLIQAGM) is designed to provide a broad measure of the liquid alternative global macro market.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit and liquidity risks. The Fund may also engage in short selling activities, which are more risky than long positions because the potential loss on a short sale is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged. These risks may result in greater share price volatility. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of small margin requirements relative to futures contract value. Swap transactions may alter the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices or inflation rates and also may alter the Fund’s volatility. Selling covered calls limits the upside potential of the underlying security. Selling put options may require the Fund to purchase the underlying securities during periods of declining prices. Premiums paid to purchase options lose value over time and may be lost entirely, if the option expires before it is feasible to be exercised. The protection from selling puts is limited to the strike price minus the premium paid. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility.

Uniplan Investment Counsel, Inc. 839 North Jefferson Street Milwaukee, WI 53202-3759 www.Uniplanic.com 262-534-3000

For the fiscal year ending September 30, 2023, the AXS Sustainable Income Fund’s Class I share has returned 3.49% vs the ICE BofA 1-3 Year US Corporate & Government Index return of 2.89%. Relative to the Index, the Fund was primarily impacted from a tightening of credit spreads particularly in the investment grade segment of the credit markets while the non-investment grade segment remained relatively flat, where greater than 50% of the portfolio holdings are represented.

Fixed income markets were under pressure throughout much of the fiscal year, with corporate credit holding up more favorably than municipal and government debt. High yield corporate debt which constitutes most of the portfolio holdings, has outperformed investment grade during the period. As the Fed embarked on its hiking cycle throughout the fiscal year, bond prices largely fell in lockstep. As we move towards the end of calendar year 2023, it appears the Fed is approaching an end to the current hiking cycle, with a pause in rate adjustment likely to extend into 2024.

On a sector basis, our returns were most negatively impacted by energy, specifically our renewable energy exposure which as an industry have come under pressure due to higher costs of capital and a more saturated competitive environment suppressing pricing power. We were most benefited by Information Technology, where tailwinds from AI-related spend and a focus on high quality issuers has more than offset the sector’s general sensitivity to higher costs of capital to fuel growth.

Top contributors during FY23 included Zscaler, a cloud security company; Harrow Health, an eyecare pharmaceutical company; and Hannon Armstrong Sustainable Infrastructure Capital, a provider of capital to sustainable infrastructure markets. The biggest detractors from performance were Enphase Energy, a manufacturer of solar energy equipment; Venator Materials, a manufacturer of chemical products; and Sunnova Energy, a provider of renewable energy solutions.

“Higher for Longer” rhetoric has been the consistent theme in FY23. The Fed has maintained its stance on the need for higher interest rates to curb inflation and hiked rates throughout the year. Correspondingly, this led to bond yields rising throughout the period, with pockets of volatility such as the Silicon Valley Bank collapse in March. This brief interruption brought forth fears of financial contagion, and with it a perception that the Fed may need to pause or cut rates sooner rather than later to ensure the banking system remained fully functional. Thankfully, these concerns have largely subsided, which has led to a resumption in the upward trend in treasury yields.

As of 9/30/23, most of the Yield Curve was at or near YTD highs, and multi-year highs not seen since the Great Financial Crisis. The widely watched inversion on 2-10Y Treasuries peaked above 100 basis points before ending the period at an inverted 48 basis points. The 10-Year yield has outpaced a rising 2-Year yield in recent months to partially unwind the extent of backwardness in the yield curve. The fixed income landscape as of 9/30/23 includes the inverted yield curve, a common harbinger of economic recession, and markets becoming more receptive to the Fed’s “Higher for Longer” messaging that suggests rates may remain elevated for the intermediate future until inflation is explicitly retreating towards the Fed’s long-term target of 2%.

The elevated volatility within fixed income did provide some opportunities for divestment of non-thematic holdings, as well as initiation of some new positions within the portfolio. Throughout FY23, we exited many smaller positions in favor of more concentrated holdings in companies who more clearly fit the fund’s Next Economy objectives. Several companies in which we allocated greater capital include, Equinix, Digital Realty, and Darling Ingredients. Equinix and Digital Realty are data center REITs, with the former offering a green bond with an attractive spread relative to the market. Darling Ingredients collects and recycles animal processing by-products and used restaurant cooking oil to offer sustainable ingredients.

As we continue to reshape the portfolio toward our sustainable income objectives, we remain selective and patient, being opportunistic as market volatility continues through the end of the calendar year. Our focus remains sharply on duration risk as well as credit quality, as higher rates and a potential recession, continue to put pressure on the lower end of the credit spectrum.

Finally, given the higher cash levels seen recently in the portfolio, we have continued to ladder in some short-term treasuries, which currently provide an attractive yield yet also provide ample liquidity for portfolio changes as market opportunities arise amidst continued volatility.

Disclosures:

Duration is the measure of the price sensitivity of a bond to changes in interest rates.

The Consumer Price Index (CPI), as calculated by the Bureau of Labor Statistics, measures the monthly change in prices paid by U.S. consumers for a basket of goods and services representative of aggregate U.S. consumer spending.

The ICE U.S. Dollar Index is an index of the value of the U.S. dollar relative to a basket of foreign currencies.

The ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index is the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment. Investors cannot directly invest in an index.

Fund holdings and/or sector allocations are subject to change. Please see the Schedule of Investments for information on current holdings.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. The market price of a security may decline due to general market conditions that are not specifically related to a particular company, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. The prices of fixed income securities respond to economic developments as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. If an issuer of a debt security held by the Fund defaults or is downgraded, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. While the Sub-Adviser believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance.

The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Dear Shareholders,

Thank you for your continued investment and interest in the AXS Thomson Reuters Venture Capital Return Tracker Fund (the “Fund”). This letter addresses the fiscal year ending September 30, 2023.

OVERVIEW

Fund performance occurred with the backdrop of a choppy equity rebound beginning in October 2022 and lasting through late June before faltering a bit in the third quarter of 2023. Inflation was held in check for much of the period due to the Federal Reserve tightening cycle. The bond market was relatively flat for the period due to tightening conditions, leading investors to seek returns in equities.

As an indexed-based strategy, the Fund is designed to track the performance of its underlying index which seeks to replicate the aggregate risk and performance profile of the Venture Capital space.

PERFORMANCE

The AXS Thomson Reuters Venture Capital Return Tracker Fund is available in class A, I, and C shares. For the fiscal year ended September 30, 2023, performance for the A share was 32.56% (24.96% with load), the I share returned 32.80%, and the C share returned 31.55%. Fund performance was in line with the Thomson Reuters Venture Capital Index1 gross performance of 33.87%. The Fund’s prospectus benchmark NASDAQ Composite Total Return Index returned 26.11%

INVESTMENT STRATEGY

The Fund replicates the exposures of its underlying index using U.S. listed equities and total return swaps to create economic leverage and to implement a relative-value overlay. U.S. listed equities provide exposures to the economic sectors represented by the universe of venture capital backed private companies.

The index is constructed using the Thomson Reuters Business Classification (TRBC) to classify and measure the direct economic exposures of the universe of venture capital backed companies. In certain instances, the economic sectors are more specific, as is the case for Software and Technology Equipment, rather than that more general Technology. During the period, Software, Heath Care Services, Industrials, Technology Equipment, and Non-Cyclical Consumer Goods & Services consistently ranked as the top 5 sectors of the underlying index to represent the primary exposures of the index. The aggregate sector weights are determined by the index and implemented by the fund.

The index selects U.S. listed large cap equities among the respective sectors and weights the membership according to their market value subject to a 4.5% (ex-cash) weight constraint. Each sector is diversified in the number of securities within each sector and through use of the weight constraint. In this manner, the intent is to reduce idiosyncratic risks and to isolate the systemic risks of each sector. The Fund implements the index membership in both the security and relative target weights.

[1]	The Thomson Reuters Venture Capital Index utilizes a prosperity model designed by DSC Quantitative Group, LLC (“DSC”). The index: 1) identifies a set of publicly listed assets weighted in an attempt replicate the returns of the Venture Capital universe, 2) utilizes economic factors and market indicators to calculate optimal asset weights and 3) modifies the portfolio over time to reflect changes in the venture capital universe.

OUTLOOK

As index-based strategies, the Funds are designed to track their underlying indexes and are passively managed. The indexes replicate the average returns of the venture capital and private equity space. Direct investment in these strategies have required large capital commitments and long lock-up periods in private LP structures resulting in the need for long-term investment horizons. Replication strategies using an open-end mutual fund structure address these hurdles by allowing lower investment minimums and offering daily liquidity.

Institutions have utilized these strategies as long-term strategic investments and we suggest the outlook for these strategies should undertake a similar approach. These strategies serve as tools to achieve a strategic allocation to the venture capital and private equity space. The passive, rules-based investment process is consistently applied throughout various market environments.

We thank you for your continued support and confidence in our implementation of these strategies.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Faithfully yours,

Parker B. Binion

Head of Investments, AXS Investments LLC

Past performance does not guarantee future results.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Funds will achieve their investment objective. Investments in equity securities are subject to overall market risks. To the extent that the Funds’ investments are concentrated in or significantly exposed to a particular sector, the Funds will be susceptible to loss due to adverse occurrences affecting that sector. Loss may result from the Funds’ investments in derivatives. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over the counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In certain circumstances, it may be difficult for the Funds to purchase and sell particular derivative investments within a reasonable time at a fair price.

AXS Thomson Reuters Venture Capital Return Tracker Fund

Venture capital investments involve a greater degree of risk; as a result, the Fund’s returns may experience greater volatility than the overall market. The Fund does not invest in venture capital funds nor does it invest directly in the company funded by venture capital funds. The Fund seeks to generate returns that mimic the aggregate returns of U.S. venture capital backed companies as measured by the Thomson Reuters Venture Capital Index (TRVCI). There is a risk that Funds’ return many not match or achieve a higher degree of correlation with the return of the TRVCI. Additionally, the TRVCI’s return may not match or achieve a high degree of correlation with the return of the U.S. venture capital-based companies.

September 30, 2023

Dear Fellow Shareholders:

The AXS Merger Fund (the “Fund”) returned +6.98% and +7.23% for the Investor Class and Class I, respectively, for fiscal year ended September 30, 2023.

Portfolio Review

In 2023, the Fund invested in approximately 124 different merger situations, up 4.2% over last year despite a marked decrease in activity. The portfolio was heavily concentrated in North America. Strategic deals made up around 90% of the Fund’s holdings, on average, up slightly from its average over the last several years.

Deal volume was $616 billion in the quarter ending September 30th, down 4% from the same quarter a year ago. Continued regulatory scrutiny caused deals worth more than $10 billion to drop an unsurprising 42%. The U.S. saw a 35% jump from the third quarter of last year to $356.5 billion, while Europe saw a 31% drop. Healthcare once again buoyed the buyout market with a 25% jump in volumes with large pharmaceutical companies filling holes in their pipelines, led by Biogen’s $6.3 billion deal for Reata Pharmaceuticals. Notable deals in the quarter included Cisco System’s $26.3 billion transaction with Splunk, Smurfit Kappa Group’s $11.4 billion deal with Westrock, and Tapestry’s $6.7 billion merger with Capri Holdings. The largest deals for the year included Pfizer’s $42.8 acquisition of Seagen, Amgen’s $26.4 billion takeover of Horizon Therapeutics, and Johnson & Johnson’s $17.2 billion deal with Abiomed.

Through September, private equity volumes slumped 41% to $393 billion. The financing environment remains challenging for these buyers with the Fed maintaining higher interest rates for longer. Francisco Partner’s $6.1 billion buyout of New Relic was the largest buyout announced during the quarter. Others included Clayton Dubilier and Rice’s $2.3 billion takeover of Veritiv and Thoma Bravo’s $1.6 billion deal for NextGen Healthcare. Private credit has continued to help bridge the gap for buyout firms that still want to do deals. We also continue to see larger equity checks being written, some even with guarantees of full equity contributions if financing is not available.

Performance

As is typical for our strategy, there were many deals that contributed positively to the Fund’s performance. The biggest gain for the year came from our position in the $67.8 billion deal between Microsoft Corp. and Activision Blizzard Inc. In July, Microsoft scored a big win against the Federal Trade Commission (FTC) in its attempt to block the merger. In December 2022, the FTC sued to block the deal on shaky antitrust logic and a hearing took place in June of this year. The judge ruled in favor of the companies, leaving the UK as the only impediment to the deal. The UK, which initially ruled against the deal in April, took the unprecedented step of reopening the investigation after global backlash against the UK regulatory environment. Microsoft offered to appease the regulators with a simple divestiture of their streaming business in the UK. The remedy was approved in early October and the deal closed shortly thereafter.

Another positive contributor was the closing of the $37.6 billion buyout of Twitter Inc by Elon Musk at the original price. The deal was announced in April of 2022, and shortly thereafter Musk said he was putting the deal “on hold.” He then announced in July that he was walking away from the transaction, causing the stock to trade down substantially below the $54.20 per share he agreed to pay in April. Prior to his deposition for the upcoming court battle over the deal, Musk said he would honor his original commitment to buy the company at the agreed price, despite an obvious decline in Twitter’s business and volatility in the credit markets. While there was uncertainty in the deal right up until the close, we continued to believe Twitter had a very strong contract as a result of Musk waving due diligence. The Fund increased its position throughout the saga believing Twitter would prevail in court or reach a settlement near the original price. There were also rumors that the U.S. government would open an investigation into some of the foreign financing sources being used by Musk, possibly delaying the close. This caused volatility in the stock throughout October, but the deal ultimately closed at the end of that month.

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

Also driving performance was the narrowing of the spread in the $70 billion transaction between Broadcom and VMware. The spread had blown out in the second quarter due to trading anomalies. There was nothing specific to the deal that happened, but Broadcom, which provides high speed switches that power artificial intelligence systems, saw its stock skyrocket from just over $600 in May to about $900 in June. With arbitrageurs unable to control it, the spread blew out. We saw a similar situation at the end of 2021 into 2022 with Xilinx and Advanced Micro Devices (AMD) when AMD got caught in the meme frenzy causing volatility in the spread. That deal ultimately closed and was a profitable position for the fund. We believe Broadcom’s deal with VMware will have a similar outcome. While this volatility creates difficult marks, it also provides opportunity. The companies received approval from the UK and the U.S. regulatory process expired without the agencies taking action. This leaves only approval from China, which we expect in the fourth quarter.

The Fund suffered a loss when in early May, Toronto Dominion Bank (TD) and First Horizon mutually agreed to terminate its $13.4 billion merger after they were unable to get clarity on an approval timeline from banking authorities over concerns of TD’s anti-money laundering practices. The companies, with the deal being over 400 days since announcement and the termination date approaching, decided to go their separate ways. This came as a surprise to the market as deals of similar size had recently been allowed to proceed. Senator Elizabeth Warren had been an opponent of the deal (among others), objecting to further consolidation in the banking industry and the elimination of another regional bank. This despite the government allowing JP Morgan to get bigger by snatching up a distressed bank soon thereafter. This opposition, along with an open-ended timeframe and the regional bank crisis proved too much for both companies and they decided to move on, resulting in a loss for the Fund.

Outlook

Even with high interest rates, increased antitrust scrutiny and a recession looming, there are signs that merger activity is picking up. Historically, after a boom year like 2021 when volumes topped $5 trillion, it takes about two years for the M&A market to bottom out and we are seeing that now. Financing markets are opening for big deals with three of the largest deals of the year being announced in September. Buyers and sellers are becoming more realistic about pricing which is conducive to more activity as well. The hesitancy to do deals in this regulatory environment has been tempered somewhat by Microsoft’s win in court for its Activision deal and a settlement in the Horizon/Amgen deal. These victories solidify our belief in the decades of case law that govern our business and provide protection from government overreach.

While deals are taking longer to bring to fruition, the extra due diligence done before announcement ensures that companies are steadfast in their belief in both the merits and the legality of their transactions. Private equity is still in the position where the money they raised needs to be spent or returned to investors. Deal sizes will likely be smaller and equity checks larger, which is consistent with what we are seeing. With banks still working off the loans from the last few years, private equity will continue to lean on the $1.5 trillion private credit market to help finance deals. The general tone in the M&A market is positive with increased deal rumors and more announcements. The spread environment continues to be favorable with regulatory angst eased, but still at the forefront of everyone’s mind. The duration of the portfolio remains short with more than 80% of our deals set to close in three to six months. This leaves the Fund in a solid position as we head into the new fiscal year.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

P.O. Box 1627 | New York, NY 10150 | 212 350-0200 | www.kellnercap.com

Dear Shareholder,

This Annual Report covers the AXS Alternative Value Fund (“the Value Fund”) and the AXS Market Neutral Fund (“the Market Neutral Fund”) for the fiscal year ending September 30, 2023. We appreciate this opportunity to offer insight into the funds’ investment strategies and to offer commentary on performance and evolving global market conditions.

Market Commentary

The equity market rebounded during trailing twelve months ended September 30, 2023 as the S&P 500 gained 21.62% on a total return basis during the period. A rebound in corporate earnings, a slowing rate of inflation and market participants’ increase in risk appetite are largely credited for the rise. Value stocks underperformed growth stocks during the trailing twelve months as the Morningstar US LM Value Index gained 17.51% on a total return basis while the Morningstar US LM Growth Index gained 22.39% on a total return basis. Underlying data from investment factor analysis from S&P CapitalIQ, show that large stocks generally outperformed small stocks and stocks that exhibit increased price volatility performed better than low price volatility stocks, both by wide margins. Factor data also indicate that stocks with good valuation metrics underperformed those with less attractive metrics. This is notable because performance of the valuation factor has historically been a significant driver of performance for the Value Fund and Market Neutral Fund.

As the equity market currently stands, the valuation of the overall market looks very stretched. The Cyclically Adjusted Price-to-Earnings (“CAPE”) multiple is an interesting very long-term valuation indicator for the S&P 500 that we follow. The current CAPE multiple of 30.8x is in the top 11% of all the monthly CAPE multiple measurements dating back to March 31, 1936. Historically, when this multiple is high, the ten-year annualized average return for the S&P 500 for the next ten years is below the average ten-year annualized return for the S&P 500. This is important because of the rise in interest rates over the past year. Yields on U.S. ten-year Treasury bonds, generally considered a low-risk, safe security, are nearing 5%. If yields continue to rise without an equity market correction, fixed income securities will become an increasingly attractive investment alternative to equities in our view.

The Value Fund

The macroeconomic view upon which our value strategies are based is what we consider to be a straightforward model of market behavior over time. This model is based on the belief that corporate profits, market multiples, and interest rates drive stock price returns over very long periods of time.

Performance Commentary

The Value Fund invests in high quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology to execute this strategy. ROTA/ROME® focuses on a company’s Return on Total Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock. We believe that companies that exhibit sustainable long-term high ROTA are higher quality companies that most likely have a competitive advantage within the marketplace. ROME is a measure of profit yield, and like a yield on a bond, the higher the ROME, the more likely that shares in the company can be purchased at a better valuation compared to a company with a lower ROME.

Return 1-Yr
AXS Alternative Value Fund - CL I	8.98%
AXS Alternative Value Fund - Investor Class	8.79%
S&P 500	21.62%

3965 West 83rd Street • #348 • Prairie Village, KS 66208

913.214.5001

www.cognios.com

During the fiscal year ended September 30, 2023, the total return for the Class I Shares (COGVX) was 8.98% and the total return for the Investor Class Shares (COGLX) was 8.79%%, which trailed the S&P 500 index due to the soft performance of the valuation factor. The strong performance of the volatility factor negatively impacted the Value Fund to a lesser extent as the investment model typically selects stocks with lower share price volatility.

AXS Market Neutral Fund

The AXS Market Neutral Large Cap Fund employs a Beta -adjusted market neutral investment strategy that seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure). Additionally, by hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Performance Commentary

The Market Neutral Fund invests long in high quality companies that trade at attractive valuations relative to the broader market. We utilize our proprietary ROTA/ROME® investment selection and portfolio construction methodology, very similar to the Value Fund. Conversely, The Market Neutral Fund sells short shares in companies that demonstrate poor qualities based on our proprietary ROTA/ROME® investment selection and portfolio construction methodology.

Return 1-Yr
AXS Market Neutral Fund - CL I	4.86%
AXS Market Neutral Fund - Investor Class	4.54%
S&P 500	21.62%

For the twelve months ended September 30, 2023, the total return for the Class I Shares (COGIX) was 4.86% and the total return for the Investor Class Shares (COGMX) was 4.54%. The strong performance of the volatility factor negatively impacted the Market Neutral Fund to a lesser extent as the investment model typically selects stocks with lower share price volatility for the long portfolio and higher volatility stocks for the short portfolio.

We look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

We thank you for investing with us and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley

Portfolio Managers

Cognios Capital

Disclosures

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

Performance data quoted represents past performance; past performance does not guarantee future results.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective.

The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole. Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares. The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments and changes in the regulatory environments of foreign countries.

The Russell 1000® Value Total Return Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

The Russell 1000® Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

Price-to-earnings ratio is a valuation metric of a company’s current share price compared to its earnings per share.

You cannot invest directly in an index.

Index performance is not indicative of a fund’s performance.

Must be preceded or accompanied by a prospectus.

Distributed by IMST Distributors, LLC, which is not affiliated with AXS.

Dear Shareholders,

We write this annual shareholder letter for the AXS Adaptive Plus Fund (“the Fund”) as of fiscal year end on September 30, 2023.

OVERVIEW

Fund performance occurred with the backdrop of a choppy equity rebound beginning in October 2022 and lasting through late June before faltering a bit in the third quarter of 2023. Inflation was held in check for much of the period due to the Federal Reserve tightening cycle. The bond market was relatively flat for the period due to tightening conditions, leading investors to seek returns in equities.

As an indexed-based strategy, the Fund is designed to track the performance of its underlying index which seeks capital preservation and growth as described below.

PERFORMANCE

Class I shares of the Fund (AXSPX) returned -3.51% for fiscal year ended September 30, 2023. Fund performance was in line with the ProfitScore Regime Adaptive Equity Index1 gross performance of -1.45%. The Fund’s prospectus benchmark S&P 500 Total Return Index returned 21.62%.2

INVESTMENT STRATEGY

The AXS Adaptive Plus Fund seeks capital appreciation in rising and falling U.S. equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in equity-linked call options or swaps that provide exposure to the ProfitScore Capital Management, Inc. (“ProfitScore”) Regime Adaptive trading program (the “Trading Program”) that is designed to produce the returns of the ProfitScore Regime-Adaptive Equity Index (the “Index”). The Index reflects the returns of a highly liquid, systematic trading program that is calculated based on trades (long and short) of S&P 500 Index or Nasdaq 100 securities and cash equivalents.

The options and swaps in which the Fund invests are designed to produce returns similar to the Index. The Fund does not invest more than 25% of its net assets with any one option counterparty or swap contract counterparty. To generate additional income, Fund’s assets not invested in options or swaps or used as collateral for such investments may be allocated to money market funds and/or U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, and/or other investment grade fixed income securities or fixed income ETFs.

INVESTMENT PHILOSOPHY

The AXS Adaptive Plus Fund seeks exposure to the Trading Program’s investment strategy based on the concept that equity market efficiency is negatively correlated with volatility. When volatility increases, market efficiency declines, and vice versa. The volatility state of the market determines alpha/beta opportunities. Low volatility periods are commonly known as bull markets when longer term uptrends and the bulk of market gains occur. The Trading Program’s U.S. equity exposure will attempt to systematically capture beta, which is the return generated from a portfolio that can be attributable to the overall market returns, during low volatility regimes. When volatility is elevated, the Trading Program will adjust its U.S. equity exposure in an attempt to generate alpha, which is a measure of the amount that an investment has returned in comparison to the market or benchmark. The overall goal of the Trading Program is to minimize the effect of U.S. equity volatility on the Trading Program while generating gains in bull or bear markets

[1]	The ProfitScore Regime-Adaptive Equity Index (the "Index") offers a dynamic (time-varying) exposure across a defined range of assets within (the "Opportunity Set") representing U.S. equity and cash equivalent assets: (U.S. Equity Equivalents), (Cash Equivalents). Allocations to each asset within the Opportunity Set are generated by a proprietary systematic methodology developed by ProfitScore Capital Management, Inc., the Index Sponsor. New allocations are generated as market conditions change.
[2]	The S&P 500 Index measures the performance of large cap U.S. equities. It is weighted by market cap and comprised of 500 of the largest domestically listed companies which represent approximately 80% of domestically available market capitalization.

INVESTMENT PROCESS

The Fund’s seeks to meet or exceed the returns of Index via exposure to the Trading Program combined with cash management. The Trading Program and therefore the Fund seeks capital appreciation in both rising and falling US equity markets. The Trading Program determines its equity exposure long, neutral or short based on various rules including rules designed to measure the volatility state of the market. With the 75% or more of assets not allocated to swaps or option exposure of the Trading Program, the Fund seeks to grow assets with interest in the products mentioned above.

OUTLOOK

Going forward, the beleaguered market seeks to regain its footing as the nation faces a presidential election with inflationary pressures and two geopolitical battles going on in Gaza and Ukraine. Whatever the stock market does, the Index will attempt to adjust to the conditions and the Fund will track the Index.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses and sales charges. The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Faithfully yours,

Parker B. Binion

Head of Investments, AXS Investments LLC

There are risks involved with investing including the possible loss of principal. The Fund can invest in derivatives, which include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices or other reference obligations or measures of value. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Certain Fund transactions, such as entering into futures contracts, options, and short sales, may give rise to a form of leverage. For additional information on risks of investing in the fund, please see the prospectus.

Past performance does not guarantee future results.

AXS Investments

181 Westchester Ave., Ste. 402

Port Chester, NY 10573

axsinvestments.com

833.AXS.ALTS

(297.2587)

Dear Fellow Shareholders,

As a result of the AXS Income Opportunities Fund (“the Fund”) having a new fiscal year-end, September 30, 2023, this annual shareholder letter primarily addresses the one month intervening period from the prior fiscal year-end, August 31, 2023.

OVERVIEW

Despite the more challenging equity and fixed income market environment which rapidly developed in September, the Fund held up well during the twelve-month period ended September 30, 2023. As has been the case for several quarters, capital markets participants across all sectors continued to be highly focused on incoming economic data that might suggest the elevated inflation backdrop was subsiding. Manageable debt maturities and heightened balance sheet liquidity remained issues of utmost priority for commercial real estate owners and investors.

Investment Objectives & Strategy

The AXS Income Opportunities Fund seeks to maximize current income with the potential for modest growth of capital. The Fund focuses its investment primarily in preferred stocks issued by listed companies in the U.S. real estate investment trust (REIT) sector—diversifying across property types (e.g., lodging, retail, office, apartments, etc.) and mortgage subsectors. The Fund also maintains exposure to REIT common stocks when there appears to be opportunity for both attractive yield and capital appreciation.

returns

For the above referenced one month period between the prior and new fiscal year-ends (now 9/30/23), the Class I (OIOIX) shares returned -3.23% as compared to -2.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. For the 12-months ending September, the Fund returned 12.21% as compared to 0.64% for the Index.

The Fund’s 3-year total return was 5.52% annualized compared to -5.21% for the Index through September 30th.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 297-2587 or visit the Fund’s website at www.axsinvestments.com.

DISTRIBUTION RATE

We are pleased the Fund’s Class I share distribution rate1 amounted to 7.45% at the end of September. For some of the portfolio companies, as earnings growth continues there may be an ability to increase dividends in future periods, helping to support Fund dividends. The subsidized and unsubsidized SEC 30-day yields as of September 30th were 7.23% and 7.71%, respectively.

Market SUMMARY

As heightened capital market volatility and financing stresses induced by the multiple regional bank failures in late March of 2023 continued to fade, the relative calming that occurred in the second and early third quarter was a welcomed change. Companies in the REIT sector generally had solid earnings results coming out of the second quarter, many appear positioned to perform well versus other assets classes—especially considering the sector’s relatively attractive stock valuations.

Particularly in times of banking sector stress as we saw in March and typically for some time thereafter, facets of financing commercial real estate businesses such as balance sheet liquidity, cash availability, and ready access to longstanding lines of credit matter foremost. The ability of real estate owners to maintain control over their assets, not relinquishing them through foreclosure, is paramount. Fortunately, most publicly traded real estate companies manage these facets of the business very well.

Especially if the Fed’s current “higher for longer” rate scenario plays out, there will be some highly leveraged real estate owners continuing to make headlines as the cash flow from their real estate fails to cover debt service, and/or the diminished value of the assets make refinancing difficult or impossible. Ideally at least some REITs in the portfolio would potentially profit from the attractively priced buying opportunities that might result.

Portfolio Allocation

At the fiscal year-end, the Fund was comprised of 92% preferred stocks and 17% REIT common equities. With their competitive yield profile and consistent history of dividend payments, preferred stocks remain the primary focus of the portfolio.

Portfolio by Security Type

	Preferreds	Equities
Number of Positions	52	15
Number of Issuers	31	15
Net Invested	92%	17%

[1]	Distribution Rate is the most recent Class I share dividend amount annualized ($1.0745) divided by the NAV as of 9/30/23 ($14.43), which equates to 7.45%.

Fund Positioning

Given the recovery in stock prices witnessed into fiscal year-end was only partial, not complete, many REIT stocks remain available for investment with large price to net asset value (NAV) discounts. These sizeable discounts make it sensible to include a meaningful allocation in the portfolio to common stocks in the sector. Solid balance sheets, dividends well covered by cash flow, and attractive valuation, continue to drive stock selection.

TOP 5 NET Sector Composition

SECTOR	Preferreds	SECTOR	Equities
Hotels	34%	Office	4%
Mortgage	31%	Retail	4%
Diversified	7%	Diversified	3%
RE Operating Co’s	6%	Mortgage	3%
Single Family Residential	3%	Health Care	2%

Current and future holdings are subject to change and risk. The views in this letter were as of 9/30/23 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual Fund Investing involves risk; principal loss is possible.

Dear Fellow Shareholders,

We write this annual shareholder letter for the AXS Dynamic Opportunity Fund (“the Fund”) as of fiscal year end on September 30, 2023.

OVERVIEW

Our fiscal year commenced with a pivotal moment as the stock market reached its low point in October 2022, and then rallied into late July 2023, only to experience a subsequent pullback in the months that followed. To expand on the market recovery, there were seven mega-cap stocks that led the market during this period while the rest of the market lagged far behind the “Magnificent 7”. During the fiscal year, we witnessed a significant change in the Federal Funds rate, which increased from 3.25% to 5.50%. This shift had notable repercussions, including the unfortunate failure of several regional banks. Many investors took a "risk-off" approach in the broader stock market as investors fled to safer short-term treasury bills and money market funds, which offered attractive yields relative to the perceived risk in the equity market. Inflation has been a recurring concern throughout the fiscal year. Reports show that inflation has shown signs of slowing down since its peak. These developments continue to be closely monitored, and we remain vigilant in our efforts to adapt to this evolving economic environment.

INVESTMENT STRATEGY

The Fund is an equity long/short fund with a strategy designed to capture market upside when market conditions are favorable, while preserving capital when the market conditions are unfavorable. We use a proprietary dynamic hedge model that is updated daily to determine the overall market health and adjust our market exposure accordingly. For example, for most of July 2023 our model indicated 100% exposure (no hedges), but by the end of the fiscal year (September) the model had moved to just 20% market exposure (with significant hedges).

For our long stock portfolio, we screen for stocks experiencing high-volume breakouts, and then scrutinize those companies for the ones with the strongest underlying fundamentals. On the short side we use a similar screening method to identify short ETF candidates that are weak and in downtrends or have broken support levels. Over recent years we’ve seen how shorting individual equity names can come with immense risks of violent short squeezes, and we pride ourselves on using ETF shorts as our shorting strategy against our portfolio to eliminate single stock risk.

INVESTMENT PHILOSOPHY

The Fund is designed as a core investment for investors seeking long term capital appreciation with a short-term focus on capital preservation. The fund employs a dynamic hedging strategy, which aims to actively participate during a rising market environment and protect investors when markets experience downturns.

INVESTMENT PROCESS

1.	Long-term growth of capital

Our Fund screens stocks daily to seeks out new investment opportunities to enhance our portfolio. This diligent approach involves monitoring a diverse range of indicators, with a focus on selecting the most promising investment opportunities from a bottom up basis. For instance, when evaluating a company in its early stages of growth, we prioritize criteria such as high-volume breakouts and substantial revenue growth, recognizing these as key drivers of future success. Our preference is to hold our positions for the long-term, focusing on earnings stability, free cash flow growth, and high profit margins.

2.	Preservation of capital

During periods of elevated volatility, particularly during events like earnings releases, we take proactive measures to protect our positions by implementing option strategies as a hedge to protect downside risk. In addition to the option strategies available for hedging individual stocks, our fund incorporates a strategy of identifying and shorting weak ETFs as a hedge to our overall portfolio. When our risk model indicates that market exposure should be decreased, we proactively respond by raising cash and adding to hedges. This is achieved through a de-risking strategy, which involves strategically repositioning our portfolio to minimize our overall exposure. We believe that by employing these dynamic strategies, we can better navigate the fluctuations of the market and minimize drawdowns.

PERFORMANCE

Class I shares1 of the Fund (ADOIX) returned -0.46% for the period, outpacing the benchmark Wilshire Liquid Alternative Global Macro Total Return Index2 which declined -3.79%.

The stock market during the fiscal year was highlighted by a very narrow group of stocks leading the way, while a much larger band of stocks experienced negative performance. The choppiness of the broader market made it difficult to find new leading stocks, and many breakouts that we did participate in proved short lived. Hedging activity was elevated over the last 12 months, as was portfolio turnover. This is not typically characteristic of a new bull market. When a new bull market does emerge, we would expect to see waves of stocks showing up on our screens and offering attractive opportunities for new leadership in the market.

OUTLOOK

Our outlook is one of optimism and strategic preparedness. The year ahead is an election year, and Fed Funds futures are beginning to factor in the possibility of rate cuts, which traditionally have a positive impact on the broader stock market. Innovations like AI have been a big talking point this fiscal year and have the potential to further fuel the stock market's growth. Despite our optimism, we remain mindful of the geopolitical environment's potential impact on financial markets. We are also mindful of a potential economic slowdown following the Fed’s historic rate hike campaign. We are ready to take proactive steps that allow us to hedge against potential risks if the situation occurs.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Faithfully yours,

Jordan Kahn

Portfolio Manager, AXS Investments LLC

[1]	Investor class shares (ADOIX) returned -0.71% (-6.44% with load) for the fiscal year.
[2]	The Wilshire Liquid Alternative Global Macro Index℠ measures the performance of the global macro strategy component of the Wilshire Liquid Alternative Index. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. Created in 2014, with a time series of data beginning on June 30, 2006, the Wilshire Liquid Alternative Global Macro Index (WLIQAGM) is designed to provide a broad measure of the liquid alternative global macro market.

Fund holdings and/or sector allocations are subject to change. Please see the Schedule of Investments for information on current holdings.

Past performance does not guarantee future results.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit and liquidity risks. The Fund may also engage in short selling activities, which are more risky than long positions because the potential loss on a short sale is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged. These risks may result in greater share price volatility. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of small margin requirements relative to futures contract value. Swap transactions may alter the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices or inflation rates and also may alter the Fund’s volatility. Selling covered calls limits the upside potential of the underlying security. Selling put options may require the Fund to purchase the underlying securities during periods of declining prices. Premiums paid to purchase options lose value over time and may be lost entirely, if the option expires before it is feasible to be exercised. The protection from selling puts is limited to the strike price minus the premium paid. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility.

Dear Fellow Shareholders,

We write this annual shareholder letter for the AXS Tactical Income Fund (“the Fund”) as of fiscal year end on September 30, 2023.

OVERVIEW

During the fiscal year, we witnessed a significant change in the Federal Funds rate, which increased from 3.25% to 5.50%. Over that time period the 10-year US Treasury yield rallied up to around 4.75% which is nearly 100 basis points higher than levels seen at the start of the fiscal year. The rise in bond yields made it difficult for the broader fixed income markets as rising rates acted as a stiff headwind for fixed income markets. The US Aggregate Bond Index (AGG) is down -1.03% year-to-date in 2023.

INVESTMENT STRATEGY

The Fund is a tactical income fund that takes a systematic trading approach in the portfolio. Our goal is to actively participate in up-trending, income-oriented sectors while avoiding down-trending sectors. We conduct daily technical assessments of fixed income ETFs across various sectors to monitor their performance and overall health. Based on these assessments and positioning within our models, we exercise discretion in adjusting the allocation of investments to the various fixed income ETFs, with a focus on optimizing yield and performance.

INVESTMENT PHILOSOPHY

The Fund is designed as a core investment for investors seeking income generation, while also focusing on capital preservation. The fund employs a tactical strategy which is geared towards seizing promising income-generating opportunities and minimizing potential losses during market downturns. Our primary goal is to enable our investors to benefit from financial market gains while managing risk on the downside.

INVESTMENT PROCESS

The Fund conducts daily screenings across the entire fixed income market spectrum to identify ETFs that align with our portfolio objectives. Our focus is on identifying ETFs that not only offer appealing yields but also exhibit upward trends, enabling us to benefit from both yield and performance. During market volatility, we adopt a risk-off approach and allocate our capital into safer havens, such as short-term treasury ETFs and cash.

PERFORMANCE

Class I shares1 of the Fund (TINIX) returned -0.40% for the period, underperforming the benchmark Bloomberg Aggregate Bond Index2 which returned 0.64%.

The choppy environment in fixed income, characterized by Fed rate hikes and rising bond yields, made it difficult to see much price appreciation in many of the higher yielding sectors of fixed income. For the first time in nearly a decade, there are areas of the income markets that offer the prospect of double-digit yields. But those areas have been volatile, leading the Fund to get stopped out of positions frequently. As the Fed rate hike cycle looks to be nearing its end, bond market volatility should decrease and allow for greater price appreciation going forward.

[1]	Class A Shares (TINAX) returned -0.76% (with load -6.45%) for the fiscal year.
[2]	The Bloomberg USAgg Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Index was originally known as the Barclays Aggregate Bond Index until Bloomberg took it over.

OUTLOOK

Our investment approach remains tactical, giving the Fund flexibility to respond to the evolving market environment. Currently, the Federal Reserve appears to have largely completed its cycle of rate hikes, with the economy requiring a period to absorb the effects of these hikes. We foresee a limited likelihood of the Fed reversing course and cutting rates within 2023. It is our observation that the Fed intends to adopt a more observant role, allowing the impact of the rapid interest rate hikes to unfold throughout the remainder of this year. If circumstances warrant, they may consider the possibility of initiating a rate reduction in 2024, but they will want to see inflation measures continue to move lower, and possibly await some easing in the labor market.

Faithfully yours,

Jordan Kahn

Portfolio Manager, AXS Investments LLC

Fund holdings and/or sector allocations are subject to change. Please see the Schedule of Investments for information on current holdings.

Past performance does not guarantee future results.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Mutual funds involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit and liquidity risks. The Fund may also engage in short selling activities, which are more risky than long positions because the potential loss on a short sale is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged. These risks may result in greater share price volatility. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts exposes the Fund to leverage risk because of small margin requirements relative to futures contract value. Swap transactions may alter the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices or inflation rates and also may alter the Fund’s volatility. Selling covered calls limits the upside potential of the underlying security. Selling put options may require the Fund to purchase the underlying securities during periods of declining prices. Premiums paid to purchase options lose value over time and may be lost entirely, if the option expires before it is feasible to be exercised. The protection from selling puts is limited to the strike price minus the premium paid. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility.

Annual Commentary 2023

AXS Chesapeake Strategy Fund

At Chesapeake Capital, we have steadfastly applied a systematic long-term trend following approach to help investors seek capital appreciation. Our model, now time-tested for over 30 years, is to identify long- term price trends in futures contracts diversified across about 100 global markets. We go long when trends are up and short when they are down, cutting losses and letting profits run along the way. Our approach is reactionary, not predictive, and driven by a highly disciplined algorithmic process that removes emotion from the equation. The AXS Chesapeake Strategy Fund allows investors to benefit from long-term trends. For the fiscal year ending September 30, 2023, the AXS Chesapeake Strategy Fund Class I, Class C and Class A shares were -2.35%, -3.27% and -2.50% (-8.11% with load), respectively, the SG Trend Index which was -4.97%.

2022 – Q4

The fund produced negative results for the quarter; gains in October and December were able to slightly reduce the impact of losses incurred in November. Three of the four major market sectors traded (Stocks, Fixed Income, Currency and Commodities) in the fund produced losses for the quarter. Currency markets produced the largest losses as the US dollar gave back some of its previous gains against global currencies during the quarter. The commodity markets also produced losses for the fund for the quarter led by losses in the metal and energy complex. The Fixed income sector was basically flat for the quarter, but led the portfolio in gains for the year, followed by yearly positive results in commodities and currencies. The equity sector produced small losses for the quarter.

2023 – Q1

In the fixed income arena, the fund produced negative returns on short positions in US and global interest rates. The trend of global rising rates paused as regional bank failures weighed on the Federal Reserve’s potential for aggressive rate hikes to combat inflation. The currency sector recorded slight losses for the quarter on the weakening dollar, particularly against the Euro and the Japanese Yen as both currencies rebounded sharply after trading at decade lows versus the US dollar. The fund enters the second quarter with a minimal change in exposure in the currency complex. The equity sector contributed losses for the quarter as net short positions in the complex produced losses. By quarter end, the fund had increased long positions in the European indices. The commodity complex contributed net gains on mixed results in the subsectors. Gains were produced in the agricultural sector, particularly on long sugar and short coffee positions. Gains were also recorded in the meat complex. Losses for the complex were posted in the energy and metals markets.

2023 – Q2

The equity sector was the largest contributor to gains for the quarter with the fund posting gains in US and global stock indices. In the fixed income arena, the fund produced positive results on short US and global interest rate positions. The trend of global rising rates continued, particularly towards the latter half of the quarter’s end. The currency sector recorded slight gains for the quarter on a stronger US dollar vs. Japanese Yen and Swedish Kroner as gains on long dollar positions offset losses incurred on recently establish short dollar positions vs. the Euro, British Pound and Swiss Franc. The commodity complex contributed to net gains on mixed results in the subsectors. Gains were also recorded in the meat complex and were also produced in the soft commodity sector, particularly on long sugar and cocoa positions and short coffee positions. Losses in commodities were posted in the energy and metals markets. Gains were also recorded in the meat complex.

2023 – Q3

The fund produced positive results on short US and global interest rate positions in the fixed income arena. The trend of global rising rates continued, particularly towards the latter half of the quarter’s end. The equity sector was the largest contributor to negative performance for the quarter with the fund posting losses in US and global stock indices long positions. The currency sector recorded net losses for the quarter as the stronger US dollar produced losses on the funds short dollar positions vs. the Euro, British Pound and Swiss Franc. The long dollar positions in Japanese Yen and Swedish Kroner produced gains. The commodity complex contributed net losses on mixed results in the subsectors. Losses in commodities were posted in the energy and metals markets. Losses were also recorded in the grain complex. Gains were recorded in the meat complex and soft commodity sector, particularly on long sugar positions. AXS Chesapeake Strategy Fund is well positioned to take advantage of price trends as that continue to emerge in 2023/4. The impact of geopolitical activity on the world markets continues to affect prices and trends. Chesapeake continues to maintain a well-diversified portfolio to try to dampen market volatility and benefit from price trends that develop.

The views in this letter were as of September 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is not necessarily indicative of future results. Futures trading is speculative and involves substantial risk of loss. This report is for use by current clients, authorized selling agents and prospective clients who have received a current Chesapeake disclosure document.

Actual Performance for Individual Capital Accounts may vary from the rate of return for the Company overall depending on the timing of the initial investment and subsequent additions and/or withdrawals.

100 South Ashely Drive, Suite 1140 Tampa, Florida 33602

Tel: 804.836.1617 Fax: 804.836.1610 E-mail: clientservices@chesapeakecapital.com

AXS Multi-Strategy Alternatives Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class shares with a similar investment in the Wilshire Liquid Alternative Global Macro Index TR during the periods shown. The performance graph above is shown for the Fund’s Investor Class shares. Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Wilshire Liquid Alternative Global Macro Index TR measures the performance of the global macro strategy component of the Wilshire Liquid Alternative Index TR. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years	Since Inception	Inception Date
Investor Class*	11.47%	2.44%	5.38%	N/A	N/A
Class I	11.60%	2.63%	N/A	5.11%	03/20/17
Wilshire Liquid Alternative Global Macro Index TR	-3.79%	3.53%	2.28%	N/A	N/A

*Formerly R-1 Class.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the KCM Macro Trends Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund”) on October 18, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 19, 2019, reflect the performance of the Predecessor Fund.

Gross and Net expense ratios for Investor Class were 2.31% and 1.84%, respectively, and for Class I shares were 2.06% and 1.67%, respectively, which were the amounts stated in the current prospectus dated February 1, 2023, and supplemented on April 21, 2023 and July 3, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of the Fund’s Investor Class shares and Class I shares, respectively. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Multi-Strategy Alternatives Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AXS Sustainable Income Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares during the periods shown with a similar investment in the ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index. The performance graph above is shown for the Fund Class I shares. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index is the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years
Class I	3.49%	0.62%	1.60%
ICE BofA Merrill Lynch 1-3 Year US Corporate & Government Index	2.89%	1.23%	1.04%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Sky Harbor Short Duration High Yield Partners, LP, a Delaware limited partnership which commenced operations on February 1, 2013 (the “Predecessor Fund”) on October 16, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund's performance may have been adversely affected. Performance results shown in the graph and the performance table above for the period prior to October 17, 2020, reflect the performance of the Predecessor Fund. The return was 8.42% for the period October 17, 2020 (commencement of operations) through September 30, 2021.

AXS Sustainable Income Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Gross and net expense ratios for the Class I shares were 1.81% and 0.99%, respectively, which were stated in the current prospectus dated February 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Thomson Reuters Venture Capital Return Tracker Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the NASDAQ OTC Composite Index. The performance graph above is shown for the Fund Class I shares. Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The NASDAQ OTC Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	32.56%	4.59%	13.80%	10/02/14
Class C2	31.55%	3.81%	13.22%	09/23/15
Class I3	32.80%	4.83%	14.02%	10/02/14
After deducting maximum sales charge
Class A1	24.96%	3.36%	13.13%	10/02/14
Class C2	30.55%	3.81%	13.22%	09/23/15
NASDAQ OTC Composite Index	26.11%	11.41%	14.05%	10/02/14

[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchase of $1 million or more.
[2]	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Leland Thomson Reuters Venture Capital Index Fund, a series of the Northern Lights Fund Trust III (the “Predecessor Fund”) on November 20, 2020. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to November 21, 2020, reflect the performance of the Predecessor Fund.

AXS Thomson Reuters Venture Capital Return Tracker Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Gross and net expense ratios for the Class A shares were 2.07% and 1.75%, respectively, the Class C shares were 2.82% and 2.50%, respectively, and the Class I shares were 1.82% and 1.50%, respectively, which were stated in the current prospectus dated February 1, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Merger Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares with a similar investment in the ICE BofA Merrill Lynch 3-Month Treasury Bill Index during the periods shown. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. The indexes do not reflect expenses, fees or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years
Class I	7.23%	2.89%	2.54%
Investor Class	6.98%	2.65%	2.23%
ICE BofA Merrill Lynch 3-Month Treasury Bill Index	4.50%	1.72%	1.12%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Kellner Merger Fund, a series of the Advisors Series Trust (the “Predecessor Fund”) on January 22, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to January 23, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 2.63% and 2.33%, respectively, and the Class I shares were 2.38% and 2.08%, respectively, which were stated in the current prospectus dated February 1, 2023, and supplemented on April 21, 2023 and June 26, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Merger Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Alternative Value Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Total Return Index and the S&P 500 Value Index. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 500 Value Index represents the value companies of the S&P 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and are not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Class I	8.98%	9.51%	10.86%	10/03/16
Investor Class	8.79%	9.37%	10.67%	10/03/16
S&P 500 Total Return Index	21.62%	9.92%	12.30%	10/03/16
S&P 500 Value Index	19.65%	5.84%	7.19%	10/03/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), a series of the M3Sixty Funds Trust (the “Predecessor Fund”) on March 5, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to March 6, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 2.42% and 1.78%, respectively, and the Class I shares were 2.17% and 1.53%, respectively, which were stated in the current prospectus dated February 1, 2023, and supplemented on April 21, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Alternative Value Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Market Neutral Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at with a similar investment in the S&P 500 Total Return Index and Bloomberg Aggregate Bond Index for the periods shown above. The performance graph above is shown for the Fund’s Class I shares. Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bloomberg Aggregate Bond Index is comprised of investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and are not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years
Class I	4.86%	2.56%	4.25%
Investor Class	4.54%	2.32%	4.00%
S&P 500 Total Return Index	21.62%	9.92%	11.91%
Bloomberg Aggregate Bond Index	0.64%	0.10%	1.13%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), a series of the M3Sixty Funds Trust (the “Predecessor Fund”) on March 5, 2021. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to March 6, 2021, reflect the performance of the Predecessor Fund.

Gross and net expense ratios for the Investor Class shares were 4.65% and 3.88%, respectively, and the Class I shares were 4.40% and 3.63%, respectively, which were stated in the current prospectus dated February 1, 2023 and supplemented on April 21, 2023. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.70% and 1.45% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Market Neutral Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Adaptive Plus Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Total Return Index. The performance graph above is shown for the Fund’s Class I shares. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index measures the performance of large cap U.S. equities. It is weighted by market cap and comprised of 500 of the largest domestically listed companies which represent approximately 80% of domestically available market capitalization. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	Since Inception	Inception Date
Class I	-3.51%	-0.50%	9/15/22
S&P 500 Index	21.62%	11.34%	9/15/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

Gross and net expense ratios for the Fund’s Class I shares were 2.47% and 2.10%, respectively, which were the amounts stated in the current prospectus dated February 1, 2023, and supplemented on September 8, 2023. For the Fund’s current period expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.99% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until January 31, 2024 and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Adaptive Plus Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AXS Income Opportunities Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg U.S. Aggregate Bond Index during the periods shown. The performance graph above is shown for the Fund’s Class I shares. Class A and Class D shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed-income index used by bond traders and the managers of mutual funds and exchange-traded funds (ETFs) as a benchmark to measure their relative performance. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,2	11.96%	-1.53%	1.21%
Class D3	11.08%	-2.24%	0.50%
Class I2	12.21%	-1.25%	1.50%
After deducting maximum sales charge
Class A1,2	5.50%	-2.53%	0.69%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%
1	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more.
2	The Class I and Class A Shares commenced operations on June 28, 2013.
3	The Class D Shares commenced operations on September 27, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

AXS Income Opportunities Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

The Fund acquired the assets and liabilities of the AXS Income Opportunities Fund (formerly, Orinda Income Opportunities Fund), a series of the RBB Fund, Inc. (the “Predecessor Fund”) at the close of business on May 13, 2022. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to May 14, 2022, reflect the performance of the Predecessor Fund.

Expense ratios for the Class A, Class D and Class I shares were 1.69%, 2.44% and 1.44%, respectively, which were stated in the current prospectus dated January 1, 2023. For the Fund’s current period expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65%, 2.40% and 1.40% of the average daily net assets of the Fund’s Class A, Class D and Class I shares, respectively. This agreement is in effect until May 13, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

AXS Dynamic Opportunity Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the S&P 500 Total Return Index and the Wilshire Liquid Alternative Global Macro Index TR. The performance graph above is shown for the Fund’s Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The Wilshire Liquid Alternative Global Macro Index TR measures the performance of the global macro strategy component of the Wilshire Liquid Alternative Index TR. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and are not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-0.71%	0.18%	2.97%	01/20/15
Class I	-0.46%	0.38%	3.18%	01/20/15
After deducting maximum sales charge
Class A1	-6.44%	-1.00%	2.26%	01/20/15
S&P 500 Total Return Index	21.62%	9.92%	11.09%	01/20/15
Wilshire Liquid Alternative Global Macro Index TR	-3.79%	3.53%	1.40%	01/20/15
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

AXS Dynamic Opportunity Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

The Fund acquired the assets and liabilities of the AXS Dynamic Opportunity Fund, a series of Northern Lights Fund Trust III (the “Predecessor Fund”) which occurred on May 12, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to May 12, 2023, reflect the performance of the Predecessor Fund.

Expense ratio for the Fund’s Class A shares were 1.93% and for the Fund’s Class I shares were 1.68% which were the amounts stated in the current prospectus dated February 23, 2023. For the Fund’s current period expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 2.40% and 2.15% of the average daily net assets of Class A and Class I shares of the Fund. This agreement is in effect for a period of two years from the date of the reorganization of the ACM Dynamic Opportunity Fund, a series of Northern Lights Fund Trust III, which occurred on May 12, 2023, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

AXS Tactical Income Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg U.S Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg U.S Aggregate Bond Index is comprised of U.S investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-0.76%	-1.95%	0.49%	12/31/18
Class I	-0.40%	-1.71%	0.75%	12/31/18
After deducting maximum sales charge
Class A1	-6.45%	-3.88%	-0.76%	12/31/18
Bloomberg U.S Aggregate Bond Index	0.64%	-5.21%	-0.23%	12/31/18
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the AXS Tactical Income Fund, a series of Northern Lights Fund Trust III (the “Predecessor Fund”) which occurred on May 12, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to May 12, 2023, reflect the performance of the Predecessor Fund.

Expense ratio for the Fund’s Class A shares were 2.95% and for the Fund’s Class I shares were 2.70% which were the amounts stated in the current prospectus dated February 27, 2023. For the Fund’s current period expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 2.25% and 2.00% of the average daily net assets of Class A and Class I shares of the Fund. This agreement is in effect for a period of two years from the date of the reorganization of the ACM Tactical Income Fund, a series of Northern Lights Fund Trust III, which occurred on May 12, 2023, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

AXS Tactical Income Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AXS Chesapeake Strategy Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares with a similar investment in the SG Trend Index during the periods shown. The performance graph above is shown for the Fund’s Class I shares. Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and be representative of the trend followers in the managed futures space. The SG Trend index is equally weighted, and rebalanced and reconstituted annually. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of September 30, 2023	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-2.50%	4.61%	N/A	3.01%	08/21/15
Class C2	-3.27%	3.82%	N/A	2.25%	08/21/15
Class I3	-2.35%	4.86%	7.53%	N/A	N/A
After deducting maximum sales charge
Class A1	-8.11%	3.37%	N/A	2.26%	08/21/15
Class C2	-4.23%	3.82%	N/A	2.25%	08/21/15
SG Trend Index	-4.97%	9.14%	6.21%	N/A	N/A
[1]	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchase of $1 million or more.
[2]	Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares sold within 12 months of the date of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

The Fund acquired the assets and liabilities of the Equinox Chesapeake Strategy Fund, a series of the Equinox Funds Trust (the “Predecessor Fund”) on November 8, 2019. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to November 9, 2019, reflect the performance of the Predecessor Fund.

AXS Chesapeake Strategy Fund

FUND PERFORMANCE at September 30, 2023 (Unaudited) – Continued

Gross and net expense ratios for the Class A were 2.69% and 2.19%, respectively, for the Class C shares were 3.44% and 2.94%, respectively, and for the Class I shares were 2.44% and 1.94%, respectively, which were stated in the current prospectus dated February 1, 2023. For the Fund’s current one year expense ratios, please refer to the Consolidated Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 2.10%, 2.85%, and 1.85% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until July 22, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

AXS Multi-Strategy Alternatives Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 56.2%
	AEROSPACE/DEFENSE — 2.0%
260	Curtiss-Wright Corp.	$50,864
1,590	Howmet Aerospace, Inc.	73,537
180	Lockheed Martin Corp.	73,613
145	TransDigm Group, Inc.*	122,254
		320,268
	AGRICULTURE — 0.5%
1,840	Altria Group, Inc.	77,372

	APPAREL — 1.0%
305	Deckers Outdoor Corp.*	156,798

	AUTO MANUFACTURERS — 4.1%
580	Cummins, Inc.	132,507
1,280	Tesla, Inc.*	320,281
9,075	Wabash National Corp.	191,664
		644,452
	BANKS — 2.2%
9,845	Customers Bancorp, Inc.*	339,160

	BIOTECHNOLOGY — 2.6%
2,345	Gilead Sciences, Inc.	175,734
4,015	Incyte Corp.*	231,947
		407,681
	BUILDING MATERIALS — 2.0%
2,135	American Woodmark Corp.*	161,427
3,300	Apogee Enterprises, Inc.	155,364
		316,791
	COMMERCIAL SERVICES — 2.0%
4,760	Adtalem Global Education, Inc.*	203,966
440	Automatic Data Processing, Inc.	105,855
		309,821
	COMPUTERS — 5.0%
1,765	Apple, Inc.	302,186
630	Leidos Holdings, Inc.	58,061
1,015	Qualys, Inc.*	154,838
6,010	Western Digital Corp.*	274,236
		789,321
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.9%
780	Encore Wire Corp.	142,319

AXS Multi-Strategy Alternatives Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	ELECTRONICS — 2.8%
2,805	Brady Corp. - Class A	$154,050
1,465	Garmin Ltd.[1]	154,118
10,960	TTM Technologies, Inc.*	141,165
		449,333
	ENGINEERING & CONSTRUCTION — 1.0%
740	EMCOR Group, Inc.	155,689

	HEALTHCARE-PRODUCTS — 2.6%
970	Edwards Lifesciences Corp.*	67,202
1,070	Globus Medical, Inc. - Class A*	53,126
885	Haemonetics Corp.*	79,278
315	Intuitive Surgical, Inc.*	92,071
690	Lantheus Holdings, Inc.*	47,941
365	Teleflex, Inc.	71,690
		411,308
	HOME BUILDERS — 2.4%
2,015	Century Communities, Inc.	134,562
1,420	M/I Homes, Inc.*	119,337
1,080	Meritage Homes Corp.	132,181
		386,080
	INSURANCE — 5.9%
460	American Financial Group, Inc.	51,368
1,210	Arch Capital Group Ltd.*,[1]	96,449
300	Erie Indemnity Co. - Class A	88,137
1,680	Essent Group Ltd.[1]	79,447
215	Kinsale Capital Group, Inc.	89,038
5,295	MGIC Investment Corp.	88,374
2,505	Old Republic International Corp.	67,485
1,230	Primerica, Inc.	238,632
490	RLI Corp.	66,586
1,100	W R Berkley Corp.	69,839
		935,355
	INTERNET — 4.3%
725	Amazon.com, Inc.*	92,162
1,595	Expedia Group, Inc.*	164,397
1,395	JD.com, Inc. - ADR[1]	40,636
125	MercadoLibre, Inc.*	158,485
470	Meta Platforms, Inc. - Class A*	141,099
235	Netflix, Inc.*	88,736
		685,515

AXS Multi-Strategy Alternatives Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	MISCELLANEOUS MANUFACTURING — 0.7%
1,185	3M Co.	$110,940

	OIL & GAS — 0.1%
40	Valero Energy Corp.	5,668
368	Vitesse Energy, Inc.	8,424
		14,092
	PACKAGING & CONTAINERS — 0.8%
7,310	O-I Glass, Inc.*	122,296

	RETAIL — 2.5%
470	AutoNation, Inc.*	71,158
175	Costco Wholesale Corp.	98,868
175	Lithia Motors, Inc.	51,683
240	Murphy USA, Inc.	82,015
220	Ulta Beauty, Inc.*	87,879
		391,603
	SEMICONDUCTORS — 2.8%
235	ASML Holding N.V.[1]	138,335
695	NVIDIA Corp.	302,318
		440,653
	SOFTWARE — 5.5%
190	Adobe, Inc.*	96,881
1,275	Electronic Arts, Inc.	153,510
310	Intuit, Inc.	158,391
930	Microsoft Corp.	293,647
350	Synopsys, Inc.*	160,640
		863,069
	TELECOMMUNICATIONS — 1.7%
9,640	Juniper Networks, Inc.	267,896

	TRANSPORTATION — 0.8%
1,510	Matson, Inc.	133,967

	TOTAL COMMON STOCKS
	(Cost $8,494,920)	8,871,779
	EXCHANGE-TRADED FUNDS — 33.6%
41,575	AGF U.S. Market Neutral Anti-Beta Fund - Class B - ETF	825,679
38,000	Direxion Daily S&P 500 Bear 3X Shares - Class USD INC - ETF	599,640
2,835	Energy Select Sector SPDR Fund - Class USD INC - ETF	256,256
10,565	Global X Uranium ETF - ETF	285,677
8,520	iShares 7-10 Year Treasury Bond ETF - ETF	780,347
5,690	iShares MSCI India ETF - Class USD INC - ETF	251,612

AXS Multi-Strategy Alternatives Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
4,000	iShares MSCI India Small-Cap ETF - ETF	$252,480
4,131	iShares MSCI Japan ETF - ETF	249,058
3,620	iShares MSCI Japan Small-Cap ETF - ETF	245,997
50,000	ProShares UltraPro Short S&P 500 - Class USD INC - ETF	597,500
9,545	Simplify Health Care ETF - ETF	239,675
6,560	SPDR Gold MiniShares Trust - ETF*	240,490
2,935	SPDR S&P Health Care Equipment ETF - ETF	229,135
16,665	Sprott Physical Gold Trust*,[1]	238,643
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $5,312,663)	5,292,189

	SHORT-TERM INVESTMENTS — 12.3%
1,938,289	Fidelity Investments Money Market Government Portfolio - Class I, 5.16%[2,3]	1,938,289
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,938,289)	1,938,289

	TOTAL INVESTMENTS — 102.1%
	(Cost $15,745,872)	16,102,257

	Liabilities in Excess of Other Assets — (2.1)%	(331,054)
	TOTAL NET ASSETS — 100.0%	$15,771,203

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for swap agreement. As of September 30, 2023, the aggregate value of those securities was $1,339,400, representing 8.5% of net assets.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Multi-Strategy Alternatives Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Reference Entity	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Cowen	Cowen Financial Product - AXS Multi-Strat Short	Pay	2.82% (OBRF01* - Spread)	Monthly	8/30/2024	(2,600,069)	-	$131,547
TOTAL EQUITY SWAP CONTRACTS								$131,547

*	OBFR01 - Overnight Bank Funding Rate, 5.32% as of September 30, 2023.

Equity Swap Top 50 Holdings^

Cowen Financial Product - AXS Multi-Strat Short		EQUITIES

Number of		Notional	Percentage of Equity
Shares	Description	Value	Swap's Notional Amount
(1,675)	Invesco QQQ Trust Series 1 ETF	$(600,102)	23.08%
(2,760)	iShares S&P 100 ETF	(553,766)	21.30%
(3,525)	Invesco S&P 500 Equal Weight ETF	(499,457)	19.21%
(5,655)	First Trust US Equity Opportunities ETF	(474,896)	18.26%
(15,650)	Invesco S&P 500 Pure Growth ETF	(471,848)	18.15%

^	These investments are not direct holdings of the Fund. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket. This basket contains only 5 investments.

See accompanying Notes to Financial Statements.

AXS Multi-Strategy Alternatives Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	5.9%
Software	5.5%
Computers	5.0%
Internet	4.3%
Auto Manufacturers	4.1%
Electronics	2.8%
Semiconductors	2.8%
Healthcare-Products	2.6%
Biotechnology	2.6%
Retail	2.5%
Home Builders	2.4%
Banks	2.2%
Aerospace/Defense	2.0%
Building Materials	2.0%
Commercial Services	2.0%
Telecommunications	1.7%
Engineering & Construction	1.0%
Apparel	1.0%
Electrical Components & Equipment	0.9%
Transportation	0.8%
Packaging & Containers	0.8%
Miscellaneous Manufacturing	0.7%
Agriculture	0.5%
Oil & Gas	0.1%
Total Common Stocks	56.2%
Exchange-Traded Funds	33.6%
Short-Term Investments	12.3%
Total Investments	102.1%
Liabilities in Excess of Other Assets	(2.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Principal Amount		Value
	CORPORATE BONDS — 93.9%
	AEROSPACE/DEFENSE — 3.1%
	Hexcel Corp.
$105,000	4.200%, 2/15/2027[1]	$97,238

	AGRICULTURE — 3.1%
	Darling Ingredients, Inc.
104,000	5.250%, 4/15/2027[1,2]	99,103

	AUTO PARTS & EQUIPMENT — 2.5%
	Dana, Inc.
100,000	4.250%, 9/1/2030[1]	80,260

	BIOTECHNOLOGY — 1.5%
	BioMarin Pharmaceutical, Inc.
50,000	1.250%, 5/15/2027[3]	49,530

	BUILDING MATERIALS — 3.1%
	Owens Corning
107,000	3.950%, 8/15/2029[1]	97,227

	COMMERCIAL SERVICES — 3.5%
	AMN Healthcare, Inc.
106,000	4.625%, 10/1/2027[1,2]	95,797
	WASH Multifamily Acquisition, Inc.
5,000	5.750%, 4/15/2026[1,2]	4,669
	Williams Scotsman International, Inc.
10,000	6.125%, 6/15/2025[1,2]	9,900
		110,366
	COMPUTERS — 8.6%
	Apple, Inc.
100,000	1.125%, 5/11/2025[1]	93,538
	International Business Machines Corp.
100,000	3.300%, 5/15/2026	94,883
	Unisys Corp.
12,000	6.875%, 11/1/2027[1,2]	8,985
	Virtusa Corp.
19,000	7.125%, 12/15/2028[1,2]	15,342
	Zscaler, Inc.
50,000	0.125%, 7/1/2025[3]	60,050
		272,798
	ELECTRIC — 2.5%
	Clearway Energy Operating LLC
100,000	3.750%, 2/15/2031[1,2]	78,953

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ELECTRICAL COMPONENTS & EQUIPMENT — 3.0%
	EnerSys
$106,000	4.375%, 12/15/2027[1,2]	$96,327

	ELECTRONICS — 3.3%
	Honeywell International, Inc.
35,000	1.350%, 6/1/2025[1]	32,760
	Trimble, Inc.
75,000	6.100%, 3/15/2033[1]	73,494
		106,254
	ENERGY-ALTERNATE SOURCES — 3.8%
	Enphase Energy, Inc.
100,000	0.000%, 3/1/2026[3]	87,750
	Sunnova Energy International, Inc.
50,000	0.250%, 12/1/2026[3]	32,225
		119,975
	ENTERTAINMENT — 3.8%
	Six Flags Entertainment Corp.
10,000	4.875%, 7/31/2024[1,2]	9,895
	Vail Resorts, Inc.
70,000	6.250%, 5/15/2025[1,2]	69,623
49,000	0.000%, 1/1/2026[3]	43,120
		122,638
	FOOD — 0.1%
	H-Food Holdings LLC / Hearthside Finance Co., Inc.
9,000	8.500%, 6/1/2026[1,2]	2,250

	HEALTHCARE-PRODUCTS — 3.0%
	Hologic, Inc.
103,000	4.625%, 2/1/2028[1,2]	94,766

	HEALTHCARE-SERVICES — 2.3%
	CHS/Community Health Systems, Inc.
20,000	8.000%, 3/15/2026[1,2]	19,057
	ModivCare, Inc.
16,000	5.875%, 11/15/2025[1,2]	15,209
	Select Medical Corp.
15,000	6.250%, 8/15/2026[1,2]	14,655
	Tenet Healthcare Corp.
10,000	6.250%, 2/1/2027[1]	9,676
	U.S. Acute Care Solutions LLC
16,000	6.375%, 3/1/2026[1,2]	13,760
		72,357

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INTERNET — 0.9%
	TripAdvisor, Inc.
$10,000	7.000%, 7/15/2025[1,2]	$9,981
	Uber Technologies, Inc.
18,000	8.000%, 11/1/2026[1,2]	18,212
		28,193
	LODGING — 0.3%
	Hilton Domestic Operating Co., Inc.
10,000	5.375%, 5/1/2025[1,2]	9,825

	MACHINERY-DIVERSIFIED — 0.3%
	Titan Acquisition Ltd. / Titan Co.-Borrower LLC
11,000	7.750%, 4/15/2026[1,2,4]	10,780

	MEDIA — 3.5%
	CCO Holdings LLC / CCO Holdings Capital Corp.
20,000	5.500%, 5/1/2026[1,2]	19,319
	Cengage Learning, Inc.
2,000	9.500%, 6/15/2024[1,2]	2,002
	Directv Financing LLC / Directv Financing Co.-Obligor, Inc.
13,000	5.875%, 8/15/2027[1,2]	11,514
	Gannett Holdings LLC
21,000	6.000%, 11/1/2026[1,2]	18,037
	iHeartCommunications, Inc.
18,000	8.375%, 5/1/2027[1]	12,958
	McGraw-Hill Education, Inc.
5,000	5.750%, 8/1/2028[1,2]	4,320
	Townsquare Media, Inc.
40,000	6.875%, 2/1/2026[1,2]	37,776
	Videotron Ltd.
5,000	5.375%, 6/15/2024[1,2,4]	4,956
		110,882
	METAL FABRICATE/HARDWARE — 3.1%
	Advanced Drainage Systems, Inc.
105,000	5.000%, 9/30/2027[1,2]	98,398

	PACKAGING & CONTAINERS — 0.3%
	LABL, Inc.
10,000	6.750%, 7/15/2026[1,2]	9,690

	PHARMACEUTICALS — 0.3%
	AdaptHealth LLC
12,000	6.125%, 8/1/2028[1,2]	10,355

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	REITS — 22.9%
	Alexandria Real Estate Equities, Inc.
$105,000	3.800%, 4/15/2026[1]	$100,154
	American Tower Corp.
109,000	1.600%, 4/15/2026[1]	97,885
	Apollo Commercial Real Estate Finance, Inc.
10,000	5.375%, 10/15/2023[3]	9,950
	Digital Realty Trust LP
109,000	3.700%, 8/15/2027[1]	100,676
	Equinix, Inc.
113,000	1.000%, 9/15/2025[1]	102,667
	HAT Holdings I LLC / HAT Holdings II LLC
104,000	6.000%, 4/15/2025[1,2]	101,197
	Hudson Pacific Properties LP
26,000	5.950%, 2/15/2028[1]	21,705
	Iron Mountain, Inc.
100,000	4.875%, 9/15/2027[1,2]	92,236
	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
5,000	7.500%, 6/1/2025[1,2]	4,992
	Prologis LP
128,000	1.250%, 10/15/2030[1]	95,550
		727,012
	RETAIL — 2.8%
	Home Depot, Inc.
93,000	3.350%, 9/15/2025[1]	89,464

	SEMICONDUCTORS — 8.6%
	Amkor Technology, Inc.
10,000	6.625%, 9/15/2027[1,2]	9,863
	Broadcom, Inc.
100,000	3.150%, 11/15/2025[1]	94,531
	Microchip Technology, Inc.
75,000	0.983%, 9/1/2024	71,594
	Micron Technology, Inc.
100,000	5.375%, 4/15/2028[1]	96,643
		272,631
	SOFTWARE — 0.5%
	Rocket Software, Inc.
5,000	6.500%, 2/15/2029[1,2]	4,125
	SS&C Technologies, Inc.
7,000	5.500%, 9/30/2027[1,2]	6,604

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	SOFTWARE (Continued)
	Veritas US, Inc. / Veritas Bermuda Ltd.
$5,000	7.500%, 9/1/2025[1,2]	$4,177
		14,906
	TELECOMMUNICATIONS — 0.8%
	CommScope Technologies LLC
18,000	6.000%, 6/15/2025[1,2]	16,813
	Viasat, Inc.
9,000	5.625%, 4/15/2027[1,2]	7,797
		24,610
	WATER — 2.4%
	American Water Capital Corp.
80,000	3.400%, 3/1/2025[1]	77,361
	TOTAL CORPORATE BONDS
	(Cost $3,117,014)	2,984,149

Number of Shares
	MEDIUM TERM NOTES — 1.5%
	COMMERCIAL SERVICES — 1.5%
25,000	Capital Impact Partners	24,047
25,000	Capital Impact Partners[1]	23,421
		47,468
	TOTAL MEDIUM TERM NOTES
	(Cost $49,423)	47,468
	PREFERRED STOCKS — 1.2%
	PHARMACEUTICALS — 1.2%
	Harrow, Inc.,
1,500	11.875%[1]	38,475
	TOTAL PREFERRED STOCKS
	(Cost $37,500)	38,475

Principal Amount
	U.S. TREASURY NOTES — 3.3%
	United States Treasury Note
$36,000	0.125%, 10/15/2023	35,933
35,000	0.750%, 12/31/2023	34,601
35,000	2.500%, 4/30/2024	34,405
	TOTAL U.S. TREASURY NOTES
	(Cost $105,173)	104,939

AXS Sustainable Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 0.6%
$17,855	UMB Bank Demand Deposit, 0.01%[5]	$17,855
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $17,855)	17,855

	TOTAL INVESTMENTS — 100.5%
	(Cost $3,326,965)	3,192,886
	Liabilities in Excess of Other Assets — (0.5)%	(14,650)
	TOTAL NET ASSETS — 100.0%	$3,178,236

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,161,260, which represents 36.5% of total net assets of the Fund.
[3]	Convertible security.
[4]	Foreign security denominated in U.S. Dollars.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Sustainable Income Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
REITS	22.9%
Computers	8.6%
Semiconductors	8.6%
Entertainment	3.8%
Energy-Alternate Sources	3.8%
Media	3.5%
Commercial Services	3.5%
Electronics	3.3%
Agriculture	3.1%
Building Materials	3.1%
Metal Fabricate/Hardware	3.1%
Aerospace/Defense	3.1%
Electrical Components & Equipment	3.0%
Healthcare-Products	3.0%
Retail	2.8%
Auto Parts & Equipment	2.5%
Electric	2.5%
Water	2.4%
Healthcare-Services	2.3%
Biotechnology	1.5%
Internet	0.9%
Telecommunications	0.8%
Software	0.5%
Packaging & Containers	0.3%
Pharmaceuticals	0.3%
Lodging	0.3%
Machinery-Diversified	0.3%
Food	0.1%
Total Corporate Bonds	93.9%
Medium Term Notes
Commercial Services	1.5%
Total Medium Term Notes	1.5%
Preferred Stocks
Pharmaceuticals	1.2%
Total Preferred Stocks	1.2%
U.S. Treasury Notes	3.3%
Short-Term Investments	0.6%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 103.5%
	ADVERTISING — 0.7%
8,906	Trade Desk, Inc. - Class A*	$696,004

	AEROSPACE/DEFENSE — 1.0%
2,998	Boeing Co.*	574,657
6,516	RTX Corp.	468,956
		1,043,613
	AGRICULTURE — 0.3%
3,114	Altria Group, Inc.	130,943
2,479	Philip Morris International, Inc.	229,506
		360,449
	AUTO MANUFACTURERS — 0.1%
519	Tesla, Inc.*	129,864

	BANKS — 1.7%
12,224	Bank of America Corp.	334,693
586	Goldman Sachs Group, Inc.	189,612
5,170	JPMorgan Chase & Co.	749,753
2,304	Morgan Stanley	188,168
6,634	Wells Fargo & Co.	271,065
		1,733,291
	BEVERAGES — 0.9%
7,228	Coca-Cola Co.	404,623
339	Constellation Brands, Inc. - Class A	85,201
1,381	Monster Beverage Corp.*	73,124
2,402	PepsiCo, Inc.	406,995
		969,943
	BIOTECHNOLOGY — 0.1%
1,292	Corteva, Inc.	66,099

	CHEMICALS — 0.8%
399	Air Products and Chemicals, Inc.	113,076
1,352	Dow, Inc.	69,709
831	DuPont de Nemours, Inc.	61,984
484	Ecolab, Inc.	81,990
940	Linde PLC[1]	350,009
453	Sherwin-Williams Co.	115,538
		792,306
	COMMERCIAL SERVICES — 5.9%
8,822	Automatic Data Processing, Inc.[2]	2,122,397
8,661	CoStar Group, Inc.*	665,944

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	COMMERCIAL SERVICES (Continued)
1,683	Gartner, Inc.*	$578,296
25,356	PayPal Holdings, Inc.*,2	1,482,312
1,641	S&P Global, Inc.	599,638
3,294	Verisk Analytics, Inc.	778,174
		6,226,761
	COMPUTERS — 10.8%
14,850	Accenture PLC - Class A1	4,560,584
9,657	Apple, Inc.[2]	1,653,375
10,843	Cognizant Technology Solutions Corp. - Class A2	734,505
4,996	Crowdstrike Holdings, Inc. - Class A*,2	836,230
14,233	Fortinet, Inc.*,2	835,192
19,110	International Business Machines Corp.[2]	2,681,133
		11,301,019
	COSMETICS/PERSONAL CARE — 0.7%
1,451	Colgate-Palmolive Co.	103,180
4,331	Procter & Gamble Co.	631,720
		734,900
	DISTRIBUTION/WHOLESALE — 0.8%
20,081	Copart, Inc.*	865,290

	DIVERSIFIED FINANCIAL SERVICES — 9.4%
264	BlackRock, Inc.	170,674
12,452	Mastercard, Inc. - Class A2	4,929,871
20,914	Visa, Inc. - Class A2	4,810,429
		9,910,974
	ELECTRIC — 0.0%
88	Duke Energy Corp.	7,767
240	NextEra Energy, Inc.	13,750
117	Southern Co.	7,572
		29,089
	ELECTRONICS — 0.7%
955	Agilent Technologies, Inc.	106,788
3,343	Honeywell International, Inc.	617,586
		724,374
	FOOD — 0.2%
2,503	Mondelez International, Inc. - Class A	173,708

	HEALTHCARE-PRODUCTS — 3.5%
5,675	Abbott Laboratories	549,624

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTHCARE-PRODUCTS (Continued)
248	Align Technology, Inc.*	$75,719
4,644	Boston Scientific Corp.*	245,203
2,356	Danaher Corp.	584,524
1,979	Edwards Lifesciences Corp.*	137,105
1,248	GE HealthCare Technologies, Inc.	84,914
268	IDEXX Laboratories, Inc.*	117,188
1,132	Intuitive Surgical, Inc.*	330,872
4,344	Medtronic PLC[1]	340,396
475	ResMed, Inc.	70,238
1,238	Stryker Corp.	338,308
1,325	Thermo Fisher Scientific, Inc.	670,675
240	West Pharmaceutical Services, Inc.	90,051
643	Zimmer Biomet Holdings, Inc.	72,158
		3,706,975
	HEALTHCARE-SERVICES — 2.3%
1,722	Centene Corp.*	118,611
775	Elevance Health, Inc.	337,451
715	HCA Healthcare, Inc.	175,876
383	Humana, Inc.	186,337
3,206	UnitedHealth Group, Inc.[2]	1,616,433
		2,434,708
	INSURANCE — 2.9%
8,616	Berkshire Hathaway, Inc. - Class B*,2	3,018,185

	INTERNET — 18.8%
8,706	Airbnb, Inc. - Class A*	1,194,550
37,734	Alphabet, Inc. - Class A*,2	4,937,871
1,739	Amazon.com, Inc.*	221,062
27	Cogent Communications Holdings, Inc.	1,671
845	MercadoLibre, Inc.*	1,071,359
17,365	Meta Platforms, Inc. - Class A*,2	5,213,147
9,482	Netflix, Inc.*,2	3,580,403
6,782	Palo Alto Networks, Inc.*,2	1,589,972
42,426	Uber Technologies, Inc.*,2	1,951,172
		19,761,207
	IRON/STEEL — 0.1%
404	Nucor Corp.	63,165

	MACHINERY-CONSTRUCTION & MINING — 0.6%
2,429	Caterpillar, Inc.	663,117

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	MACHINERY-DIVERSIFIED — 0.5%
1,379	Deere & Co.	$520,407

	MEDIA — 0.2%
3	Cable One, Inc.	1,847
86	Charter Communications, Inc. - Class A*	37,824
2,965	Comcast Corp. - Class A	131,468
316	Liberty Global PLC - Class A*,1	5,410
		176,549
	MINING — 0.1%
2,403	Freeport-McMoRan, Inc.	89,608
1,426	Newmont Corp.	52,691
		142,299
	MISCELLANEOUS MANUFACTURING — 0.5%
4,965	General Electric Co.	548,881

	OIL & GAS — 0.7%
960	Chevron Corp.	161,875
678	ConocoPhillips	81,224
327	EOG Resources, Inc.	41,451
2,264	Exxon Mobil Corp.	266,201
240	Marathon Petroleum Corp.	36,322
400	Occidental Petroleum Corp.	25,952
255	Phillips 66	30,638
118	Pioneer Natural Resources Co.	27,087
200	Valero Energy Corp.	28,342
		699,092
	OIL & GAS SERVICES — 0.0%
831	Schlumberger N.V.[1]	48,447

	PHARMACEUTICALS — 1.6%
746	AbbVie, Inc.	111,199
857	Becton Dickinson & Co.	221,560
577	Cencora, Inc.	103,843
970	Cigna Group	277,488
4,414	CVS Health Corp.	308,186
1,248	Dexcom, Inc.*	116,438
356	Eli Lilly & Co.	191,218
1,156	Johnson & Johnson	180,047
1,073	Merck & Co., Inc.	110,465
2,386	Pfizer, Inc.	79,144
		1,699,588

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS — 0.2%
1,525	Prologis, Inc. - REIT	$171,120

	RETAIL — 0.5%
84	Costco Wholesale Corp.	47,457
191	Home Depot, Inc.	57,713
2,623	Walmart, Inc.	419,496
		524,666
	SEMICONDUCTORS — 1.3%
1,046	Advanced Micro Devices, Inc.*	107,550
328	Analog Devices, Inc.	57,429
521	Applied Materials, Inc.	72,132
217	Broadcom, Inc.	180,236
2,552	Intel Corp.	90,724
1,524	NVIDIA Corp.	662,925
688	QUALCOMM, Inc.	76,409
554	Texas Instruments, Inc.	88,092
		1,335,497
	SOFTWARE — 34.1%
16,346	Activision Blizzard, Inc.[2]	1,530,476
9,186	Adobe, Inc.*,2	4,683,941
1,829	ANSYS, Inc.*	544,219
4,814	Autodesk, Inc.*,2	996,065
5,756	Cadence Design Systems, Inc.*,2	1,348,631
6,590	Datadog, Inc.*	600,283
5,408	Electronic Arts, Inc.	651,123
13,266	Fidelity National Information Services, Inc.[2]	733,212
5,910	Intuit, Inc.[2]	3,019,655
15,677	Microsoft Corp.[2]	4,950,013
35,094	Oracle Corp.[2]	3,717,156
41,638	Palantir Technologies, Inc. - Class A*	666,208
2,072	Roper Technologies, Inc.[2]	1,003,428
22,411	Salesforce, Inc.*,2	4,544,503
4,210	ServiceNow, Inc.*,2	2,353,222
7,284	Snowflake, Inc. - Class A*,2	1,112,777
3,243	Synopsys, Inc.*,2	1,488,440
5,186	VMware, Inc. - Class A*	863,365
4,572	Workday, Inc. - Class A*,2	982,294
		35,789,011
	TELECOMMUNICATIONS — 0.4%
5,024	AT&T, Inc.	75,460
2,526	Cisco Systems, Inc.	135,798
154	Frontier Communications Parent, Inc.*	2,410

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	TELECOMMUNICATIONS (Continued)
69	Iridium Communications, Inc.	$3,139
430	T-Mobile US, Inc.*	60,222
2,812	Verizon Communications, Inc.	91,137
		368,166
	TRANSPORTATION — 1.1%
3,062	Union Pacific Corp.	623,515
3,438	United Parcel Service, Inc. - Class B	535,881
		1,159,396
	TOTAL COMMON STOCKS
	(Cost $99,218,768)	108,588,160

Principal Amount
	SHORT-TERM INVESTMENTS — 0.1%
$118,546	UMB Bank Demand Deposit, 0.01%[3]	118,546
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $118,546)	118,546

	TOTAL INVESTMENTS — 103.6%
	(Cost $99,337,314)	108,706,706

	Liabilities in Excess of Other Assets — (3.6)%	(3,779,030)
	TOTAL NET ASSETS — 100.0%	$104,927,676

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for swap agreement. As of September 30, 2023, the aggregate value of those securities was $53,187,662, representing 50.7% of net assets.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Reference Entity	Fund Pays	Fund Receives	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas	BNP Paribas Index Swap[1]	0.50%	Index Return	Monthly	10/2/23	$115,269,535	$20,764	$(263,125)
BNP Paribas	BNP Paribas Equity Basket Swap[2]	1-Month Federal Funds + 0.57%	Basket Return	Monthly	10/2/23	56,007,774	20,711	(3,430,595)
TOTAL EQUITY SWAP CONTRACTS								$(3,693,720)

[1]	The BNP Paribas Index Swap is made up of the NASDAQ 100 Total Return Index and the S&P 500 Total Return Index and exposure to each index was 257.30% and (257.30)%, respectively.

[2]	BNP Paribas Equity Basket Swap Top 50 Holdings^

Number of			Percentage of Equity
Shares	Description	Value	Swap's Notional Amount
8,994	Meta Platforms, Inc. - Class A	$2,700,089	4.82%
8,120	Microsoft Corp.	2,563,890	4.58%
19,544	Alphabet, Inc. - Class A	2,557,528	4.57%
6,450	Mastercard, Inc. - Class A	2,553,620	4.56%
10,833	Visa, Inc. - Class A	2,491,698	4.45%
4,758	Adobe, Inc.	2,426,104	4.33%
7,691	Accenture PLC - Class A	2,361,983	4.22%
11,608	Salesforce, Inc.	2,353,870	4.20%
18,177	Oracle Corp.	1,925,308	3.44%
4,911	Netflix, Inc.	1,854,394	3.31%
3,061	Intuit, Inc.	1,563,987	2.79%
4,463	Berkshire Hathaway, Inc. - Class B	1,563,389	2.79%
9,898	International Business Machines Corp.	1,388,689	2.48%
2,181	ServiceNow, Inc.	1,219,092	2.18%
4,569	Automatic Data Processing, Inc.	1,099,210	1.96%
21,974	Uber Technologies, Inc.	1,010,584	1.80%
5,002	Apple, Inc.	856,392	1.53%
1,661	UnitedHealth Group, Inc.	837,460	1.50%
3,513	Palo Alto Networks, Inc.	823,588	1.47%
8,467	Activision Blizzard, Inc.	792,765	1.42%
1,680	Synopsys, Inc.	771,070	1.38%
13,133	PayPal Holdings, Inc.	767,755	1.37%
2,981	Cadence Design Systems, Inc.	698,448	1.25%
4,509	Airbnb, Inc. - Class A	618,680	1.10%
3,773	Snowflake, Inc. - Class A	576,401	1.03%
438	MercadoLibre, Inc.	555,331	0.99%
1,073	Roper Technologies, Inc.	519,632	0.93%
2,493	Autodesk, Inc.	515,827	0.92%
2,368	Workday, Inc. - Class A	508,765	0.91%
10,401	Copart, Inc.	448,179	0.80%
2,686	VMware, Inc. - Class A	447,165	0.80%
2,588	Crowdstrike Holdings, Inc. - Class A	433,179	0.77%
7,372	Fortinet, Inc.	432,589	0.77%
1,706	Verisk Analytics, Inc.	403,025	0.72%
2,678	JPMorgan Chase & Co.	388,364	0.69%
5,616	Cognizant Technology Solutions Corp. - Class A	380,428	0.68%
6,871	Fidelity National Information Services, Inc.	379,760	0.68%
4,613	Trade Desk, Inc. - Class A	360,506	0.64%
686	Thermo Fisher Scientific, Inc.	347,233	0.62%
21,566	Palantir Technologies, Inc. - Class A	345,056	0.62%
4,486	CoStar Group, Inc.	344,929	0.62%
1,258	Caterpillar, Inc.	343,434	0.61%
789	NVIDIA Corp.	343,207	0.61%
2,801	Electronic Arts, Inc.	337,240	0.60%
2,243	Procter & Gamble Co.	327,164	0.58%
1,586	Union Pacific Corp.	322,957	0.58%
1,732	Honeywell International, Inc.	319,970	0.57%
3,413	Datadog, Inc.	310,890	0.56%
850	S&P Global, Inc.	310,599	0.55%
1,220	Danaher Corp.	302,682	0.54%

^	These investments are not direct holdings of the Fund. The holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software	34.1%
Internet	18.8%
Computers	10.8%
Diversified Financial Services	9.4%
Commercial Services	5.9%
Healthcare-Products	3.5%
Insurance	2.9%
Healthcare-Services	2.3%
Banks	1.7%
Pharmaceuticals	1.6%
Semiconductors	1.3%
Transportation	1.1%
Aerospace/Defense	1.0%
Beverages	0.9%
Chemicals	0.8%
Distribution/Wholesale	0.8%
Cosmetics/Personal Care	0.7%
Oil & Gas	0.7%
Electronics	0.7%
Advertising	0.7%
Machinery-Construction & Mining	0.6%
Retail	0.5%
Machinery-Diversified	0.5%
Miscellaneous Manufacturing	0.5%
Telecommunications	0.4%
Agriculture	0.3%
Media	0.2%
REITS	0.2%
Food	0.2%
Iron/Steel	0.1%
Mining	0.1%
Auto Manufacturers	0.1%
Biotechnology	0.1%
Electric	0.0%
Oil & Gas Services	0.0%
Total Common Stocks	103.5%
Short-Term Investments	0.1%
Total Investments	103.6%
Liabilities in Excess of Other Assets	(3.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Merger Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 51.0%
	AIRLINES — 0.2%
3,100	Spirit Airlines, Inc.	$51,150

	APPAREL — 2.1%
13,600	Capri Holdings Ltd.*	715,496

	BANKS — 0.6%
1	Columbia Banking System, Inc.	20
18,900	First Horizon Corp.	208,278
		208,298
	BIOTECHNOLOGY — 9.5%
13,700	Abcam PLC - ADR*	310,031
17,300	Horizon Therapeutics Plc*	2,001,437
4,200	Seagen, Inc.*	891,030
		3,202,498
	DIVERSIFIED FINANCIAL SERVICES — 1.3%
6,100	Avantax, Inc.*	156,038
7,300	Canaccord Genuity Group, Inc.	43,317
15,300	Greenhill & Co., Inc.	226,440
		425,795
	ELECTRONICS — 5.2%
29,500	National Instruments Corp.	1,758,790

	ENTERTAINMENT — 0.2%
10,100	Cineplex, Inc.*	70,417

	FOOD SERVICE — 0.0%
600	Sovos Brands, Inc.*	13,530

	GAS — 0.1%
1,208	Brookfield Infrastructure Corp. - Class A	42,671

	INSURANCE — 0.5%
6,100	Argo Group International Holdings Ltd.	182,024

	MACHINERY-DIVERSIFIED — 1.5%
8,800	CIRCOR International, Inc.*	490,600

	OIL & GAS — 6.2%
21,200	Denbury, Inc.*	2,077,812

	PIPELINES — 2.7%
14,407	ONEOK, Inc.	913,849

AXS Merger Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS — 1.3%
1,700	Healthcare Realty Trust, Inc. - REIT	$25,959
26,300	Hersha Hospitality Trust - Class A - REIT	259,318
15,200	RPT Realty - REIT	160,512
		445,789
	SEMICONDUCTORS — 0.6%
2,100	Silicon Motion Technology Corp. - ADR	107,625
4,400	Tower Semiconductor Ltd.*	108,064
		215,689
	SOFTWARE — 19.0%
28,800	Activision Blizzard, Inc.	2,696,544
11,200	Avid Technology, Inc.*	300,944
16,000	New Relic, Inc.*	1,369,920
5,500	NextGen Healthcare, Inc.*	130,515
1,500	Sciplay Corp. - Class A*	34,155
1	Unity Software, Inc.*	25
11,200	VMware, Inc. - Class A*	1,864,576
		6,396,679
	TOTAL COMMON STOCKS
	(Cost $16,509,669)	17,211,087

	SHORT-TERM INVESTMENTS — 42.2%

14,231,480	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 5.15%[1]	14,231,480
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,231,480)	14,231,480

	TOTAL INVESTMENTS — 93.2%
	(Cost $30,741,149)	31,442,567

	Other Assets in Excess of Liabilities — 6.8%	2,294,041
	TOTAL NET ASSETS — 100.0%	$33,736,608

	SECURITIES SOLD SHORT — (13.1)%
	COMMON STOCKS — (13.1)%
	DIVERSIFIED FINANCIAL SERVICES — (0.0)%
(1)	Intercontinental Exchange, Inc.	(110)

	GAS — (0.1)%
(1,233)	Brookfield Infrastructure Corp. - Class A	(43,574)

	OIL & GAS — (6.2)%
(17,808)	Exxon Mobil Corp.	(2,093,865)

AXS Merger Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	PIPELINES — (2.7)%
(14,407)	ONEOK, Inc.	$(913,836)

	REITS — (0.5)%
(9,194)	Kimco Realty Corp. - REIT	(161,722)

	SEMICONDUCTORS — (3.6)%
(1,423)	Broadcom, Inc.	(1,181,915)
(815)	MaxLinear, Inc.*	(18,134)
		(1,200,049)
	TOTAL COMMON STOCKS
	(Proceeds $4,092,240)	(4,413,156)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $4,092,240)	$(4,413,156)

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Merger Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software	19.0%
Biotechnology	9.5%
Oil & Gas	6.2%
Electronics	5.2%
Pipelines	2.7%
Apparel	2.1%
Machinery-Diversified	1.5%
REITS	1.3%
Diversified Financial Services	1.3%
Banks	0.6%
Semiconductors	0.6%
Insurance	0.5%
Airlines	0.2%
Entertainment	0.2%
Gas	0.1%
Food Service	0.0%
Total Common Stocks	51.0%
Short-Term Investments	42.2%
Total Investments	93.2%
Other Assets in Excess of Liabilities	6.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Alternative Value Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 117.6%
	ADVERTISING — 0.4%
641	Omnicom Group, Inc.[1]	$47,742

	AEROSPACE/DEFENSE — 4.7%
808	General Dynamics Corp.[1]	178,544
1,068	L3Harris Technologies, Inc.[1]	185,960
478	Lockheed Martin Corp.[1]	195,483
180	Northrop Grumman Corp.[1]	79,234
		639,221
	AGRICULTURE — 3.1%
4,797	Altria Group, Inc.[1]	201,714
2,296	Philip Morris International, Inc.[1]	212,564
		414,278
	BANKS — 0.9%
1,011	M&T Bank Corp.[1]	127,841

	BEVERAGES — 4.8%
1,822	Brown-Forman Corp. - Class B1	105,111
3,581	Coca-Cola Co.[1]	200,464
1,621	Molson Coors Beverage Co. - Class B1	103,079
702	Monster Beverage Corp.*,1	37,171
1,215	PepsiCo, Inc.[1]	205,870
		651,695
	BIOTECHNOLOGY — 9.7%
898	Amgen, Inc.[1]	241,347
831	Biogen, Inc.*,1	213,575
2,856	Gilead Sciences, Inc.[1]	214,029
2,522	Incyte Corp.*,1	145,696
295	Regeneron Pharmaceuticals, Inc.*,1	242,773
700	Vertex Pharmaceuticals, Inc.*,1	243,418
		1,300,838
	COMMERCIAL SERVICES — 3.3%
694	MarketAxess Holdings, Inc.[1]	148,266
1,148	Rollins, Inc.[1]	42,855
1,099	Verisk Analytics, Inc.[1]	259,628
		450,749
	COMPUTERS — 3.3%
1,633	International Business Machines Corp.[1]	229,110
2,338	Leidos Holdings, Inc.[1]	215,470
		444,580

AXS Alternative Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	COSMETICS/PERSONAL CARE — 3.2%
2,882	Colgate-Palmolive Co.[1]	$204,939
1,523	Procter & Gamble Co.[1]	222,145
		427,084
	DIVERSIFIED FINANCIAL SERVICES — 2.0%
273	Cboe Global Markets, Inc.[1]	42,645
1,157	CME Group, Inc.[1]	231,655
		274,300
	ELECTRIC — 0.5%
1,916	NRG Energy, Inc.[1]	73,804

	ENVIRONMENTAL CONTROL — 3.2%
1,558	Republic Services, Inc.[1]	222,030
1,347	Waste Management, Inc.[1]	205,337
		427,367
	FOOD — 11.0%
4,385	Campbell Soup Co.[1]	180,136
6,284	Conagra Brands, Inc.[1]	172,307
2,765	General Mills, Inc.[1]	176,932
917	Hershey Co.[1]	183,473
5,154	Hormel Foods Corp.[1]	196,007
3,214	Kellogg Co.[1]	191,265
1,025	Kraft Heinz Co.[1]	34,481
889	Lamb Weston Holdings, Inc.[1]	82,197
2,681	McCormick & Co., Inc.[1]	202,791
1,160	Tyson Foods, Inc. - Class A1	58,569
		1,478,158
	HEALTHCARE-PRODUCTS — 3.5%
923	Abbott Laboratories[1]	89,393
711	Danaher Corp.[1]	176,399
230	Thermo Fisher Scientific, Inc.[1]	116,419
339	Waters Corp.*,1	92,957
		475,168
	HEALTHCARE-SERVICES — 7.1%
3,003	Centene Corp.*,1	206,847
294	Elevance Health, Inc.[1]	128,013
342	Humana, Inc.[1]	166,390
714	Molina Healthcare, Inc.*,1	234,113
429	UnitedHealth Group, Inc.[1]	216,298
		951,661

AXS Alternative Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	HOUSEHOLD PRODUCTS/WARES — 4.7%
2,556	Church & Dwight Co., Inc.[1]	$234,206
1,434	Clorox Co.[1]	187,940
1,703	Kimberly-Clark Corp.[1]	205,808
		627,954
	INSURANCE — 11.9%
142	Aon PLC - Class A1,2	46,039
918	Arthur J. Gallagher & Co.[1]	209,240
588	Assurant, Inc.[1]	84,425
3,491	Brown & Brown, Inc.[1]	243,811
224	Chubb Ltd.[1,2]	46,632
438	Cincinnati Financial Corp.[1]	44,803
850	Globe Life, Inc.[1]	92,421
1,319	Hartford Financial Services Group, Inc.[1]	93,530
3,709	Loews Corp.[1]	234,817
704	Travelers Cos., Inc.[1]	114,970
2,838	W R Berkley Corp.[1]	180,185
986	Willis Towers Watson PLC[1,2]	206,035
		1,596,908
	MEDIA — 2.7%
521	FactSet Research Systems, Inc.[1]	227,812
4,170	Fox Corp. - Class A1	130,104
		357,916
	OIL & GAS — 1.6%
8,108	Coterra Energy, Inc.[1]	219,321

	PACKAGING & CONTAINERS — 0.7%
625	Packaging Corp. of America[1]	95,969

	PHARMACEUTICALS — 13.9%
1,509	AbbVie, Inc.[1]	224,931
631	Bristol-Myers Squibb Co.[1]	36,623
2,127	Cardinal Health, Inc.[1]	184,666
772	Cigna Group[1]	220,846
2,658	CVS Health Corp.[1]	185,582
1,341	Johnson & Johnson[1]	208,861
466	McKesson Corp.[1]	202,640
2,132	Merck & Co., Inc.[1]	219,489
9,263	Organon & Co.[1]	160,806
5,317	Pfizer, Inc.[1]	176,365
295	Zoetis, Inc.[1]	51,324
		1,872,133

AXS Alternative Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS — 1.4%
726	Public Storage - REIT[1]	$191,316

	RETAIL — 9.3%
91	AutoZone, Inc.*,1	231,139
423	Costco Wholesale Corp.[1]	238,978
1,021	Dollar General Corp.[1]	108,022
635	Domino's Pizza, Inc.[1]	240,532
789	McDonald's Corp.[1]	207,854
43	O'Reilly Automotive, Inc.*,1	39,081
425	Starbucks Corp.[1]	38,790
602	Tractor Supply Co.[1]	122,236
1,218	Walgreens Boots Alliance, Inc.[1]	27,088
		1,253,720
	SEMICONDUCTORS — 0.8%
2,966	Intel Corp.[1]	105,441

	SOFTWARE — 5.8%
2,454	Akamai Technologies, Inc.*,1	261,449
1,335	Electronic Arts, Inc.[1]	160,734
474	Fiserv, Inc.*,1	53,543
1,271	Jack Henry & Associates, Inc.[1]	192,099
584	Oracle Corp.[1]	61,857
135	Tyler Technologies, Inc.*,1	52,129
		781,811
	TELECOMMUNICATIONS — 2.9%
13,082	AT&T, Inc.[1]	196,491
5,926	Verizon Communications, Inc.[1]	192,062
		388,553
	TRANSPORTATION — 1.2%
1,345	C.H. Robinson Worldwide, Inc.[1]	115,845

AXS Alternative Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	TRANSPORTATION (Continued)
428	Expeditors International of Washington, Inc.[1]	$49,061
		164,906
	TOTAL COMMON STOCKS
	(Cost $16,176,329)	15,840,434

	TOTAL INVESTMENTS — 117.6%
	(Cost $16,176,329)	15,840,434

	Liabilities in Excess of Other Assets — (17.6)%	(2,376,152)
	TOTAL NET ASSETS — 100.0%	$13,464,282

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of the security is segregated as collateral for line of credit borrowings. As of September 30, 2023, the aggregate value of those securities was $15,840,434, representing 117.6% of net assets.
[2]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

AXS Alternative Value Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Pharmaceuticals	13.9%
Insurance	11.9%
Food	11.0%
Biotechnology	9.7%
Retail	9.3%
Healthcare-Services	7.1%
Software	5.8%
Beverages	4.8%
Household Products/Wares	4.7%
Aerospace/Defense	4.7%
Healthcare-Products	3.5%
Commercial Services	3.3%
Computers	3.3%
Cosmetics/Personal Care	3.2%
Environmental Control	3.2%
Agriculture	3.1%
Telecommunications	2.9%
Media	2.7%
Diversified Financial Services	2.0%
Oil & Gas	1.6%
REITS	1.4%
Transportation	1.2%
Banks	0.9%
Semiconductors	0.8%
Packaging & Containers	0.7%
Electric	0.5%
Advertising	0.4%
Total Common Stocks	117.6%
Total Investments	117.6%
Liabilities in Excess of Other Assets	(17.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 121.5%
	AEROSPACE/DEFENSE — 6.6%
1,405	General Dynamics Corp.[1]	$310,463
1,776	L3Harris Technologies, Inc.[1]	309,237
743	Lockheed Martin Corp.[1]	303,857
721	Northrop Grumman Corp.[1]	317,377
		1,240,934
	AGRICULTURE — 3.2%
7,245	Altria Group, Inc.[1]	304,652
3,255	Philip Morris International, Inc.[1]	301,348
		606,000
	BANKS — 1.7%
2,468	M&T Bank Corp.[1]	312,079

	BEVERAGES — 4.8%
5,336	Coca-Cola Co.[1]	298,709
4,840	Molson Coors Beverage Co. - Class B1	307,776
1,756	PepsiCo, Inc.[1]	297,537
		904,022
	BIOTECHNOLOGY — 8.2%
1,148	Amgen, Inc.[1]	308,536
4,092	Gilead Sciences, Inc.[1]	306,654
5,262	Incyte Corp.*,1	303,986
372	Regeneron Pharmaceuticals, Inc.*,1	306,141
871	Vertex Pharmaceuticals, Inc.*,1	302,882
		1,528,199
	COMMERCIAL SERVICES — 3.2%
1,420	MarketAxess Holdings, Inc.[1]	303,369
1,265	Verisk Analytics, Inc.[1]	298,843
		602,212
	COMPUTERS — 1.7%
3,363	Leidos Holdings, Inc.[1]	309,934

	COSMETICS/PERSONAL CARE — 3.2%
4,228	Colgate-Palmolive Co.[1]	300,653
2,022	Procter & Gamble Co.[1]	294,929
		595,582
	DIVERSIFIED FINANCIAL SERVICES — 3.3%
1,965	Cboe Global Markets, Inc.[1]	306,953
1,518	CME Group, Inc.[1]	303,934
		610,887

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENVIRONMENTAL CONTROL — 3.2%
2,096	Republic Services, Inc.[1]	$298,701
1,959	Waste Management, Inc.[1]	298,630
		597,331
	FOOD — 12.8%
7,205	Campbell Soup Co.[1]	295,981
10,670	Conagra Brands, Inc.[1]	292,571
4,733	General Mills, Inc.[1]	302,865
1,475	Hershey Co.[1]	295,118
7,859	Hormel Foods Corp.[1]	298,878
5,092	Kellogg Co.[1]	303,025
3,254	Lamb Weston Holdings, Inc.[1]	300,865
4,003	McCormick & Co., Inc.[1]	302,787
		2,392,090
	HEALTHCARE-PRODUCTS — 5.1%
1,227	Danaher Corp.[1]	304,419
2,237	ResMed, Inc.[1]	330,785
1,141	Waters Corp.*,1	312,873
		948,077
	HEALTHCARE-SERVICES — 8.1%
4,469	Centene Corp.*,1	307,825
687	Elevance Health, Inc.[1]	299,134
620	Humana, Inc.[1]	301,642
920	Molina Healthcare, Inc.*,1	301,659
608	UnitedHealth Group, Inc.[1]	306,547
		1,516,807
	HOUSEHOLD PRODUCTS/WARES — 4.8%
3,239	Church & Dwight Co., Inc.[1]	296,790
2,304	Clorox Co.[1]	301,962
2,473	Kimberly-Clark Corp.[1]	298,862
		897,614
	INSURANCE — 9.6%
913	Aon PLC - Class A1	296,013
4,248	Brown & Brown, Inc.[1]	296,680
4,222	Hartford Financial Services Group, Inc.[1]	299,382
4,789	Loews Corp.[1]	303,192
4,753	W R Berkley Corp.[1]	301,768
1,446	Willis Towers Watson PLC[1]	302,156
		1,799,191

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	MEDIA — 3.3%
710	FactSet Research Systems, Inc.[1]	$310,455
9,735	Fox Corp. - Class A1	303,732
		614,187
	OIL & GAS — 1.7%
11,767	Coterra Energy, Inc.[1]	318,297

	PHARMACEUTICALS — 14.4%
2,007	AbbVie, Inc.[1]	299,163
3,446	Cardinal Health, Inc.[1]	299,182
1,060	Cigna Group[1]	303,234
4,308	CVS Health Corp.[1]	300,785
1,914	Johnson & Johnson[1]	298,105
702	McKesson Corp.[1]	305,265
2,890	Merck & Co., Inc.[1]	297,526
16,662	Organon & Co.[1]	289,252
9,429	Pfizer, Inc.[1]	312,760
		2,705,272
	REITS — 1.6%
1,155	Public Storage - REIT[1]	304,366

	RETAIL — 11.3%
120	AutoZone, Inc.*,1	304,799
548	Costco Wholesale Corp.[1]	309,598
2,839	Dollar General Corp.[1]	300,366
808	Domino's Pizza, Inc.[1]	306,062
1,129	McDonald's Corp.[1]	297,424
329	O'Reilly Automotive, Inc.*,1	299,015
1,504	Tractor Supply Co.[1]	305,387
		2,122,651
	SOFTWARE — 4.9%
2,857	Akamai Technologies, Inc.*,1	304,385
2,647	Fiserv, Inc.*,1	299,005
2,079	Jack Henry & Associates, Inc.[1]	314,220
		917,610
	TELECOMMUNICATIONS — 3.2%
20,425	AT&T, Inc.[1]	306,784
9,262	Verizon Communications, Inc.[1]	300,181
		606,965

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	TRANSPORTATION — 1.6%
3,563	C.H. Robinson Worldwide, Inc.[1]	$306,881
	TOTAL COMMON STOCKS
	(Cost $24,103,096)	22,757,188

Principal Amount
	SHORT-TERM INVESTMENTS — 0.7%
$133,014	UMB Bank Demand Deposit, 0.01%[2]	133,014
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $133,014)	133,014

	TOTAL INVESTMENTS — 122.2%
	(Cost $24,236,110)	22,890,202
	Liabilities in Excess of Other Assets — (22.2)%	(4,164,919)
	TOTAL NET ASSETS — 100.0%	$18,725,283

Number of Shares
	SECURITIES SOLD SHORT — (85.6)%
	COMMON STOCKS — (85.6)%
	ADVERTISING — (1.2)%
(3,755)	Interpublic Group of Cos., Inc.	(107,618)
(1,473)	Omnicom Group, Inc.	(109,709)
		(217,327)
	AEROSPACE/DEFENSE — (1.2)%
(2,388)	Howmet Aerospace, Inc.	(110,445)
(1,520)	RTX Corp.	(109,394)
		(219,839)
	AGRICULTURE — (0.6)%
(986)	Bunge Ltd.	(106,735)

	AUTO MANUFACTURERS — (0.6)%
(475)	Cummins, Inc.	(108,519)

	BANKS — (0.6)%
(1,301)	Morgan Stanley	(106,253)

	BEVERAGES — (1.1)%
(1,789)	Brown-Forman Corp. - Class B	(103,207)
(3,279)	Keurig Dr Pepper, Inc.	(103,518)
		(206,725)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	BIOTECHNOLOGY — (1.8)%
(306)	Bio-Rad Laboratories, Inc. - Class A*	$(109,686)
(2,123)	Corteva, Inc.	(108,613)
(819)	Illumina, Inc.*	(112,432)
		(330,731)
	BUILDING MATERIALS — (2.3)%
(1,975)	Johnson Controls International PLC	(105,090)
(270)	Martin Marietta Materials, Inc.	(110,829)
(1,252)	Mohawk Industries, Inc.*	(107,434)
(545)	Vulcan Materials Co.	(110,101)
		(433,454)
	CHEMICALS — (4.0)%
(380)	Air Products and Chemicals, Inc.	(107,692)
(1,496)	DuPont de Nemours, Inc.	(111,587)
(631)	Ecolab, Inc.	(106,892)
(1,589)	FMC Corp.	(106,415)
(1,602)	International Flavors & Fragrances, Inc.	(109,208)
(292)	Linde PLC	(108,726)
(839)	PPG Industries, Inc.	(108,902)
		(759,422)
	COMMERCIAL SERVICES — (2.3)%
(455)	Automatic Data Processing, Inc.	(109,464)
(1,391)	CoStar Group, Inc.*	(106,954)
(917)	Global Payments, Inc.	(105,813)
(580)	Quanta Services, Inc.	(108,500)
		(430,731)
	COSMETICS/PERSONAL CARE — (0.6)%
(741)	Estee Lauder Cos., Inc. - Class A	(107,112)

	DIVERSIFIED FINANCIAL SERVICES — (1.1)%
(710)	American Express Co.	(105,925)
(1,973)	Charles Schwab Corp.	(108,318)
		(214,243)
	ELECTRIC — (12.6)%
(2,125)	Alliant Energy Corp.	(102,956)
(1,357)	Ameren Corp.	(101,544)
(1,372)	American Electric Power Co., Inc.	(103,202)
(1,930)	CMS Energy Corp.	(102,502)
(1,200)	Consolidated Edison, Inc.	(102,636)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ELECTRIC (Continued)
(992)	Constellation Energy Corp.	$(108,207)
(2,303)	Dominion Energy, Inc.	(102,875)
(1,031)	DTE Energy Co.	(102,358)
(1,171)	Duke Energy Corp.	(103,352)
(1,596)	Edison International	(101,011)
(2,033)	Evergy, Inc.	(103,073)
(1,737)	Eversource Energy	(101,007)
(2,704)	Exelon Corp.	(102,184)
(3,020)	FirstEnergy Corp.	(103,224)
(1,602)	NextEra Energy, Inc.	(91,779)
(2,835)	NRG Energy, Inc.	(109,204)
(6,360)	PG&E Corp.*	(102,587)
(1,394)	Pinnacle West Capital Corp.	(102,710)
(4,309)	PPL Corp.	(101,520)
(1,512)	Sempra	(102,861)
(1,565)	Southern Co.	(101,287)
(1,269)	WEC Energy Group, Inc.	(102,218)
(1,819)	Xcel Energy, Inc.	(104,083)
		(2,358,380)
	ELECTRICAL COMPONENTS & EQUIPMENT — (1.2)%
(1,125)	Emerson Electric Co.	(108,641)
(1,022)	Generac Holdings, Inc.*	(111,357)
		(219,998)
	ELECTRONICS — (0.6)%
(573)	Honeywell International, Inc.	(105,856)

	ENGINEERING & CONSTRUCTION — (0.6)%
(820)	Jacobs Solutions, Inc.	(111,930)

	FOOD — (1.7)%
(3,174)	Kraft Heinz Co.	(106,773)
(1,542)	Mondelez International, Inc. - Class A	(107,015)
(2,138)	Tyson Foods, Inc. - Class A	(107,948)
		(321,736)
	HAND/MACHINE TOOLS — (0.6)%
(1,302)	Stanley Black & Decker, Inc.	(108,821)

	HEALTHCARE-PRODUCTS — (8.6)%
(2,902)	Baxter International, Inc.	(109,521)
(1,566)	Bio-Techne Corp.	(106,598)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	HEALTHCARE-PRODUCTS (Continued)
(2,027)	Boston Scientific Corp.*	$(107,026)
(332)	Cooper Cos., Inc.	(105,579)
(3,206)	DENTSPLY SIRONA, Inc.	(109,517)
(1,689)	GE HealthCare Technologies, Inc.	(114,919)
(685)	Insulet Corp.*	(109,251)
(375)	Intuitive Surgical, Inc.*	(109,609)
(1,356)	Medtronic PLC	(106,256)
(997)	Revvity, Inc.	(110,368)
(484)	STERIS PLC	(106,199)
(381)	Stryker Corp.	(104,116)
(536)	Teleflex, Inc.	(105,276)
(291)	West Pharmaceutical Services, Inc.	(109,186)
(931)	Zimmer Biomet Holdings, Inc.	(104,477)
		(1,617,898)
	HEALTHCARE-SERVICES — (0.6)%
(2,378)	Catalent, Inc.*	(108,270)

	INSURANCE — (2.8)%
(957)	Allstate Corp.	(106,619)
(511)	Chubb Ltd.	(106,380)
(277)	Everest Group Ltd.	(102,953)
(1,685)	MetLife, Inc.	(106,003)
(763)	Progressive Corp.	(106,286)
		(528,241)
	INTERNET — (1.1)%
(834)	Amazon.com, Inc.*	(106,018)
(286)	Netflix, Inc.*	(107,994)
		(214,012)
	LODGING — (0.6)%
(2,397)	Las Vegas Sands Corp.	(109,879)

	MACHINERY-CONSTRUCTION & MINING — (0.6)%
(401)	Caterpillar, Inc.	(109,473)

	MACHINERY-DIVERSIFIED — (1.2)%
(287)	Deere & Co.	(108,308)
(1,202)	Xylem, Inc.	(109,418)
		(217,726)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	MEDIA — (1.7)%
(2,394)	Comcast Corp. - Class A	$(106,150)
(5,555)	News Corp.	(111,433)
(1,331)	Walt Disney Co.*	(107,878)
		(325,461)
	MINING — (0.5)%
(2,664)	Newmont Corp.	(98,435)

	MISCELLANEOUS MANUFACTURING — (1.2)%
(555)	Axon Enterprise, Inc.*	(110,439)
(970)	General Electric Co.	(107,234)
		(217,673)
	PACKAGING & CONTAINERS — (1.7)%
(12,030)	Amcor PLC	(110,195)
(2,180)	Ball Corp.	(108,520)
(3,091)	Westrock Co.	(110,658)
		(329,373)
	PHARMACEUTICALS — (4.1)%
(411)	Becton Dickinson & Co.	(106,256)
(1,853)	Bristol-Myers Squibb Co.	(107,548)
(587)	Cencora, Inc.	(105,642)
(1,235)	Dexcom, Inc.*	(115,225)
(197)	Eli Lilly & Co.	(105,815)
(1,490)	Henry Schein, Inc.*	(110,633)
(11,349)	Viatris, Inc.	(111,901)
		(763,020)
	REAL ESTATE — (0.6)%
(1,442)	CBRE Group, Inc. - Class A*	(106,506)

	REITS — (13.6)%
(1,069)	Alexandria Real Estate Equities, Inc. - REIT	(107,007)
(651)	American Tower Corp. - REIT	(107,057)
(610)	AvalonBay Communities, Inc. - REIT	(104,761)
(1,797)	Boston Properties, Inc. - REIT	(106,886)
(1,103)	Camden Property Trust - REIT	(104,322)
(1,187)	Crown Castle, Inc. - REIT	(109,240)
(872)	Digital Realty Trust, Inc. - REIT	(105,529)
(148)	Equinix, Inc. - REIT	(107,487)
(1,800)	Equity Residential - REIT	(105,678)
(500)	Essex Property Trust, Inc. - REIT	(106,045)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	REITS (Continued)
(876)	Extra Space Storage, Inc. - REIT	$(106,504)
(1,153)	Federal Realty Investment Trust - REIT	(104,496)
(5,704)	Healthpeak Properties, Inc. - REIT	(104,725)
(3,299)	Invitation Homes, Inc. - REIT	(104,545)
(1,747)	Iron Mountain, Inc. - REIT	(103,859)
(830)	Mid-America Apartment Communities, Inc. - REIT	(106,780)
(944)	Prologis, Inc. - REIT	(105,926)
(2,095)	Realty Income Corp. - REIT	(104,624)
(1,771)	Regency Centers Corp. - REIT	(105,268)
(538)	SBA Communications Corp. - REIT	(107,691)
(2,980)	UDR, Inc. - REIT	(106,297)
(2,531)	Ventas, Inc. - REIT	(106,631)
(3,639)	VICI Properties, Inc. - REIT	(105,895)
(1,304)	Welltower, Inc. - REIT	(106,824)
		(2,544,077)
	RETAIL — (2.3)%
(1,041)	Dollar Tree, Inc.*	(110,814)
(744)	Genuine Parts Co.	(107,419)
(5,150)	Walgreens Boots Alliance, Inc.	(114,536)
(671)	Walmart, Inc.	(107,313)
		(440,082)
	SEMICONDUCTORS — (1.2)%
(3,162)	Intel Corp.	(112,409)
(1,576)	Micron Technology, Inc.	(107,215)
		(219,624)
	SHIPBUILDING — (0.6)%
(541)	Huntington Ingalls Industries, Inc.	(110,678)

	SOFTWARE — (3.4)%
(590)	Broadridge Financial Solutions, Inc.	(105,639)
(1,939)	Fidelity National Information Services, Inc.	(107,168)
(220)	Roper Technologies, Inc.	(106,542)
(524)	Salesforce, Inc.*	(106,257)
(789)	Take-Two Interactive Software, Inc.*	(110,768)
(280)	Tyler Technologies, Inc.*	(108,119)
		(644,493)
	TELECOMMUNICATIONS — (2.3)%
(603)	Arista Networks, Inc.*	(110,910)
(3,490)	Corning, Inc.	(106,340)

AXS Market Neutral Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TELECOMMUNICATIONS (Continued)
(3,903)	Juniper Networks, Inc.	$(108,465)
(780)	T-Mobile US, Inc.*	(109,239)
		(434,954)
	TOYS/GAMES/HOBBIES — (0.6)%
(1,657)	Hasbro, Inc.	(109,594)

	TRANSPORTATION — (1.1)%
(3,486)	CSX Corp.	(107,195)
(538)	Norfolk Southern Corp.	(105,948)
		(213,143)
	WATER — (0.5)%
(821)	American Water Works Co., Inc.	(101,664)
	TOTAL COMMON STOCKS
	(Proceeds $17,825,946)	(16,032,088)

	TOTAL SECURITIES SOLD SHORT
	(Proceeds $17,825,946)	$(16,032,088)

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	All or a portion of the security is segregated as collateral for securities sold short. As of September 30, 2023, the aggregate value of those securities was $22,757,188, representing 121.5% of net assets.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Pharmaceuticals	14.4%
Food	12.8%
Retail	11.3%
Insurance	9.6%
Biotechnology	8.2%
Healthcare-Services	8.1%
Aerospace/Defense	6.6%
Healthcare-Products	5.1%
Software	4.9%
Household Products/Wares	4.8%
Beverages	4.8%
Diversified Financial Services	3.3%
Media	3.3%
Cosmetics/Personal Care	3.2%
Telecommunications	3.2%
Environmental Control	3.2%
Agriculture	3.2%
Commercial Services	3.2%
Banks	1.7%
Computers	1.7%
Oil & Gas	1.7%
Transportation	1.6%
REITS	1.6%
Total Common Stocks	121.5%
Short-Term Investments	0.7%
Total Investments	122.2%
Liabilities in Excess of Other Assets	(22.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Adaptive Plus Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Principal Amount		Value
	U.S. TREASURY BILLS — 50.5%
	United States Treasury Bill
$5,000,000	0.000%, 10/5/2023	$4,997,805
5,000,000	0.000%, 12/7/2023	4,951,300
6,000,000	0.000%, 2/8/2024	5,886,132
	TOTAL U.S. TREASURY BILLS
	(Cost $15,837,342)	15,835,237

Number of Contracts
	PURCHASED OPTIONS CONTRACTS — 23.3%
	CALL OPTIONS — 23.3%
9,498	Nomura Galaxy Option -ProfitScore Regime-Adaptive Equity Index Counterparty: Nomura Securities, Current Price: $770.21, Exercise Price: $0.0001, Notional Amount: $95, Expiration Date: September 15, 2024[1]	7,315,926
	TOTAL CALL OPTIONS
	(Cost $7,872,922)	7,315,926

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $7,872,922)	7,315,926

Number of Shares
	SHORT-TERM INVESTMENTS — 27.8%
8,719,679	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 5.15%[2]	8,719,679
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $8,719,679)	8,719,679

	TOTAL INVESTMENTS — 101.6%
	(Cost $32,429,943)	31,870,842
	Liabilities in Excess of Other Assets — (1.6)%	(487,720)
	TOTAL NET ASSETS — 100.0%	$31,383,122

[1]	The Nomura Call Option is issued by Nomura Securities Ltd. and provides AXS Adaptive Plus Fund exposure to the ProfitScore Trading Program that is designed to produce the returns of Adaptive Equity Index.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Adaptive Plus Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type	Percent of Total Net Assets
U.S. Treasury Bills	50.5%
Purchased Options Contracts	23.3%
Short-Term Investments	27.8%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 17.1%
	REITS — 16.6%
10,000	Alexandria Real Estate Equities, Inc. - REIT	$1,001,000
36,000	American Assets Trust, Inc. - REIT	700,200
70,000	Annaly Capital Management, Inc. - REIT	1,316,700
12,000	Blackstone Mortgage Trust, Inc. - Class A - REIT	261,000
9,887	Boston Properties, Inc. - REIT	588,079
31,218	CTO Realty Growth, Inc. - REIT	506,044
85,319	Global Medical REIT, Inc. - REIT	765,312
26,617	KKR Real Estate Finance Trust, Inc. - REIT	315,944
170,581	Macerich Co. - REIT[1]	1,861,039
86,243	Medical Properties Trust, Inc. - REIT	470,024
13,668	National Storage Affiliates Trust - REIT	433,822
8,780	Simon Property Group, Inc. - REIT	948,503
55,530	Vornado Realty Trust - REIT[1]	1,259,420
14,771	WP Carey, Inc. - REIT	798,816
		11,225,903
	VENTURE CAPITAL — 0.5%
25,520	Newlake Capital Partners, Inc. - REIT	347,582
	TOTAL COMMON STOCKS
	(Cost $14,349,503)	11,573,485
	PREFERRED STOCKS — 92.0%
	COMMERCIAL SERVICES — 2.1%
36,380	Triton International Ltd. - Series C, 7.375%[2,3,4]	826,554
26,464	Triton International Ltd. - Series D, 6.875%[2,3,4]	612,906
		1,439,460
	REAL ESTATE — 1.1%
32,452	Seritage Growth Properties - Series A, 7.000%[1,2,4]	749,641
	REITS — 81.0%
116,199	AGNC Investment Corp. - Series C, 10.681% (3-Month USD Libor + 511.1 basis points)[1,2,4,5]	2,980,504
26,077	AGNC Investment Corp. - Series D, 6.875% (3-Month USD Libor + 433.2 basis points)[1,2,4,5]	625,848
21,468	AGNC Investment Corp. - Series F, 6.125% (3-Month USD Libor + 469.7 basis points)[1,2,4,5]	464,353
66,316	American Homes 4 Rent - Series G, 5.875%[1,2,4]	1,442,373
74,673	Annaly Capital Management, Inc. - Series F, 10.649% (3-Month USD Libor + 499.3 basis points)[1,2,4,5]	1,891,467
25,547	Annaly Capital Management, Inc. - Series G, 9.828% (3-Month USD Libor + 417.2 basis points)[2,4,5]	633,310
32,290	Annaly Capital Management, Inc. - Series I, 6.750% (3-Month USD Libor + 498.9 basis points)[1,2,4,5]	766,887
46,925	Arbor Realty Trust, Inc. - Series D, 6.375%[1,2,4]	834,796

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	REITS (Continued)
72,856	Arbor Realty Trust, Inc. - Series E, 6.250%[1,2,4]	$1,256,037
70,186	Arbor Realty Trust, Inc. - Series F, 6.250% (3-Month Term SOFR + 544 basis points)[1,2,4,5]	1,294,932
99,948	Armada Hoffler Properties, Inc. - Series A, 6.750%[1,2,4]	2,108,903
17,046	Centerspace - Series C, 6.625%[1,2,4]	416,349
67,175	Chatham Lodging Trust - Series A, 6.625%[1,2,4]	1,371,713
34,183	Chimera Investment Corp. - Series A, 8.000%[1,2,4]	674,089
60,224	Chimera Investment Corp. - Series C, 7.750% (3-Month USD Libor + 474.3 basis points)[1,2,4,5]	1,086,441
67,022	Chimera Investment Corp. - Series D, 8.000% (3-Month USD Libor + 537.9 basis points)[1,2,4,5]	1,398,749
65,305	CorEnergy Infrastructure Trust, Inc., 7.375%[2,4]	333,056
38,292	CTO Realty Growth, Inc. - Series A, 6.375%[1,2,4]	700,361
64,379	DiamondRock Hospitality Co. - Series A, 8.250%[1,2,4]	1,641,021
81,990	EPR Properties - Series G, 5.750%[1,2,4]	1,522,554
33,861	Franklin BSP Realty Trust, Inc. - Series E, 7.500%[1,2,4]	670,109
33,784	Hersha Hospitality Trust - Series C, 6.875%[1,2,4]	833,789
88,295	Hersha Hospitality Trust - Series D, 6.500%[1,2,4]	2,185,301
100,369	Hersha Hospitality Trust - Series E, 6.500%[1,2,4]	2,483,129
121,659	KKR Real Estate Finance Trust, Inc. - Series A, 6.500%[1,2,4]	1,983,042
49,537	National Storage Affiliates Trust - Series A, 6.000%[1,2,4]	1,112,106
54,092	Pebblebrook Hotel Trust - Series E, 6.375%[1,2,4]	1,081,299
73,415	Pebblebrook Hotel Trust - Series F, 6.300%[1,2,4]	1,462,427
73,142	Pebblebrook Hotel Trust - Series G, 6.375%[1,2,4]	1,440,166
80,845	Pebblebrook Hotel Trust - Series H, 5.700%[1,2,4]	1,489,165
16,659	PennyMac Mortgage Investment Trust - Series B, 8.000% (3-Month USD Libor + 0.00 basis points)[1,2,4,5]	352,338
67,000	PennyMac Mortgage Investment Trust - Series C, 6.750%[2,4]	1,173,840
31,002	Rithm Capital Corp. - Series B, 7.125% (3-Month USD Libor + 564 basis points)[1,2,4,5]	704,365
73,071	Rithm Capital Corp. - Series C, 6.375% (3-Month USD Libor + 496.9 basis points)[1,2,4,5]	1,443,152
143,432	RLJ Lodging Trust - Series A, 1.950%[1,4,6]	3,449,540
11,056	RPT Realty - Series D, 7.250%[1,4,6]	562,308
34,765	SL Green Realty Corp. - Series I, 6.500%[1,2,4]	657,059
52,665	Summit Hotel Properties, Inc. - Series E, 6.250%[1,2,4]	1,032,761
108,347	Summit Hotel Properties, Inc. - Series F, 5.875%[1,2,4]	1,996,835
66,121	Sunstone Hotel Investors, Inc. - Series H, 6.125%[1,2,4]	1,405,732
70,000	Sunstone Hotel Investors, Inc. - Series I, 5.700%[1,2,4]	1,442,000
53,019	TPG RE Finance Trust, Inc. - Series C, 6.250%[1,2,4]	846,713
34,000	UMH Properties, Inc. - Series D, 6.375%[1,2,4]	714,680
68,215	Vornado Realty Trust - Series O, 4.450%[1,2,4]	852,005
		54,817,604

AXS Income Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	TELECOMMUNICATIONS — 5.1%
31,663	DigitalBridge Group, Inc. - Series H, 7.125%[1,2,4]	$693,420
51,221	DigitalBridge Group, Inc. - Series I, 7.150%[1,2,4]	1,091,007
75,999	DigitalBridge Group, Inc. - Series J, 7.125%[1,2,4]	1,641,579
		3,426,006
	VENTURE CAPITAL — 2.7%
51,512	Global Net Lease, Inc. - Series A, 7.250%[1,2,4]	967,395
49,338	Global Net Lease, Inc. - Series B, 6.875%[2,4]	861,442
		1,828,837
	TOTAL PREFERRED STOCKS
	(Cost $69,549,331)	62,261,548
	SHORT-TERM INVESTMENTS — 2.1%
1,414,731	Goldman Sachs Financial Square Government Fund - Institutional Shares, 5.16%[1,7]	1,414,731
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,414,731)	1,414,731

	TOTAL INVESTMENTS — 111.2%
	(Cost $85,313,565)	75,249,764

	Liabilities in Excess of Other Assets — (11.2)%	(7,604,786)
	TOTAL NET ASSETS — 100.0%	$67,644,978

REIT – Real Estate Investment Trusts

[1]	All or a portion of the security is segregated as collateral for line of credit borrowings. As of September 30, 2023, the aggregate value of those securities was $43,369,641, representing 64.1% of net assets.
[2]	Callable.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Perpetual security. Maturity date is not applicable.
[5]	Variable rate security.
[6]	Convertible security.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
REITS	16.6%
Venture Capital	0.5%
Total Common Stocks	17.1%
Preferred Stocks
REITS	81.0%
Telecommunications	5.1%
Venture Capital	2.7%
Commercial Services	2.1%
Real Estate	1.1%
Total Preferred Stocks	92.0%
Short-Term Investments	2.1%
Total Investments	111.2%
Liabilities in Excess of Other Assets	(11.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Dynamic Opportunity Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 43.2%
	ADVERTISING — 1.4%
10,000	Trade Desk, Inc. - Class A*	$781,500

	AUTO PARTS & EQUIPMENT — 1.3%
12,000	Allison Transmission Holdings, Inc.	708,720

	COMMERCIAL SERVICES — 1.4%
2,500	Quanta Services, Inc.	467,675
650	United Rentals, Inc.	288,970
		756,645
	COMPUTERS — 1.6%
5,000	Apple, Inc.	856,050

	DIVERSIFIED FINANCIAL SERVICES — 1.3%
15,500	FTAI Aviation Ltd.	551,025
700	Visa, Inc. - Class A	161,007
		712,032
	ENGINEERING & CONSTRUCTION — 0.7%
1,500	Comfort Systems USA, Inc.	255,615
500	EMCOR Group, Inc.	105,195
		360,810
	ENTERTAINMENT — 1.1%
20,000	DraftKings, Inc. - Class A*	588,800

	INTERNET — 9.1%
12,000	Alphabet, Inc. - Class A*	1,570,320
12,000	Amazon.com, Inc.*	1,525,440
3,700	Meta Platforms, Inc. - Class A*	1,110,777
16,000	Uber Technologies, Inc.*	735,840
		4,942,377
	MACHINERY-CONSTRUCTION & MINING — 3.0%
4,000	Caterpillar, Inc.	1,092,000
14,700	Vertiv Holdings Co.	546,840
		1,638,840
	OIL & GAS — 4.1%
24,500	Helmerich & Payne, Inc.	1,032,920
3,500	Pioneer Natural Resources Co.	803,425
8,000	Sunoco LP	391,600
		2,227,945

AXS Dynamic Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	OIL & GAS SERVICES — 4.6%
32,000	Atlas Energy Solutions, Inc. - Class A	$711,360
30,000	Oceaneering International, Inc.*	771,600
14,000	Tidewater, Inc.*	994,980
		2,477,940
	RETAIL — 1.6%
2,000	AutoNation, Inc.*	302,800
1,500	Lululemon Athletica, Inc.*	578,415
		881,215
	SEMICONDUCTORS — 3.9%
7,800	Advanced Micro Devices, Inc.*	801,996
3,000	NVIDIA Corp.	1,304,970
		2,106,966
	SOFTWARE — 5.1%
1,000	Fair Isaac Corp.*	868,530
1,700	Microsoft Corp.	536,775
7,500	Oracle Corp.	794,400
1,000	ServiceNow, Inc.*	558,960
		2,758,665
	TELECOMMUNICATIONS — 1.5%
4,500	Arista Networks, Inc.*	827,685

	VENTURE CAPITAL — 1.5%
7,500	Blackstone, Inc.	803,550
	TOTAL COMMON STOCKS
	(Cost $18,260,274)	23,429,740

Principal Amount
	U.S. TREASURY BILLS — 5.4%
$3,000,000	United States Treasury Bill 0.000%, 3/14/2024	2,927,532
	TOTAL U.S. TREASURY BILLS
	(Cost $2,927,675)	2,927,532

AXS Dynamic Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS — 0.7%
	CALL OPTIONS — 0.5%
350	SPDR S&P 500 ETF Trust Exercise Price: $435, Notional Amount: $15,225,000, Expiration Date: November 17, 2023*	$257,950
	TOTAL CALL OPTIONS
	(Cost $319,815)	257,950
	PUT OPTIONS — 0.2%
150	Amazon.com, Inc. Exercise Price: $125, Notional Amount: $1,875,000, Expiration Date: November 17, 2023*	84,750
300	DraftKings, Inc. Exercise Price: $28, Notional Amount: $840,000, Expiration Date: October 20, 2023*	19,800
	TOTAL PUT OPTIONS
	(Cost $143,730)	104,550

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $463,545)	362,500

Number of Shares
	SHORT-TERM INVESTMENTS — 50.9%
25,692,116	Fidelity Investments Money Market Government Portfolio - Class I, 5.16%[1]	25,692,116
1,912,013	Goldman Sachs Financial Square Government Fund, 4.91%[1]	1,912,013
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $27,604,129)	27,604,129

	TOTAL INVESTMENTS — 100.2%
	(Cost $49,255,623)	54,323,901

	Liabilities in Excess of Other Assets — (0.2)%	(134,474)
	TOTAL NET ASSETS — 100.0%	$54,189,427

LP – Limited Partnership

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Dynamic Opportunity Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Internet	9.1%
Software	5.1%
Oil & Gas Services	4.6%
Oil & Gas	4.1%
Semiconductors	3.9%
Machinery-Construction & Mining	3.0%
Computers	1.6%
Retail	1.6%
Venture Capital	1.5%
Telecommunications	1.5%
Commercial Services	1.4%
Advertising	1.4%
Auto Parts & Equipment	1.3%
Diversified Financial Services	1.3%
Entertainment	1.1%
Engineering & Construction	0.7%
Total Common Stocks	43.2%
U.S. Treasury Bills	5.4%
Purchased Options Contracts	0.7%
Short-Term Investments	50.9%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Tactical Income Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	COMMON STOCKS — 2.2%
	INVESTMENT COMPANIES — 1.5%
8,000	Ares Capital Corp.	$155,760
10,000	FS KKR Capital Corp.	196,900
2,000	Main Street Capital Corp.	81,260
6,000	Oaktree Specialty Lending Corp.	120,720
		554,640
	REITS — 0.7%
15,000	AGNC Investment Corp. - REIT	141,600
5,000	Starwood Property Trust, Inc. - REIT	96,750
		238,350
	TOTAL COMMON STOCKS
	(Cost $807,411)	792,990
	EXCHANGE-TRADED FUNDS — 88.2%
9,000	Alerian MLP ETF	379,800
69,000	First Trust Preferred Securities and Income ETF	1,101,930
30,000	Invesco CEF Income Composite ETF	513,000
70,000	Invesco Senior Loan ETF	1,469,300
14,000	Invesco Taxable Municipal Bond ETF	354,060
23,000	iShares 1-3 Year Treasury Bond ETF	1,862,310
13,000	iShares 20+ Year Treasury Bond ETF	1,152,970
72,000	iShares Floating Rate Bond ETF	3,664,080
5,500	iShares iBoxx $ Investment Grade Corporate Bond ETF	561,110
10,500	iShares National Muni Bond ETF	1,076,670
55,000	iShares Preferred & Income Securities ETF	1,658,250
72,000	iShares Treasury Floating Rate Bond ETF	3,653,280
35,000	JPMorgan Alerian MLP Index ETN	864,500
30,000	ProShares Short 20+ Year Treasury	754,500
87,000	SPDR Blackstone Senior Loan ETF	3,647,910
56,000	SPDR Bloomberg 1-3 Month T-Bill ETF	5,141,920
16,000	SPDR Bloomberg Convertible Securities ETF	1,084,800
7,500	SPDR Bloomberg High Yield Bond ETF	678,000
80,000	VanEck BDC Income ETF	1,282,400
38,000	VanEck Emerging Markets High Yield Bond ETF	677,160
11,000	Vanguard Total International Bond ETF	526,130
5,000	Virtus InfraCap U.S. Preferred Stock ETF	96,700
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $32,168,984)	32,200,780
	CLOSED-END FUNDS — 0.5%
13,495	PIMCO Corporate & Income Opportunity Fund	176,380
	TOTAL CLOSED-END FUNDS
	(Cost $186,125)	176,380

AXS Tactical Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 29.0%
8,976,949	Fidelity Investments Money Market Government Portfolio - Class I, 5.16%[1]	$8,976,949
1,609,206	Goldman Sachs Financial Square Government Fund, 4.91%[1]	1,609,206
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,586,155)	10,586,155

	TOTAL INVESTMENTS — 119.9%
	(Cost $43,748,675)	43,756,305

	Liabilities in Excess of Other Assets — (19.9)%	(7,254,586)
	TOTAL NET ASSETS — 100.0%	$36,501,719

REIT – Real Estate Investment Trusts

ETF – Exchange-Traded Fund

ETN – Exchange Traded Note

BDC – Business Development Company

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS Tactical Income Fund

SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type/Industry	Percent of Total Net Assets
Closed-End Funds
Unknown Bloomberg Industry Group	0.5%
Total Closed-End Funds	0.5%
Common Stocks
Investment Companies	1.5%
REITS	0.7%
Total Common Stocks	2.2%
Exchange-Traded Funds	88.2%
Short-Term Investments	29.0%
Total Investments	119.9%
Liabilities in Excess of Other Assets	(19.9)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2023

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 90.4%
37,145,900	Fidelity Investments Money Market Government Portfolio - Class I, 5.16%[1]	$37,145,900

Principal
Amount
$11,818,393	UMB Bank Demand Deposit, 0.01%[1,2]	11,818,393
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $48,964,293)	48,964,293

	TOTAL INVESTMENTS — 90.4%
	(Cost $48,964,293)	48,964,293
	Other Assets in Excess of Liabilities — 9.6%	5,177,334
	TOTAL NET ASSETS — 100.0%	$54,141,627

[1]	The rate is the annualized seven-day yield at period end.
[2]	All or a portion of this investment is a holding of AXS Chesapeake Strategy Fund Limited.

See accompanying Notes to Consolidated Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2023

FUTURES CONTRACTS

				Value/Unrealized
	Expiration	Number of	Notional	Appreciation
Long Contracts	Date	Contracts	Value*	(Depreciation)
Commodity Futures
CBOT Oats[1]	December 2023	12	296,994	$(37,494)
CBOT Rough Rice[1]	November 2023	11	369,679	(19,659)
CBOT Soybean[1]	November 2023	8	558,775	(48,775)
CME Live Cattle[1]	December 2023	41	3,079,920	2,050
CMX Silver[1]	December 2023	3	354,450	(17,700)
ICE Canola[1]	November 2023	30	500,638	(56,275)
LME Lead[1]	December 2023	17	953,963	(31,288)
LME Tin[1]	December 2023	4	516,700	(38,320)
MDE Crude Palm Oil[1]	November 2023	6	576,000	(3,450)
NYBOT Cocoa[1]	December 2023	4	139,440	(2,720)
NYBOT Cotton #2[1]	December 2023	14	615,963	(5,913)
NYBOT Sugar #11[1]	March 2024	101	3,038,403	(42,985)
NYMEX NY Harbor ULSD[1]	November 2023	10	1,389,360	(3,108)
NYMEX RBOB Gasoline[1]	November 2023	9	1,001,236	(94,225)
NYMEX WTI Crude Oil[1]	November 2023	27	2,438,382	12,948
SGX Iron Ore CFR China 62% FE Fines[1]	October 2023	65	775,004	2,460

Currency Futures
Brazil Real	November 2023	91	1,843,269	(39,649)
CME British Pound	December 2023	36	2,818,800	(71,550)
CME Mexican Peso	December 2023	67	1,877,340	22,780
Swedish Krona	December 2023	20	22,160,900	(39,256)

Index Futures
CAC 40 10 Euro	October 2023	18	1,312,740	(26,927)
CBOT DJIA Index E-Mini	December 2023	5	873,500	(30,375)
CME E-mini S&P 500	December 2023	11	2,481,298	(102,273)
CME E-mini S&P MidCap 400	December 2023	4	1,040,770	(32,610)
CME NASDAQ 100 E-Mini	December 2023	8	2,479,296	(100,656)
EUX DAX Index	December 2023	5	1,995,563	(57,947)
EUX Euro STOXX 50	December 2023	29	1,241,635	(23,760)
FTSE Taiwan	October 2023	44	2,472,800	35,200
IBEX 35	October 2023	17	1,606,840	(2,157)
ICF FTSE 100 Index	December 2023	11	830,060	16,776
MIL FTSE/MIB Index	December 2023	14	1,996,050	(17,169)
MSCI EAFE E-Mini	December 2023	10	1,053,900	(33,150)
SFE SPI 200 Index	December 2023	11	1,994,575	(29,528)
SGX Nikkei 225	December 2023	24	389,519,999	(36,536)
Total Long Contracts			456,204,242	(953,241)

Short Contracts
Commodity Futures
CBOT Corn[1]	December 2023	(5)	(119,500)	312
CBOT Wheat[1]	December 2023	(21)	(663,600)	95,025
CME Lean Hogs[1]	December 2023	(16)	(485,120)	25,760
Euronext Rapeseed[1]	November 2023	(28)	(616,350)	(3,330)
LME Primary Aluminum[1]	December 2023	(12)	(661,575)	(44,175)
LME Primary Nickel[1]	December 2023	(4)	(450,120)	2,256
LME Zinc[1]	December 2023	(9)	(563,681)	(33,188)
NYBOT Coffee 'C'[1]	December 2023	(15)	(889,875)	67,781
NYMEX Palladium[1]	December 2023	(1)	(126,350)	750
NYMEX Platinum[1]	January 2024	(5)	(233,425)	4,450
SAFEX Sunflower Seed[1]	December 2023	(33)	(14,556,160)	(18,221)

Currency Futures
Canadian Dollar	December 2023	(40)	(2,949,399)	(4,000)
CME Japanese Yen	December 2023	(46)	(3,989,638)	92,575
New Zealand Dollar	December 2023	(25)	(1,470,375)	(30,000)

Index Futures
FTSE China A50	October 2023	(95)	(1,179,144)	(17,666)

Interest Rate Futures
CBOT 2-Year U.S. Treasury Note	December 2023	(46)	(9,360,641)	35,938
CBOT 5-Year U.S. Treasury Note	December 2023	(91)	(9,672,305)	84,602
CBOT 10-Year U.S. Treasury Note	December 2023	(73)	(8,016,313)	127,750
CBOT U.S. Long Bond	December 2023	(25)	(2,963,476)	118,945
CBOT Ultra Long-Term U.S. Treasury Bond	December 2023	(13)	(1,622,055)	79,117
EUX Euro-BTP Italian Government Bond	December 2023	(24)	(2,636,880)	3,552
EUX Euro-Bund	December 2023	(41)	(5,395,190)	127,868
EUX Euro-Buxl 30-Year Bond	December 2023	(8)	(1,051,680)	76,964
ICF Long Gilt	December 2023	(34)	(3,126,300)	(91,679)
MSE Canadian 10 Year Bond	December 2023	(34)	(4,010,980)	71,089
SFE Australian 10 Year Bond	December 2023	(93)	(10,680,899)	171,948
Total Short Contracts			(87,491,031)	944,423

TOTAL FUTURES CONTRACTS			368,713,211	$(8,818)

*	Local currency.
[1]	This investment is a holding of AXS Chesapeake Strategy Fund Limited.

See accompanying Notes to Consolidated Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of September 30, 2023

Security Type	Percent of Total Net Assets
Short-Term Investments	90.4%
Total Investments	90.4%
Other Assets in Excess of Liabilities	9.6%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2023

			Thomson Reuters
	Multi-Strategy	Sustainable	Venture Capital Return
	Alternatives Fund	Income Fund	Tracker Fund	Merger Fund
Assets:
Investments, at value (cost $15,745,872, $3,326,965, $99,337,314, $30,741,149, respectively)	$16,102,257	$3,192,886	$108,706,706	$31,442,567
Foreign currency, at value (cost $0, $0, $0 and $21, respectively)	-	-	-	20
Purchased options contracts, at value (cost $0, $0, $0 and $0, respectively)	-	-	-	-
Cash	-	-	144,824	41,303
Cash deposited with brokers	-	-	-	-
Cash deposited with brokers for securities sold short	-	-	-	6,501,295
Unrealized appreciation on open swap contracts	131,547	-	-	-
Receivables:
Investment securities sold	777,422	-	-	430,188
Fund shares sold	11,959	-	38,052	255
Due from Advisor	-	2,370	-	-
Dividends and interest	11,918	35,162	31,470	65,306
Reclaims receivable	-	-	-	-
Prepaid expenses and other assets	14,105	8,974	1,644	21,211
Total assets	17,049,208	3,239,392	108,922,696	38,502,145

Liabilities:
Foreign currency due to custodian, at value (proceeds $0, $0, $0 and $129,891, respectively)	-	-	-	127,556
Securities sold short, at value (proceeds $0, $0, $0 and $4,092,240, respectively)	-	-	-	4,413,156
Unrealized depreciation on open swap contracts	-	-	3,693,720	-
Payables:
Investment securities purchased	1,197,844	-	44,560	88,505
Fund shares redeemed	16,221	-	-	-
Due to Broker	-	-	-	-
Advisory fees	965	-	62,852	11,793
Distribution fees - Class A & Class D (Note 8)	-	-	-	-
Distribution fees - Class A & Class C (Note 8)	-	-	10,844	-
Distribution fees - Investor Class (Note 8)	2,822	-	-	180
Shareholder servicing fees (Note 7)	-	-	-	-
Dividends on securities sold short	-	-	-	-
Auditing fees	18,974	17,559	22,502	14,995
Fund accounting and administration fees	8,688	5,581	33,115	24,717
Sub-transfer agent fees and expenses	8,644	2,771	22,847	15,317
Trustees’ deferred compensation (Note 3)	8,137	4,815	38,115	10,137
Legal fees	4,764	4,120	15,939	11,416
Custody fees	2,740	4,833	11,201	12,644
Transfer agent fees and expenses	2,671	6,581	16,172	6,545
Trustees’ fees and expenses	2,471	3,776	4,204	8,959
Chief Compliance Officer fees	934	8,838	3,265	9,378
Shareholder reporting fees	779	1,098	11,571	6,244
Loan payable	-	-	-	-
Interest Expense	-	-	-	-
Registration fees	-	-	-	-
Accrued other expenses	1,351	1,184	4,113	3,995
Total liabilities	1,278,005	61,156	3,995,020	4,765,537
Commitments and contingencies (Note 3)
Net Assets	$15,771,203	$3,178,236	$104,927,676	$33,736,608

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2023

			Thomson Reuters
	Multi-Strategy	Sustainable	Venture Capital Return
	Alternatives Fund	Income Fund	Tracker Fund	Merger Fund
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,771,449	$3,899,357	$227,343,038	$31,825,132
Total distributable earnings (accumulated deficit)	(1,000,246)	(721,121)	(122,415,362)	1,911,476
Net Assets	$15,771,203	$3,178,236	$104,927,676	$33,736,608

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding		$-	$32,896,832
Shares of beneficial interest issued and outstanding		-	2,086,680
Redemption price per share[1]		$-	$15.77
Maximum sales charge (5.75% of offering price)[2]		-	0.96
Maximum offering price to public		$-	$16.73

Class C Shares:
Net assets applicable to shares outstanding			$4,114,689
Shares of beneficial interest issued and outstanding			278,855
Redemption price per share[1,3]			$14.76

Investor Class Shares[4]:
Net assets applicable to shares outstanding	$10,880,899			$883,988
Shares of beneficial interest issued and outstanding	1,086,715			80,545
Redemption price per share[1]	$10.01			$10.98

Class I Shares:
Net assets applicable to shares outstanding	$4,890,304	$3,178,236	$67,916,155	$32,852,620
Shares of beneficial interest issued and outstanding	484,175	427,741	4,238,229	2,890,046
Redemption price per share[1]	$10.10	$7.43	$16.02	$11.37

[1]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Multi-Strategy Alternatives Fund does not have redemption fees.
[2]	No sales charge applies on investments of $1 million or more.
[3]	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.
[4]	Previously R-1 Class Shares for the Multi-Strategy Alternatives Fund.

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES – Continued

As of September 30, 2023

	Alternative	Market	Adaptive	Income Opportunities
	Value Fund	Neutral Fund	Plus Fund	Fund[6]
Assets:
Investments, at value (cost $16,176,329, $24,236,110, $24,557,021, $85,313,565, respectively)	$15,840,434	$22,890,202	$24,554,916	$75,249,764
Foreign currency, at value (cost $0, $0, $0 and $0, respectively)	-	-	-	-
Purchased options contracts, at value (cost $0, $0, $7,872,922 and $0, respectively)	-	-	7,315,926	-
Cash	116,594	169,085	-	150,000
Cash deposited with brokers	-	-	-	-
Cash deposited with brokers for securities sold short	-	11,682,370	-	-
Unrealized appreciation on open swap contracts	-	-	-	-
Receivables:
Investment securities sold	-	-	-	401,484
Fund shares sold	-	44,292	30,168	-
Due from Advisor	2,847	-	-	-
Dividends and interest	20,471	60,063	37,742	754,543
Reclaims receivable	-	-	-	177
Prepaid expenses and other assets	3,568	11,970	18,691	40,780
Total assets	15,983,914	34,857,982	31,957,443	76,596,748

Liabilities:
Foreign currency due to custodian, at value (proceeds $0, $0, $0 and $0, respectively)	-	-	-	-
Securities sold short, at value (proceeds $0, $17,825,946, $0 and $0, respectively)	-	16,032,088	-	-
Unrealized depreciation on open swap contracts	-	-	-	-
Payables:
Investment securities purchased	-	-	-	-
Fund shares redeemed	250	-	491,933	36,938
Due to Broker	-	8,730	-	841,841
Advisory fees	-	3,770	31,297	13,942
Distribution fees - Class A & Class D (Note 8)	-	-	-	8,361
Distribution fees - Class A & Class C (Note 8)	-	-	-	-
Distribution fees - Investor Class (Note 8)	397	222	-	-
Shareholder servicing fees (Note 7)	-	-	-	-
Dividends on securities sold short	-	35,006	-	-
Auditing fees	14,992	14,992	16,947	26,700
Fund accounting and administration fees	8,489	7,877	7,780	28,304
Sub-transfer agent fees and expenses	1,691	5,132	1,409	2,638
Trustees’ deferred compensation (Note 3)	2,937	3,473	2,165	8,982
Legal fees	1,556	4,198	4,540	16,203
Custody fees	1,748	6,082	3,236	2,959
Transfer agent fees and expenses	1,283	1,823	2,941	12,268
Trustees’ fees and expenses	320	2,141	1,256	2,827
Chief Compliance Officer fees	1,282	2,296	2,086	2,974
Shareholder reporting fees	384	1,738	1,301	9,369
Loan payable	2,470,948	-	-	7,889,372
Interest Expense	12,151	-	-	40,608
Registration fees	-	-	-	-
Accrued other expenses	1,204	3,131	7,430	7,484
Total liabilities	2,519,632	16,132,699	574,321	8,951,770
Commitments and contingencies (Note 3)
Net Assets	$13,464,282	$18,725,283	$31,383,122	$67,644,978

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2023

	Alternative	Market	Adaptive	Income Opportunities
	Value Fund	Neutral Fund	Plus Fund	Fund[6]
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,163,445	$22,252,841	$32,541,277	$126,805,182
Total distributable earnings (accumulated deficit)	(699,163)	(3,527,558)	(1,158,155)	(59,160,204)
Net Assets	$13,464,282	$18,725,283	$31,383,122	$67,644,978

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$1,821,806	$1,070,140
Shares of beneficial interest issued and outstanding	165,689	89,346
Redemption price per share[7]	$11.00	$11.98

Class A Shares:
Net assets applicable to shares outstanding				$2,333,596
Shares of beneficial interest issued and outstanding				162,297
Redemption price per share				$14.38
Maximum sales charge (5.75% of offering price)				0.88
Maximum offering price to public				$15.26

Class D Shares:
Net assets applicable to shares outstanding				$5,672,964
Shares of beneficial interest issued and outstanding				403,442
Redemption price per share				$14.06

Class I Shares:
Net assets applicable to shares outstanding	$11,642,476	$17,655,143	$31,383,122	$59,638,418
Shares of beneficial interest issued and outstanding	1,059,339	1,434,967	3,164,359	4,134,047
Redemption price per share[7]	$10.99	$12.30	$9.92	$14.43

[6]	Fiscal year end changed to September 30, effective September 1, 2023.
[7]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Adaptive Plus Fund and Income Opportunities Fund do not have redemption fees.

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2023

	Dynamic Opportunity	Tactical Income
	Fund[8]	Fund[8]
Assets:
Investments, at value (cost $48,792,078 and $43,748,675, respectively)	$53,961,401	$43,756,305
Foreign currency, at value (cost $0 and $0, respectively)	-	-
Purchased options contracts, at value (cost $463,545 and $0, respectively)	362,500	-
Cash	3,230	16,831
Cash deposited with brokers	799,644	25,097
Cash deposited with brokers for securities sold short	-	-
Unrealized appreciation on open swap contracts	-	-
Receivables:
Investment securities sold	724,420	204,881
Fund shares sold	-	-
Due from Advisor	-	-
Dividends and interest	95,105	64,164
Reclaims receivable	-	-
Prepaid expenses	40,266	19,417
Total assets	55,986,566	44,086,695

Liabilities:
Foreign currency due to custodian, at value (proceeds $0 and $0, respectively)	-	-
Securities sold short, at value (proceeds $0 and $0, respectively)	-	-
Unrealized depreciation on open swap contracts	-	-
Payables:
Investment securities purchased	1,706,638	7,497,860
Fund shares redeemed	10,000	14,046
Due to Broker	-	-
Advisory fees	27,543	17,335
Distribution fees - Class A & Class D (Note 8)	-	-
Distribution fees - Class A & Class C (Note 8)	919	1,091
Distribution fees - Investor Class (Note 8)	-	-
Shareholder servicing fees (Note 7)	15,844	8,657
Dividends on securities sold short	-	-
Auditing fees	17,218	17,219
Fund accounting and administration fees	866	804
Sub-transfer agent fees and expenses	317	151
Trustees’ deferred compensation (Note 3)	1,248	861
Legal fees	2,923	4,116
Custody fees	3,171	3,071
Transfer agent fees and expenses	6,050	7,185
Trustees’ fees and expenses	2,150	2,468
Chief Compliance Officer fees	275	1,468
Shareholder reporting fees	10	4,122
Loan payable	-	-
Interest Expense	-	-
Registration fees	-	1,940
Accrued other expenses	1,967	2,582
Total liabilities	1,797,139	7,584,976
Commitments and contingencies (Note 3)
Net Assets	$54,189,427	$36,501,719

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2023

	Dynamic Opportunity	Tactical Income
	Fund[8]	Fund[8]
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$50,675,675	$45,630,663
Total distributable earnings (accumulated deficit)	3,513,752	(9,128,944)
Net Assets	$54,189,427	$36,501,719

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,787,659	$1,653,473
Shares of beneficial interest issued and outstanding	106,866	189,946
Redemption price per share[9]	$16.73	$8.70
Maximum sales charge (5.75% of offering price)[10]	1.02	0.53
Maximum offering price to public	$17.75	$9.23

Class I Shares:
Net assets applicable to shares outstanding	$52,401,768	$34,848,246
Shares of beneficial interest issued and outstanding	3,070,296	4,003,317
Redemption price per share[9]	$17.07	$8.70

[8]	Fiscal year end changed to September 30, effective July 1, 2023.
[9]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
[10]	There are no sales charges on investments of $1 million or more. On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023

Assets:
Investments, at value (cost $48,964,293)	$48,964,293
Cash	20,043
Cash deposited with brokers for open futures contracts	5,193,671
Receivables:
Dividends and interest	161,408
Fund shares sold	201
Prepaid expenses and other assets	8,931
Total assets	54,348,547

Liabilities:
Variation margin on futures contracts	8,818
Payables:
Advisory fees	52,421
Fund administration and accounting fees	34,967
Trustees’ deferred compensation (Note 3)	24,554
Auditing fees	22,439
Legal fees	13,505
Sub-transfer agent fees and expenses	8,089
Transfer agent fees and expenses	7,562
Shareholder reporting fees	7,123
Distribution fees - Class A & Class C (Note 8)	5,607
Custody fees	4,742
Fund shares redeemed	4,657
Chief Compliance Officer fees	4,078
Trustees’ fees and expenses	1,199
Accrued other expenses	7,159
Total liabilities	206,920
Commitments and contingencies (Note 3)
Net Assets	$54,141,627

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$73,597,972
Total distributable earnings (accumulated deficit)	(19,456,345)
Net Assets	$54,141,627

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$7,962,741
Shares of beneficial interest issued and outstanding	648,108
Redemption price per share[1]	$12.29
Maximum sales charge (5.75% of offering price)[2]	0.75
Maximum offering price to public	$13.04

Class C Shares:
Net assets applicable to shares outstanding	$4,496,140
Shares of beneficial interest issued and outstanding	347,786
Redemption price per share[1,3]	$12.93

Class I Shares:
Net assets applicable to shares outstanding	$41,682,746
Shares of beneficial interest issued and outstanding	3,346,722
Redemption price per share[1]	$12.45

[1]	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
[2]	No sales charge applies on investments of $1 million or more.
[3]	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Consolidated Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS

For the Periods Ended September 30, 2023

			Thomson Reuters
	Multi-Strategy	Sustainable	Venture Capital Return
	Alternatives Fund	Income Fund	Tracker Fund	Merger Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,245, $0, $0 and $328, respectively)	$298,547	$2,733	$1,040,156	$288,637
Interest	130,143	121,896	224	865,837
Total investment income	428,690	124,629	1,040,380	1,154,474

Expenses:
Advisory fees	181,699	15,918	1,377,006	491,526
Fund accounting and administration fees	63,340	14,424	164,636	97,972
Registration fees	33,184	23,064	94,574	35,970
Distribution fees - Investor Class (Note 8)	31,192	-	-	2,543
Sub-transfer agent fees and expenses	23,765	-	49,551	34,677
Transfer agent fees and expenses	21,177	1,829	64,695	25,256
Auditing fees	19,911	18,498	24,689	15,493
Custody fees	16,253	7,294	26,194	13,491
Shareholder reporting fees	11,803	3,258	19,093	10,952
Legal fees	11,460	2,771	38,830	23,266
Trustees’ fees and expenses	7,001	4,568	16,274	15,088
Miscellaneous	4,530	1,529	732	4,038
Chief Compliance Officer fees	1,754	12,968	8,199	20,057
Insurance fees	1,309	1,326	11,107	4,792
Shareholder servicing fees (Note 7)	-	-	-	-
Interest expense	-	-	-	24,027
Dividends on securities sold short	-	-	-	100,364
Distribution fees - Class A (Note 8)	-	-	87,763	-
Distribution fees - Class C (Note 8)	-	-	43,076	-
Distribution fees - Class D (Note 8)	-	-	-	-
Total expenses	428,378	107,447	2,026,419	919,512
Advisory fees waived	(132,804)	(15,918)	(243,172)	(202,747)
Other expenses absorbed	-	(69,021)	-	-
Fees paid indirectly (Note 3)	-	-	-	-
Net expenses	295,574	22,508	1,783,247	716,765
Net investment income (loss)	133,116	102,121	(742,867)	437,709

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	203,909	(113,775)	(14,572,523)	877,803
Purchased options contracts	-	-	-	(2,640)
Foreign currency transactions	-	-	-	67,432
Securities sold short	-	-	-	910,452
Written options contracts	-	-	-	986
Swap contracts	(247,756)	-	925,787	-
Net realized gain (loss)	(43,847)	(113,775)	(13,646,736)	1,854,033
Capital gain distribution from portfolio funds	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	2,147,686	44,780	43,506,634	1,954,213
Purchased options contracts	-	-	-	-
Foreign currency transactions	-	-	-	(78,337)
Securities sold short	-	-	-	(1,441,077)
Written options contracts	-	-	-	-
Swap contracts	(83,645)	-	1,855,070	-
Net change in unrealized appreciation (depreciation)	2,064,041	44,780	45,361,704	434,799
Net increase from payment by affiliates (Note 3)	-	-	-	-
Net realized and unrealized gain (loss)	2,020,194	(68,995)	31,714,968	2,288,832
Net Increase (Decrease) in Net Assets from Operations	$2,153,310	$33,126	$30,972,101	$2,726,541

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS - Continued

For the Periods Ended September 30, 2023

	Alternative	Market	Adaptive
	Value Fund	Neutral Fund	Plus Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $0 and $0, respectively)	$597,689	$673,462	$-
Interest	40	413,982	773,127
Total investment income	597,729	1,087,444	773,127

Expenses:
Advisory fees	142,151	326,747	321,916
Fund accounting and administration fees	63,679	67,114	43,691
Registration fees	29,153	38,785	36,499
Distribution fees - Investor Class (Note 8)	7,076	4,868	-
Sub-transfer agent fees and expenses	23,194	28,804	19,843
Transfer agent fees and expenses	11,623	13,717	9,038
Auditing fees	15,492	15,492	14,447
Custody fees	6,754	5,955	6,500
Shareholder reporting fees	5,933	6,077	9,114
Legal fees	7,838	5,938	9,932
Trustees’ fees and expenses	4,749	6,502	7,209
Miscellaneous	1,820	1,922	12,465
Chief Compliance Officer fees	11,617	7,106	4,062
Insurance fees	1,903	3,055	780
Shareholder servicing fees (Note 7)	-	-	-
Interest expense	345,689	-	-
Dividends on securities sold short	-	524,986	-
Distribution fees - Class A (Note 8)	-	-	-
Distribution fees - Class C (Note 8)	-	-	-
Distribution fees - Class D (Note 8)	-	-	-
Total expenses	678,671	1,057,068	495,496
Advisory fees waived	(139,882)	(188,797)	(68,537)
Other expenses absorbed	-	-	-
Fees paid indirectly (Note 3)	-	-	-
Net expenses	538,789	868,271	426,959
Net investment income (loss)	58,940	219,173	346,168

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(194,694)	2,316,451	-
Purchased options contracts	-	-	(891,614)
Foreign currency transactions	-	-	-
Securities sold short	-	(1,221,815)	-
Written options contracts	-	-	-
Swap contracts	-	-	-
Net realized gain (loss)	(194,694)	1,094,636	(891,614)
Capital gain distribution from portfolio funds	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	1,659,525	(783,776)	(2,105)
Purchased options contracts	-	-	(705,708)
Foreign currency transactions	-	-	-
Securities sold short	-	(154,315)	-
Written options contracts	-	-	-
Swap contracts	-	-	-
Net change in unrealized appreciation (depreciation)	1,659,525	(938,091)	(707,813)
Net increase from payment by affiliates (Note 3)	-	-	389
Net realized and unrealized gain (loss)	1,464,831	156,545	(1,599,038)
Net Increase (Decrease) in Net Assets from Operations	$1,523,771	$375,718	$(1,252,870)

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS - Continued

For the Periods Ended September 30, 2023

	Income Opportunities Fund		Dynamic Opportunity Fund
	For the		For the
	Period Ended	For the Year Ended	Period Ended	For the Year Ended
	September 30, 2023[1]	August 31, 2023	September 30, 2023[2]	December 31, 2022
Investment Income:
Dividends (net of foreign withholding taxes of $0, $0, $0 and $59,630, respectively)	$746,272	$5,312,456	$143,614	$429,044
Interest	9,540	94,935	1,175,753	770,392
Total investment income	755,812	5,407,391	1,319,367	1,199,436

Expenses:
Advisory fees	57,085	964,350	614,998	1,089,572
Fund accounting and administration fees	12,837	195,569	87,465	146,453
Registration fees	4,836	55,009	24,845	43,050
Distribution fees - Investor Class (Note 8)	-	-	-	-
Sub-transfer agent fees and expenses	8,556	103,347	25,642	-
Transfer agent fees and expenses	5,000	24,992	24,444	39,250
Auditing fees	11,200	16,000	18,968	16,501
Custody fees	1,737	15,912	4,509	9,485
Shareholder reporting fees	1,475	11,068	6,404	12,622
Legal fees	2,828	39,167	12,159	15,249
Trustees’ fees and expenses	951	16,119	13,064	14,752
Miscellaneous	413	5,921	5,847	6,515
Chief Compliance Officer fees	664	13,388	7,939	14,858
Insurance fees	646	6,849	1,904	3,915
Shareholder servicing fees (Note 7)	-	-	27,558	79,116
Interest expense	45,901	555,216	-	7,487
Dividends on securities sold short	-	-	34,822	70,316
Distribution fees - Class A (Note 8)	491	6,758	3,684	6,662
Distribution fees - Class C (Note 8)	-	-	-	-
Distribution fees - Class D (Note 8)	4,771	59,684	-	-
Total expenses	159,391	2,089,349	914,252	1,575,803
Advisory fees waived	(28,256)	(117,609)	-	-
Other expenses absorbed	-	-	-	-
Fees paid indirectly (Note 3)	-	-	-	-
Net expenses	131,135	1,971,740	914,252	1,575,803
Net investment income (loss)	624,677	3,435,651	405,115	(376,367)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(321,108)	(9,811,144)	3,316,621	5,215,566
Purchased options contracts	-	-	(2,641,220)	-
Foreign currency transactions	-	-	-	-
Securities sold short	-	-	(813,756)	261,967
Written options contracts	-	-	(415,276)	(17,067)
Swap contracts	-	-	-	-
Net realized gain (loss)	(321,108)	(9,811,144)	(553,631)	5,460,466
Capital gain distribution from portfolio funds	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	(2,616,237)	4,395,505	111,818	(17,219,102)
Purchased options contracts	-	-	381,095	-
Foreign currency transactions	-	-	-	-
Securities sold short	-	-	135,929	(135,929)
Written options contracts	-	-	-	23,616
Swap contracts	-	-	-	-
Net change in unrealized appreciation (depreciation)	(2,616,237)	4,395,505	628,842	(17,331,415)
Net increase from payment by affiliates (Note 3)	-	-	-	-
Net realized and unrealized gain (loss)	(2,937,345)	(5,415,639)	75,211	(11,870,949)
Net Increase (Decrease) in Net Assets from Operations	$(2,312,668)	$(1,979,988)	$480,326	$(12,247,316)

[1]	Fiscal year end changed to September 30, effective September 1, 2023.
[2]	Fiscal year end changed to September 30, effective July 1, 2023.

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS - Continued

For the Periods Ended September 30, 2023

	Tactical Income Fund
	For the
	Period Ended	For the Year Ended
	September 30, 2023[3]	December 31, 2022
Investment Income:
Dividends (net of foreign withholding taxes of $0 and $0, respectively)	$1,842,415	$1,731,743
Interest	388,530	398,251
Total investment income	2,230,945	2,129,994

Expenses:
Advisory fees	310,809	533,934
Fund accounting and administration fees	55,296	103,668
Registration fees	27,525	38,340
Distribution fees - Investor Class (Note 8)	-	-
Sub-transfer agent fees and expenses	15,663	-
Transfer agent fees and expenses	22,309	37,422
Auditing fees	18,968	17,499
Custody fees	6,205	7,548
Shareholder reporting fees	6,521	10,804
Legal fees	12,594	14,905
Trustees’ fees and expenses	12,312	14,610
Miscellaneous	8,091	6,396
Chief Compliance Officer fees	7,298	12,711
Insurance fees	1,783	3,090
Shareholder servicing fees (Note 7)	15,370	39,637
Interest expense	-	-
Dividends on securities sold short	-	-
Distribution fees - Class A (Note 8)	3,657	8,316
Distribution fees - Class C (Note 8)	-	-
Distribution fees - Class D (Note 8)	-	-
Total expenses	524,401	848,880
Advisory fees waived	-	-
Other expenses absorbed	-	-
Fees paid indirectly (Note 3)	-	-
Net expenses	524,401	848,880
Net investment income (loss)	1,706,544	1,281,114

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,054,456)	(4,418,319)
Purchased options contracts	(13,609)	-
Foreign currency transactions	-	-
Securities sold short	(1,312)	(4,302)
Written options contracts	43,072	131,473
Swap contracts	-	-
Net realized gain (loss)	(2,026,305)	(4,291,148)
Capital gain distribution from portfolio funds	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	202,020	(1,534,346)
Purchased options contracts	-	-
Foreign currency transactions	-	-
Securities sold short	-	-
Written options contracts	-	-
Swap contracts	-	-
Net change in unrealized appreciation (depreciation)	202,020	(1,534,346)
Net increase from payment by affiliates (Note 3)	-	-
Net realized and unrealized gain (loss)	(1,824,285)	(5,825,494)
Net Increase (Decrease) in Net Assets from Operations	$(117,741)	$(4,544,380)

[3]	Fiscal year end changed to September 30, effective July 1, 2023.

See accompanying Notes to Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

Investment Income:
Interest	$1,793,587
Total investment income	1,793,587

Expenses:
Advisory fees	826,793
Fund administration and accounting fees	164,427
Sub-transfer agent fees and expenses	62,744
Registration fees	58,499
Transfer agent fees and expenses	41,087
Legal fees	39,479
Auditing fees	28,287
Shareholder reporting fees	26,594
Chief Compliance Officer fees	18,064
Miscellaneous	15,289
Custody fees	14,286
Insurance fees	3,863
Trustees’ fees and expenses	8,172
Distribution fees - Class A (Note 8)	20,710
Distribution fees - Class C (Note 8)	51,721
Total expenses	1,380,015
Advisory fees waived	(252,712)
Net expenses	1,127,303
Net investment income (loss)	666,284

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	513,715
Foreign currency transactions	9,795
Net realized gain (loss)	523,510
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(2,923,722)
Foreign currency translations	(8,798)
Net change in unrealized appreciation (depreciation)	(2,932,520)
Net realized and unrealized gain (loss)	(2,409,010)

Net Increase (Decrease) in Net Assets from Operations	$(1,742,726)

See accompanying Notes to Consolidated Financial Statements.

AXS Multi-Strategy Alternatives Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$133,116	$(8,620)
Net realized gain (loss) on investments and swap contracts	(43,847)	(1,241,245)
Net change in unrealized appreciation/depreciation on investments and swap contracts	2,064,041	(4,037,850)
Net increase (decrease) in net assets resulting from operations	2,153,310	(5,287,715)

Distributions to Shareholders:
Distributions:
Investor Class	-	(1,996,507)
Class I	-	(2,049,477)
Total distributions to shareholders	-	(4,045,984)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	810,059	4,249,291
Class I	367,896	2,804,191
Reinvestment of distributions:
Investor Class	-	1,875,222
Class I	-	1,793,047
Cost of shares redeemed:
Investor Class	(3,961,781)	(8,524,558)
Class I	(3,601,381)	(7,103,457)
Capital contribution from Plan of Reorganization (Note 1):
Investor Class	-	9,738,840
Class I	-	4,467,783
Net increase (decrease) in net assets from capital transactions	(6,385,207)	9,300,359

Total increase (decrease) in net assets	(4,231,897)	(33,340)

Net Assets:
Beginning of period	20,003,100	20,036,440
End of period	$15,771,203	$20,003,100

Capital Share Transactions:
Shares sold:
Investor Class	81,379	339,118
Class I	36,996	232,169
Shares reinvested:
Investor Class	-	156,138
Class I	-	148,431
Shares redeemed:
Investor Class	(398,522)	(726,759)
Class I	(369,766)	(632,425)
Capital contribution from Plan of Reorganization (Note 1):
Investor Class	-	901,427
Class I	-	410,906
Net increase (decrease) in capital share transactions	(649,913)	829,005

See accompanying Notes to Financial Statements.

AXS Sustainable Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (decrease) in Net Assets from:
Operations:
Net investment income (loss)	$102,122	$862,346
Net realized gain (loss) on investments	(113,775)	(443,262)
Net change in unrealized appreciation/depreciation on investments	44,780	(1,043,251)
Net increase (decrease) in net assets resulting from operations	33,127	(624,167)

Distributions to Shareholders:
Distributions:
Class I	(103,017)	(1,840,610)
Total distributions to shareholders	(103,017)	(1,840,610)

Capital Transactions:
Net proceeds from shares sold:
Class I	1,922,412	823,480
Reinvestment of distributions:
Class I	81,196	222,630
Cost of shares redeemed:
Class I	(116,063)	(50,061,015)
Net increase (decrease) in net assets from capital transactions	1,887,545	(49,014,905)

Total increase (decrease) in net assets	1,817,655	(51,479,682)

Net Assets:
Beginning of period	1,360,581	52,840,263
End of period	$3,178,236	$1,360,581

Capital Share Transactions:
Shares sold:
Class I	250,906	90,430
Shares reinvested:
Class I	10,767	25,652
Shares redeemed:
Class I	(15,120)	(5,029,703)
Net increase (decrease) in capital share transactions	246,553	(4,913,621)

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(742,867)	$(1,966,315)
Net realized gain (loss) on investments and swap contracts	(13,646,736)	(111,425,479)
Net change in unrealized appreciation/depreciation on investments and swap contracts	45,361,704	(79,082,032)
Net increase from payment by affiliates (Note 3)	-	8,347
Net increase (decrease) in net assets resulting from operations	30,972,101	(192,465,479)

Distributions to Shareholders:
Distributions:
Class A	(276,204)	(20,127,174)
Class C	-	(2,991,249)
Class I	(769,115)	(48,306,816)
Total distributions to shareholders	(1,045,319)	(71,425,239)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,728,955	17,586,330
Class C	443,317	2,499,264
Class I	12,427,108	92,488,359
Reinvestment of distributions:
Class A	272,094	19,793,050
Class C	-	2,888,966
Class I	755,975	46,839,363
Cost of shares redeemed:
Class A1	(14,470,874)	(30,417,448)
Class C2	(1,715,125)	(6,108,419)
Class I3	(33,235,967)	(149,058,854)
Net increase (decrease) in net assets from capital transactions	(32,794,517)	(3,489,389)

Total increase (decrease) in net assets	(2,867,735)	(267,380,107)

Net Assets:
Beginning of period	107,795,411	375,175,518
End of period	$104,927,676	$107,795,411

Capital Share Transactions:
Shares sold:
Class A	193,683	714,887
Class C	33,066	108,445
Class I	864,908	3,861,384
Shares reinvested:
Class A	21,526	713,778
Class C	-	110,646
Class I	58,968	1,663,330
Shares redeemed:
Class A	(1,032,573)	(1,462,829)
Class C	(129,361)	(287,326)
Class I	(2,320,290)	(7,107,072)
Net increase (decrease) in capital share transactions	(2,310,073)	(1,684,757)

[1]	Net of redemption fee proceeds of $8,484 and $6,718, respectively.
[2]	Net of redemption fee proceeds of $111 and $1,400, respectively.
[3]	Net of redemption fee proceeds of $1,131 and $42,702, respectively.

See accompanying Notes to Financial Statements.

AXS Merger Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$437,709	$(580,780)
Net realized gain (loss) on investments,purchased options contracts, securities sold short, written options contracts and foreign currency transactions	1,854,033	1,708,947
Net change in unrealized appreciation/depreciation on investments, securities sold shorts and foreign currency translations	434,799	30,080
Net increase (decrease) in net assets resulting from operations	2,726,541	1,158,247

Distributions to Shareholders:
Distributions:
Investor Class	(6,140)	(15,978)
Class I	(226,530)	(727,558)
Total distributions to shareholders	(232,670)	(743,536)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	10,198	64,896
Class I	864,507	13,814,359
Reinvestment of distributions:
Investor Class	5,863	13,905
Class I	225,877	724,168
Cost of shares redeemed:
Investor Class	(334,113)	(471,900)
Class I1	(26,866,379)	(34,170,375)
Net increase (decrease) in net assets from capital transactions	(26,094,047)	(20,024,947)

Total increase (decrease) in net assets	(23,600,176)	(19,610,236)

Net Assets:
Beginning of period	57,336,784	76,947,020
End of period	$33,736,608	$57,336,784

Capital Share Transactions:
Shares sold:
Investor Class	966	6,260
Class I	80,102	1,306,739
Shares reinvested:
Investor Class	560	1,373
Class I	20,895	69,298
Shares redeemed:
Investor Class	(31,670)	(45,905)
Class I	(2,482,636)	(3,222,242)
Net increase (decrease) in capital share transactions	(2,411,783)	(1,884,477)

[1]	Net of redemption fee proceeds of $0 and $14,612, respectively.

See accompanying Notes to Financial Statements.

AXS Alternative Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$58,940	$135,877
Net realized gain (loss) on investments	(194,694)	50,474
Net change in unrealized appreciation/depreciation on investments	1,659,525	(2,162,759)
Net increase (decrease) in net assets resulting from operations	1,523,771	(1,976,408)

Distributions to shareholders:
Distributions:
Investor Class	(37,138)	(24,234)
Class I	(329,455)	(32,671)
Total distributions to shareholders	(366,593)	(56,905)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,176,791	2,047,597
Class I	12,525,925	21,256,340
Reinvestment of distributions:
Investor Class	37,138	24,234
Class I	247,369	28,440
Cost of shares redeemed:
Investor Class[1]	(2,540,889)	(512,317)
Class I2	(18,990,409)	(3,359,852)
Net increase (decrease) in net assets from capital transactions	(6,544,075)	19,484,442

Total increase (decrease) in net assets	(5,386,897)	17,451,129

Net Assets:
Beginning of year	18,851,179	1,400,050
End of year	$13,464,282	$18,851,179

Capital Share Transactions:
Shares sold:
Investor Class	187,713	179,941
Class I	1,088,672	1,880,489
Shares reinvested:
Investor Class	3,204	2,115
Class I	21,399	2,490
Shares redeemed:
Investor Class	(221,699)	(46,503)
Class I	(1,699,261)	(309,066)
Net increase (decrease) in capital share transactions	(619,972)	1,709,466

[1]	Net of redemption fees of $380 and $623, respectively.
[2]	Net of redemption fees of $595 and $736, respectively.

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$219,173	$(72,800)
Net realized gain (loss)	1,094,636	987,275
Net change in unrealized appreciation/depreciation on investments and securities sold short	(938,091)	578,647
Net increase (decrease) in net assets resulting from operations	375,718	1,493,122

Capital Transactions:
Net proceeds from shares sold:
Investor Class	1,233,088	1,174,780
Class I	20,453,324	13,045,609
Cost of shares redeemed:
Investor Class[1]	(2,257,446)	(1,410,515)
Class I2	(22,131,511)	(2,786,148)
Net increase (decrease) in net assets from capital transactions	(2,702,545)	10,023,726

Total increase (decrease) in net assets	(2,326,827)	11,516,848

Net Assets:
Beginning of period	21,052,110	9,535,262
End of period	$18,725,283	$21,052,110

Capital Share Transactions:
Shares sold:
Investor Class	103,347	102,741
Class I	1,675,795	1,123,975
Shares redeemed:
Investor Class	(191,297)	(130,942)
Class I	(1,861,709)	(241,025)
Net increase (decrease) in capital share transactions	(273,864)	854,749

[1]	Net of redemption fees of $89 and $626, respectively.
[2]	Net of redemption fees of $8,306 and $2,591, respectively.

See accompanying Notes to Financial Statements.

AXS Adaptive Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	September 15, 2022*
	Year Ended	through
	September 30, 2023	September 30, 2022
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$346,168	$(78)
Net realized gain (loss) on investments and purchase option contracts	(891,614)	-
Net change in unrealized appreciation/depreciation on investments and purchase options contracts	(707,813)	148,712
Net increase from payments by affiliates (Note 3)	389	-
Net increase (decrease) in net assets resulting from operations	(1,252,870)	148,634

Distributions to Shareholders:
Distributions:
Class I	(54,338)	-
Total distributions to shareholders	(54,338)	-

Capital Transactions:
Net proceeds from shares sold:
Class I	38,328,442	12,060,438
Reinvestment of distributions:
Class I	54,338	-
Cost of shares redeemed:
Class I	(17,685,246)	(216,276)
Net increase (decrease) in net assets from capital transactions	20,697,534	11,844,162

Total increase (decrease) in net assets	19,390,326	11,992,796

Net Assets:
Beginning of period	11,992,796	-
End of period	$31,383,122	$11,992,796

Capital Share Transactions:
Shares sold:
Class I	3,795,237	1,184,198
Shares reinvested:
Class I	5,812	-
Shares redeemed:
Class I	(1,799,601)	(21,287)
Net increase (decrease) in capital share transactions	2,001,448	1,162,911

*	Commencement of operations.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2023[1]	August 31, 2023	August 31, 2022[2]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$624,677	$3,435,651	$3,995,005
Net realized gain (loss) on investments and securities sold short	(321,108)	(9,811,144)	10,902,967
Net change in unrealized appreciation/depreciation on investments and securities sold short	(2,616,237)	4,395,505	(33,092,755)
Net increase (decrease) in net assets resulting from operations	(2,312,668)	(1,979,988)	(18,194,783)

Distributions to Shareholders:
Distributions:
Class A	(21,112)	(128,477)	(156,368)
Class D	(47,480)	(252,213)	(212,105)
Class I	(556,085)	(4,427,259)	(3,742,435)
Return of Capital:
Class A	(20,717)	(73,636)	(196,309)
Class D	(46,592)	(160,748)	(296,442)
Class I	(545,680)	(2,318,288)	(5,366,433)
Total distributions to shareholders	(1,237,666)	(7,360,621)	(9,970,092)

Capital Transactions:
Net proceeds from shares sold:
Class A	-	80,393	291,331
Class D	1,205	263,028	594,900
Class I	97,189	7,469,884	22,985,337
Reinvestment of distributions:
Class A	34,580	160,281	186,050
Class D	79,427	361,759	366,618
Class I	1,012,287	6,209,793	7,057,529
Cost of shares redeemed:
Class A	(24,149)	(1,102,051)	(3,480,672)
Class D	(51,886)	(1,654,694)	(2,408,902)
Class I	(1,121,722)	(62,245,818)	(65,659,943)
Net increase (decrease) in net assets from capital transactions	26,931	(50,457,425)	(40,067,752)

Total increase (decrease) in net assets	(3,523,403)	(59,798,034)	(68,232,627)

Net Assets:
Beginning of period	71,168,381	130,966,415	199,199,042
End of period	$67,644,978	$71,168,381	$130,966,415

Capital Share Transactions:
Shares sold:
Class A	-	5,379	15,607
Class D	83	18,602	34,286
Class I	6,513	510,055	1,282,212
Shares reinvested:
Class A	2,410	11,638	10,508
Class D	5,657	26,816	21,186
Class I	70,298	450,343	399,437
Shares redeemed:
Class A	(1,666)	(76,074)	(195,952)
Class D	(3,665)	(117,204)	(140,638)
Class I	(76,656)	(4,349,615)	(3,662,593)
Net increase (decrease) in capital share transactions	2,974	(3,520,060)	(2,235,947)

[1]	Fiscal year end changed to September 30, effective September 1, 2023.
[2]	With the Plan of Reorganization with respect to the Orinda Income Opportunities Fund, Class A, Class D and Class I shareholders received Class A, Class D and Class I shares of the AXS Income Opporunities Fund, respectively, effective as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

AXS Dynamic Opportunities Fund^

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2023 *	December 31, 2022	December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$405,115	$(376,367)	$(973,029)
Net realized gain (loss) on investments, purchased options contracts, securities sold short and written options contracts	(553,631)	5,460,466	2,084,012
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short and written options contracts	628,842	(17,331,415)	(860,436)
Net increase (decrease) in net assets resulting from operations	480,326	(12,247,316)	250,547

Distributions to Shareholders:
Distributions:
Class A	-	(138,328)	(77,251)
Class I	-	(4,759,902)	(2,386,723)
Return of capital:
Class A	-	-	(486)
Class I	-	-	(15,024)
Total distributions to shareholders	-	(4,898,230)	(2,479,484)

Capital Transactions:
Net proceeds from shares sold:
Class A	11,260	203,034	1,329,614
Class I	8,067,331	10,295,894	29,792,109
Reinvestment of distributions:
Class A	-	126,158	72,312
Class I	-	4,708,168	2,368,692
Cost of shares redeemed:
Class A [1]	(407,974)	(846,109)	(728,049)
Class I [2]	(32,642,117)	(23,838,317)	(11,910,742)
Net increase (decrease) in net assets from capital transactions	(24,971,500)	(9,351,172)	20,923,936

Total increase (decrease) in net assets	(24,491,174)	(26,496,718)	18,694,999

Net Assets:
Beginning of period	78,680,601	105,177,319	86,482,320
End of period	$54,189,427	$78,680,601	$105,177,319

Capital Share Transactions:
Shares sold:
Class A	696	10,849	61,433
Class I	475,820	539,109	1,365,909
Shares reinvested:
Class A	-	7,572	3,566
Class I	-	277,604	115,152
Shares redeemed:
Class A	(24,536)	(45,175)	(33,728)
Class I	(1,937,971)	(1,229,705)	(545,839)
Net increase (decrease) in capital share transactions	(1,485,991)	(439,746)	966,493

^	With the Plan of Reorganization with respect to the AXS Dynamic Opportunity Fund (formerly, ACM Dynamic Opportunity Fund), Class A and Class I shareholders received Class A and Class I shares of the AXS Dynamic Opportunity Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to September 30, effective July 1, 2023.
[1]	Net of redemption fee proceeds of $19, $113, and $68, respectively.
[2]	Net of redemption fee proceeds of $4,422, $178, and $2,246, respectively.

See accompanying Notes to Financial Statements.

AXS Tactical Income Fund ^

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	September 30, 2023 *	December 31, 2022	December 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,706,544	$1,281,114	$2,365,959
Net realized gain (loss) on investments, purchased options contracts, securities sold short and written options contracts	(2,026,305)	(4,291,148)	(1,969,452)
Distributions of realized gains by underlying investment companies	-	-	3,224
Net change in unrealized appreciation/depreciation on investments	202,020	(1,534,346)	(950,771)
Net increase (decrease) in net assets resulting from operations	(117,741)	(4,544,380)	(551,040)

Distributions to Shareholders:
Distributions:
Class A	(75,329)	(68,106)	(138,097)
Class I	(1,644,968)	(1,207,069)	(2,078,162)
Return of capital:
Class A	-	-	(895)
Class I	-	-	(14,013)
Total distributions to shareholders	(1,720,297)	(1,275,175)	(2,231,167)

Capital Transactions:
Net proceeds from shares sold:
Class A	127,251	802,502	1,680,712
Class I	3,154,800	8,916,241	31,617,017
Reinvestment of distributions:
Class A	66,097	51,235	76,597
Class I	1,615,166	1,173,708	2,032,469
Cost of shares redeemed:
Class A [1]	(596,184)	(2,317,268)	(1,517,688)
Class I [2]	(9,695,476)	(25,242,685)	(12,309,577)
Net increase (decrease) in net assets from capital transactions	(5,328,346)	(16,616,267)	21,579,530

Total increase (decrease) in net assets	(7,166,384)	(22,435,822)	18,797,323

Net Assets:
Beginning of period	43,668,103	66,103,925	47,306,602
End of period	$36,501,719	$43,668,103	$66,103,925

Capital Share Transactions:
Shares sold:
Class A	14,154	83,216	159,245
Class I	347,072	926,776	2,997,985
Shares reinvested:
Class A	7,415	5,472	7,334
Class I	181,003	124,902	194,569
Shares redeemed:
Class A	(66,915)	(244,479)	(144,457)
Class I	(1,083,492)	(2,630,855)	(1,175,222)
Net increase (decrease) in capital share transactions	(600,763)	(1,734,968)	2,039,454

^	With the Plan of Reorganization with respect to the AXS Tactical Income Fund (formerly, ACM Tactical income Fund), Class A and Class I shareholders received Class A and Class I shares of the AXS Tactical Income Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to September 30, effective July 1, 2023.
[1]	Net of redemption fee proceeds of $1,887, $6, and $148, respectively.
[2]	Net of redemption fee proceeds of $1,309, $99, and $2,290, respectively.

See accompanying Notes to Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022[1,2]
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$666,284	$(465,441)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	523,510	6,155,491
Net change in unrealized appreciation/depreciation on futures contracts and foreign currency transactions	(2,932,520)	2,280,932
Net increase (decrease) in net assets resulting from operations	(1,742,726)	7,970,982

Distributions to Shareholders:
Distributions:
Class A	(111,507)	(651,094)
Class C	(41,049)	(15,388)
Class I	(687,139)	(2,485,912)
Total distributions to shareholders	(839,695)	(3,152,394)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,267,163	632,501
Class C	130,217	129,589
Class I	22,367,173	29,326,728
Reinvestment of distributions:
Class A	105,628	628,759
Class C	38,016	14,657
Class I	616,683	2,321,839
Cost of shares redeemed:
Class A	(1,930,347)	(1,339,769)
Class C	(1,831,272)	(779,138)
Class I	(24,965,925)	(12,430,192)
Capital Contribution from Plan of Reorganization (Note 1):
Class A	-	4,397,705
Class C	-	6,023,468
Class I	-	8,389,210
Net increase (decrease) in net assets from capital transactions	(4,202,664)	37,315,357

Total increase (decrease) in net assets	(6,785,085)	42,133,945

Net Assets:
Beginning of period	60,926,712	18,792,767
End of period	$54,141,627	$60,926,712

Capital Share Transactions:
Shares sold:
Class A	105,815	53,255
Class C	10,206	10,098
Class I	1,821,802	2,410,007
Shares reinvested:
Class A	8,967	62,439
Class C	3,049	1,372
Class I	51,735	228,078
Shares redeemed:
Class A	(159,650)	(112,625)
Class C	(141,462)	(61,450)
Class I	(2,052,111)	(1,042,674)
Capital Contribution from Plan of Reorganization (Note 1):
Class A	-	378,798
Class C	-	503,116
Class I	-	737,113
Net increase (decrease) in capital share transactions	(351,649)	3,167,527

[1]	With the Plan of Reorganization with respect to the AXS Aspect Core Diversified Strategy Fund, Class A, Class C and Class I shareholders received Class A, Class C and Class I shares of the AXS Chesapeake Strategy Fund, respectively, effective as of the close of business on December 17, 2021. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[2]	With the Plan of Reorganization with respect to the AXS Managed Futures Strategy Fund, Class A, Class C and Class I shareholders received Class A, Class C and Class I shares of the AXS Chesapeake Strategy Fund, respectively, effective as of the close of business on July 22, 2022. See Note 1 in the accompanying Notes to Consolidated Financial Statements.

See accompanying Notes to Consolidated Financial Statements.

AXS Merger Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$2,726,541
Adjustments to reconcile net increase (decrease) in net assets from operations to Net cash provided by (used for) operating activities:
Purchases of long-term investments	(69,529,629)
Sales of long-term investments	97,909,840
Return of capital dividends received	98,294
Purchased options contracts	(2,640)
Sale of options contracts	-
Proceeds from securities sold short	10,578,139
Cover short securities	(13,771,182)
Proceeds from written options contracts	24,875
Closed written options contracts	986
Purchase/Sale of short-term investments, net	(3,155,702)
(Increase) Decrease in Assets:
Investment securities sold receivable	(430,188)
Dividends and interest receivables	221,414
Other assets	7,815
Increase (Decrease) in Liabilities:
Foreign currency payable	(870,325)
Deposits at broker	-
Payables for securities purchased	(1,385,295)
Advisory fees payable	(8,589)
Payables for dividends and interest on securities sold short	(7,526)
Accrued expenses	44,542
Net realized (gain)/loss	(1,637,680)
Net change in unrealized appreciation/depreciation	(513,136)
Net cash provided by (used for) operating activities	20,300,554

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	875,045
Cost of shares redeemed	(27,227,395)
Dividends paid to shareholders, net of reinvestments	(930)
Net cash provided by (used for) financing activities	(26,353,280)

Net increase (decrease) in cash	(6,052,726)

Cash and cash equivalents
Beginning cash balance	7,058,383
Beginning cash held at broker	5,536,941
Total beginning cash and cash equivalents	12,595,324

Ending cash balance	41,303
Ending cash held at broker broker	6,501,295
Total ending cash and cash equivalents	$6,542,598
Supplemental disclosure of interest expense paid	$27,838
Supplemental disclosure of reinvested distributions	$231,740

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$375,718
Adjustments to reconcile net increase (decrease) in net assets from operations to Net cash provided by (used for) operating activities:
Purchases of long-term investments	(36,825,028)
Sales of long-term investments	40,997,835
Return of capital dividends received	12,361
Proceeds from securities sold short	29,740,568
Cover short securities	(31,928,956)
Purchase/Sale of short-term investments, net	576,665
(Increase) Decrease in Assets:
Dividends and interest receivables	(12,143)
Prepaid expenses and other assets	4,160
Increase (Decrease) in Liabilities:
Payables for dividends on securities sold short	2,991
Advisory fees payable	(2,123)
Accrued expenses	(7,707)
Net realized (gain)/loss	(1,079,129)
Net change in unrealized appreciation/depreciation	938,091
Net cash provided by (used for) operating activities	2,793,303

Cash flows provided by (used for) financing activities:
Borrowings from Broker	(5,311,903)
Proceeds from shares sold	21,660,820
Cost of shares redeemed	(24,435,114)
Net cash provided (used for) by financing activities	(8,086,197)

Net increase (decrease) in cash	(5,292,894)

Cash and cash equivalents
Beginning cash held at broker	165,874
Beginning segregated cash held by custodian	16,978,475
Total beginning cash and cash equivalents	17,144,349

Ending cash balance	169,085
Ending cash held at broker	11,682,370
Total ending cash and cash equivalents	$11,851,455

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund

STATEMENT OF CASH FLOWS

	For the	For the
	Period Ended	Year Ended
	September 30, 2023[1]	August 31, 2023
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(2,312,668)	$(1,979,988)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(4,090,969)	(47,859,640)
Sales of long-term investments	4,821,737	102,787,909
Return of capital dividends received	219,418	3,456,632
Purchase/Sale of short-term investments, net	6,952	1,106,404
(Increase) Decrease in Assets:
Investment securities sold receivable	252,129	(141,020)
Dividends and interest receivables	(437,797)	281,697
Prepaid expenses and other assets	(9,288)	4,752
Increase (Decrease) in Liabilities:
Investment securities purchased payable	(226,611)	(103,489)
Due to Custodian	-	(781,773)
Cash Due to Broker	841,841	-
Interest expense	(3,380)	8,284
Advisory fees payable	(2,582)	(56,846)
Accrued expenses	17,730	(55,895)
Net realized (gain)/loss	321,108	9,811,144
Net change in unrealized appreciation/depreciation	2,616,237	(4,395,505)
Net cash provided by (used for) operating activities	2,013,857	62,082,666

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	100,826	7,810,873
Cost of shares redeemed	(1,186,022)	(65,184,313)
Dividends paid to shareholders, net of reinvestments	(111,372)	(628,788)
Loan payable	(792,289)	(3,955,438)
Net cash provided by (used for) financing activities	(1,988,857)	(61,957,666)

Net Increase (Decrease) in cash	25,000	125,000

Cash and cash equivalents
Beginning cash balance	125,000	-
Beginning cash held at broker	-	-
Total beginning cash and cash equivalents	125,000	-

Ending cash balance	150,000	125,000
Ending cash held at broker	-	-
Total ending cash and cash equivalents	$150,000	$125,000
Supplemental disclosure of interest expense paid	$49,281	$546,932

Non cash financing activities not included herein consist of $1,126,294 and $6,731,833, respectively, of reinvested dividends.

[1]	Fiscal year end changed to September 30, effective September 1, 2023.

See accompanying Notes to Financial Statements.

AXS Multi-Strategy Alternatives Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,			For the Period May 1, 2020 through		For the Year Ended April 30,
	2023	2022	2021	September 30, 2020**		2020		2019
Net asset value, beginning of period	$8.98	$14.37	$11.12	$9.95		$11.49		$13.28
Income from Investment Operations:
Net investment income (loss)[1]	0.07	(0.01)	(0.11)	(0.03)		(0.03)		- [2]
Net realized and unrealized gain (loss)	0.96	(2.31)	3.36	1.20		(1.41)		0.61
Total from investment operations	1.03	(2.32)	3.25	1.17		(1.44)		0.61

Less Distributions:
From net investment income	-	-	-	-		-		-
From net realized gain	-	(3.07)	-	-		(0.10)		(2.40)
Total distributions	-	(3.07)	-	-		(0.10)		(2.40)

Net asset value, end of period	$10.01	$8.98	$14.37	$11.12		$9.95		$11.49

Total return[3]	11.47%	(21.53)%	29.23%	11.76	% [5]	(12.66	)% [4]	5.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,881	$12,612	$10,546	$12,941		$14,586		$97,281

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.44%	2.15%	2.14%	1.66	% [6]	1.58%		1.68%
After fees waived and expenses absorbed/recovered	1.68%	1.68%	1.68%	1.66	% [6]	1.58%		1.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	(0.08)%	(0.59)%	(1.34)%	(0.75	)% [6]	(0.30)%		(0.02)%
After fees waived and expenses absorbed/recovered	0.68%	(0.12)%	(0.88)%	(0.75	)% [6]	(0.30)%		(0.02)%

Portfolio turnover rate	410%	456%	419%	193	% [5]	727%		838%

*	Financial information from April 30, 2019 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019. On February 1, 2022, Class R-1 shares were re-designated into Investor Class shares. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
**	Fiscal year end changed to September 30, effective May 1, 2020.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	A predecessor affiliate reimbursed the Fund $43,948 for losses on pricing error. The payment had a positive 0.09% impact to the total return.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Multi-Strategy Alternatives Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,			For the Period May 1, 2020 through		For the Year Ended April 30,
	2023	2022	2021	September 30, 2020**		2020		2019
Net asset value, beginning of period	$9.05	$14.43	$11.16	$9.97		$11.53		$13.28
Income from Investment Operations:
Net investment income (loss)[1]	0.08	0.01	(0.09)	(0.02)		-	[2]	0.02
Net realized and unrealized gain (loss)	0.97	(2.32)	3.36	1.21		(1.41)		0.63
Total from investment operations	1.05	(2.31)	3.27	1.19		(1.41)		0.65

Less Distributions:
From net investment income	-	-	-	-		(0.05)		-
From net realized gain	-	(3.07)	-	-		(0.10)		(2.40)
Total distributions	-	(3.07)	-	-		(0.15)		(2.40)

Redemption fee proceeds[1]	-	-	-	-		-		-

Net asset value, end of period	$10.10	$9.05	$14.43	$11.16		$9.97		$11.53

Total return[3]	11.60%	(21.34)%	29.30%	11.94	% [5]	(12.43	)% [4]	5.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,890	$7,391	$9,490	$49,925		$43,877		$467

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.19%	1.90%	1.89%	1.41	% [6]	1.31%		1.51%
After fees waived and expenses absorbed/recovered	1.51%	1.51%	1.51%	1.41	% [6]	1.31%		1.51%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.17%	(0.34)%	(1.09)%	(0.50	)% [6]	(0.03)%		0.18%
After fees waived and expenses absorbed/recovered	0.85%	0.05%	(0.71)%	(0.50	)% [6]	(0.03)%		0.18%

Portfolio turnover rate	410%	456%	419%	193	% [5]	727%		838%

*	Financial information from April 30, 2019 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019. On October 21, 2019, Institutional Class shares were re-designated into Class I Shares. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
**	Fiscal year end changed to September 30, effective May 1, 2020.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Payment by a predecessor affiliate had no impact to the total return.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Sustainable Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		October 17, 2020* through
	2023	2022	September 30, 2021
Net asset value, beginning of period	$7.51	$10.37	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.34	0.47	0.47
Net realized and unrealized gain (loss)	(0.08)	(1.55)	0.36
Total from investment operations	0.26	(1.08)	0.83

Less Distributions:
From net investment income	(0.34)	(1.59)	(0.46)
From net realized gain	-	(0.19)	-
Total distributions	(0.34)	(1.78)	(0.46)

Net asset value, end of period	$7.43	$7.51	$10.37

Total return [2]	3.49%	(12.06%)	8.42	% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,178	$1,361	$52,840

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	4.73%	1.81%	1.11	% [4]
After fees waived and expenses absorbed/recovered	0.99%	0.99%	0.99	% [4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recovered	0.76%	3.83%	4.62	% [4]
After fees waived and expenses absorbed/recovered	4.50%	4.65%	4.74	% [4]

Portfolio turnover rate	38%	35%	114	% [3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.99	$35.13	$31.14	$18.26	$19.88
Income from Investment Operations:
Net investment income (loss)[1]	(0.12)	(0.21)	(0.34)	(0.18)	(0.09)
Net realized and unrealized gain (loss)	4.00	(16.26)	9.73	13.04	(0.45)
Net increase from payment by affiliates (Note 3)	-	- [2]	- [2]	-	-
Total from investment operations	3.88	(16.47)	9.39	12.86	(0.54)

Less Distributions:
From net investment income	(0.10)	(2.56)	-	-	-
From net realized gain	-	(4.11)	(5.41)	-	(1.08)
Total distributions	(0.10)	(6.67)	(5.41)	-	(1.08)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	0.02	- [2]

Net asset value, end of period	$15.77	$11.99	$35.13	$31.14	$18.26

Total return[3]	32.56%	(57.66)%	33.23%	70.54%	(1.84)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,897	$34,824	$103,229	$82,691	$37,779

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.97%	2.07%	1.85%	1.89%	2.06%
After fees waived and expenses absorbed	1.75%	1.75%	1.76%	1.75%	1.75%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.03)%	(1.29)%	(1.11)%	(0.90)%	(0.83)%
After fees waived and expenses absorbed	(0.81)%	(0.97)%	(1.02)%	(0.76)%	(0.52)%

Portfolio turnover rate	24%	72%	100%	115%	115%

*	Financial information from October 1, 2018 through November 20, 2020 is for the Leland Thomson Reuters Venture Capital Index Fund, which was reorganized into the AXS Thomson Reuters Venture Capital Return Tracker Fund as of the close of business on November 20, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

FINANCIAL HIGHLIGHTS

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.22	$33.33	$29.98	$17.71	$19.46
Income from Investment Operations:
Net investment income (loss)[1]	(0.21)	(0.36)	(0.57)	(0.34)	(0.22)
Net realized and unrealized gain (loss)	3.75	(15.28)	9.32	12.60	(0.45)
Net increase from payment by affiliates (Note 3)	-	- [2]	- [2]	-	-
Total from investment operations	3.54	(15.64)	8.75	12.26	(0.67)

Less Distributions:
From net investment income	-	(2.36)	-	-	-
From net realized gain	-	(4.11)	(5.41)	-	(1.08)
Total distributions	-	(6.47)	(5.41)	-	(1.08)

Redemption fee proceeds[1]	- [2]	- [2]	0.01	0.01	- [2]

Net asset value, end of period	$14.76	$11.22	$33.33	$29.98	$17.71

Total return[3]	31.55%	(57.99)%	32.26%	69.28%	(2.59)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,115	$4,210	$14,776	$11,205	$5,315

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.72%	2.82%	2.60%	2.64%	2.81%
After fees waived and expenses absorbed	2.50%	2.50%	2.51%	2.50%	2.50%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.78)%	(2.04)%	(1.86)%	(1.64)%	(1.58)%
After fees waived and expenses absorbed	(1.56)%	(1.72)%	(1.77)%	(1.50)%	(1.27)%

Portfolio turnover rate	24%	72%	100%	115%	115%

*	Financial information from October 1, 2018 through November 20, 2020 is for the Leland Thomson Reuters Venture Capital Index Fund, which was reorganized into the AXS Thomson Reuters Venture Capital Return Tracker Fund as of the close of business on November 20, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AXS Thomson Reuters Venture Capital Return Tracker Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.20	$35.63	$31.45	$18.40	$19.97
Income from Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.16)	(0.26)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	4.05	(16.53)	9.84	13.16	(0.44)
Net increase from payment by affiliates (Note 3)	-	- [2]	- [2]	-	-
Total from investment operations	3.97	(16.69)	9.58	13.04	(0.49)

Less Distributions:
From net investment income	(0.15)	(2.64)	-	-	-
From net realized gain	-	(4.11)	(5.41)	-	(1.08)
Total distributions	(0.15)	(6.75)	(5.41)	-	(1.08)

Redemption fee proceeds[1]	- [2]	0.01	0.01	0.01	- [2]

Net asset value, end of period	$16.02	$12.20	$35.63	$31.45	$18.40

Total return[3]	32.80%	(57.56)%	33.54%	70.92%	(1.57)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,916	$68,761	$257,170	$148,199	$59,881

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.72%	1.82%	1.60%	1.64%	1.81%
After fees waived and expenses absorbed	1.50%	1.50%	1.51%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.78)%	(1.04)%	(0.86)%	(0.66)%	(0.59)%
After fees waived and expenses absorbed	(0.56)%	(0.72)%	(0.77)%	(0.52)%	(0.28)%

Portfolio turnover rate	24%	72%	100%	115%	115%

*	Financial information from October 1, 2018 through November 20, 2020 is for the Leland Thomson Reuters Venture Capital Index Fund, which was reorganized into the AXS Thomson Reuters Venture Capital Return Tracker Fund as of the close of business on November 20, 2020. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AXS Merger Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		January 1, 2021 through		For the Year Ended December 31,
	2023	2022	September 30, 2021**		2020		2019	2018
Net asset value, beginning of period	$10.66	$10.60	$10.62		$10.79		$10.78	$10.74
Income from Investment Operations:
Net investment loss[1]	0.12	(0.09)	(0.10)		(0.11)		(0.05)	(0.07)
Net realized and unrealized gain	0.65	0.26	0.08		0.15		0.55	0.19
Total from investment operations	0.77	0.17	(0.02)		0.04		0.50	0.12

Less Distributions:
From net investment income	-	-	-		(0.01)		-	-
From net realized gain	(0.06)	(0.11)	-		(0.20)		(0.49)	(0.08)
Total distributions	(0.06)	(0.11)	-		(0.21)		(0.49)	(0.08)

Redemption fee proceeds[1]	-	- [2]	-	[2]	-		-	-

Net asset value, end of period	$11.37	$10.66	$10.60		$10.62		$10.79	$10.78

Total return[3]	7.23%	1.61%	(0.19	)% [4]	0.37%		4.66%	1.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,853	$56,195	$75,415		$96,768		$164,058	$177,923

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[6]	2.33%	2.30%	2.56	% [5]	2.06	% [7]	2.28%	2.06%
After fees waived and expenses absorbed/recovered[6]	1.82%	2.00%	2.36	% [5]	2.01%[7]		2.28%	2.09%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.60%	(1.18)%	(1.43	)% [5]	(1.11)%		(0.45)%	(0.64)%
After fees waived and expenses absorbed/recovered	1.11%	(0.88)%	(1.23	)% [5]	(1.06)%		(0.45)%	(0.67)%

Portfolio turnover rate	303%	218%	184	% [4]	256%		298%	285%

*	Financial information from January 1, 2018 through December 31, 2020 is for the Kellner Merger Fund, which was reorganized into the AXS Merger Fund as of the close of business on January 22, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective January 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends on securities sold short, interest expense and extraordinary expenses had been excluded, the expense ratios would have been lowered by 0.32% and 0.50% for the years ended September 30, 2023 and 2022 and 0.86% for the period January 1, 2021 through September 30, 2021. For the years ended December 31, 2020, 2019 and 2018, the ratios would have been lowered by 0.51%, 0.78% and 0.59%, respectively.
[7]	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

See accompanying Notes to Financial Statements.

AXS Merger Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		January 1, 2021 through		For the Year Ended December 31,
	2023	2022	September 30, 2021**		2020		2019	2018
Net asset value, beginning of period	$10.32	$10.29	$10.33		$10.52		$10.54	$10.53
Income from Investment Operations:
Net investment loss[1]	0.09	(0.12)	(0.12)		(0.14)		(0.08)	(0.10)
Net realized and unrealized gain	0.63	0.26	0.08		0.15		0.55	0.19
Total from investment operations	0.72	0.14	(0.04)		0.01		0.47	0.09

Less Distributions:
From net realized gain	(0.06)	(0.11)	-		(0.20)		(0.49)	(0.08)
Total distributions	(0.06)	(0.11)	-		(0.20)		(0.49)	(0.08)

Redemption fee proceeds[1]	-	-	-	[2]	-		-	-

Net asset value, end of period	$10.98	$10.32	$10.29		$10.33		$10.52	$10.54

Total return[3]	6.98%	1.37%	(0.39	)% [4]	0.08%		4.48%	0.88%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$884	$1,142	$1,532		$1,634		$1,990	$1,954

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[6]	2.58%	2.55%	2.81	% [5]	2.31	% [7]	2.53%	2.28%
After fees waived and expenses absorbed/recovered[6]	2.07%	2.25%	2.61	% [5]	2.26	% [7]	2.53%	2.31%
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.35%	(1.43)%	(1.68	)% [5]	(1.39)%		(0.71)%	(0.88)%
After fees waived and expenses absorbed/recovered	0.86%	(1.13)%	(1.48	)% [5]	(1.34)%		(0.71)%	(0.91)%

Portfolio turnover rate	303%	218%	184	% [4]	256%		298%	285%

*	Financial information from January 1, 2018 through December 31, 2020 is for the Kellner Merger Fund, which was reorganized into the AXS Merger Fund as of the close of business on January 22, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective January 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends on securities sold short, interest expense and extraordinary expenses had been excluded, the expense ratios would have been lowered by 0.32% and 0.50% for the years ended September 30, 2023 and 2022 and 0.86% for the period January 1, 2021 through September 30, 2021. For the years ended December 31, 2020, 2019 and 2018, the ratios would have been lowered by 0.51%, 0.78% and 0.56%, respectively.
[7]	Includes extraordinary expenses of 0.02% that occurred during the Fund’s fiscal year ended December 31, 2020.

See accompanying Notes to Financial Statements.

AXS Alternative Value Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		July 1, 2021 through		For the Year Ended June 30,
	2023	2022	September 30, 2021**		2021	2020	2019
Net asset value, beginning of period	$10.23	$10.33	$10.58		$8.16	$9.44	$10.23
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.11	0.03		0.07	0.10	0.11
Net realized and unrealized gain (loss)	0.90	0.19	(0.30)		3.39	(0.65)	0.92
Total from investment operations	0.91	0.30	(0.27)		3.46	(0.55)	1.03

Less Distributions:
From net investment income	(0.06)	(0.15)	-		(1.04)	(0.08)	(0.19)
From net realized gain	(0.08)	(0.26)	-		-	(0.65)	(1.63)
Total distributions	(0.14)	(0.41)	-		(1.04)	(0.73)	(1.82)

Redemption fee proceeds[1]	- [2]	0.01	0.02		-	-	-

Net asset value, end of period	$11.00	$10.23	$10.33		$10.58	$8.16	$9.44

Total return[3]	8.79%	2.57%	(2.36	)% [4]	44.75%	(6.89)%	12.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,822	$2,010	$629		$584	$540	$545

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[5]	3.32%	2.42%	8.13	% [6]	13.41%	2.87%	2.96%
After fees waived and expenses absorbed/recovered[5]	2.68%	1.78%	1.57	% [6]	1.65%	2.02%	2.07%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.59)%	0.33%	(5.55	)% [6]	(11.06)%	2.01%	2.28%
After fees waived and expenses absorbed/recovered	0.05%	0.97%	1.01	% [6]	0.70%	1.16%	1.39%

Portfolio turnover rate	33%	26%	6	% [4]	50%	74%	64%

*	Financial information from June 30, 2019 through March 5, 2021 is for the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), which was reorganized into the AXS Alternative Value Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived/recovered or absorbed by the Advisor. Returns shown include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense had been excluded, the expense ratios would have been lowered by 1.58% for the year ended September 30, 2023. For the periods ended September 30, 2022 and 2021 and June 30, 2021, 2020 and 2019, the ratios would have been lowered by 0.68% 0.47%, 0.55%, 0.92% and 0.97%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Alternative Value Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		July 1, 2021 through		For the Year Ended June 30,
	2023	2022	September 30, 2021**		2021	2020	2019
Net asset value, beginning of period	$10.22	$10.33	$10.58		$8.16	$9.43	$10.25
Income from Investment Operations:
Net investment income (loss)[1]	0.03	0.14	0.03		0.08	0.13	0.18
Net realized and unrealized gain (loss)	0.90	0.19	(0.28)		3.42	(0.66)	0.82
Total from investment operations	0.93	0.33	(0.25)		3.50	(0.53)	1.00

Less Distributions:
From net investment income	(0.08)	(0.18)	-		(1.08)	(0.09)	(0.19)
From net realized gain	(0.08)	(0.26)	-		-	(0.65)	(1.63)
Total distributions	(0.16)	(0.44)	-		(1.08)	(0.74)	(1.82)

Redemption fee proceeds[1]	- [2]	- [2]	-	[2]	- [2]	-	-

Net asset value, end of period	$10.99	$10.22	$10.33		$10.58	$8.16	$9.43

Total return[3]	8.98%	2.78%	(2.36	)% [4]	45.36%	(6.67)%	12.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,642	$16,841	$771		$684	$10,766	$19,947

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered[5]	3.07%	2.17%	7.88	% [6]	13.16%	2.62%	2.71%
After fees waived and expenses absorbed/recovered[5]	2.43%	1.53%	1.32	% [6]	1.40%	1.77%	1.82%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.34)%	0.58%	(5.30	)% [6]	(10.81)%	2.26%	2.53%
After fees waived and expenses absorbed/recovered	0.30%	1.22%	1.26	% [6]	0.95%	1.41%	1.64%

Portfolio turnover rate	33%	26%	6	% [4]	50%	74%	64%

*	Financial information from June 30, 2019 through March 5, 2021 is for the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund), which was reorganized into the AXS Alternative Value Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived/recovered or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense had been excluded, the expense ratios would have been lowered by 1.58% for the year ended September 30, 2023. For the periods ended September 30, 2022 and 2021 and June 30, 2021, 2020 and 2019, the ratios would have been lowered by 0.68%, 0.47%, 0.55%, 0.92% and 0.97%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

FINANCIAL HIGHLIGHTS

Investor Class*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		July 1, 2021 through		For the Year Ended June 30,
	2023	2022	September 30, 2021**		2021	2020	2019
Net asset value, beginning of period	$11.46	$9.94	$10.06		$10.15	$10.00	$10.31
Income from Investment Operations:
Net investment income (loss)[1]	0.08	(0.08)	(0.04)		(0.15)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	0.44	1.60	(0.08)		0.06	0.26	(0.26)
Total from investment operations	0.52	1.52	(0.12)		(0.09)	0.15	(0.31)

Redemption fee proceeds[1]	- [2]	- [2]	-		- [2]	-	-

Net asset value, end of period	$11.98	$11.46	$9.94		$10.06	$10.15	$10.00

Total return[3]	4.54%	15.29%	(1.19	)% [4]	(0.89)%	1.50%	(3.01)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,070	$2,031	$2,042		$2,188	$7,155	$17,931

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5]	4.76%	4.65%	5.36	% [6]	5.97%	4.86%	4.27%
After fees waived and expenses absorbed/recovered[5]	3.95%	3.88%	4.36	% [6]	4.22%	4.34%	3.88%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	(0.10)%	(1.51)%	(2.67	)% [6]	(3.21)%	(1.61)%	(0.65)%
After fees waived and expenses absorbed/recovered	0.71%	(0.74)%	(1.67	)% [6]	(1.46)%	(1.09)%	(0.26)%

Portfolio turnover rate	127%	42%	15	% [4]	91%	137%	159%

*	Financial information for the year ended June 30, 2019 through March 5, 2021 is for the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), which was reorganized into the AXS Market Neutral Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.25% for the year ended September 30, 2023. For the periods ended September 30, 2022 and 2021, the periods ended June 30, 2021, 2020 and 2019, the ratios would have been lowered by 2.18%, 2.66%, 2.52%, 2.64% and 2.19%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Market Neutral Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended September 30,		July 1, 2021 through		For the Year Ended June 30,
	2023	2022	September 30, 2021**		2021	2020	2019
Net asset value, beginning of period	$11.73	$10.15	$10.28		$10.35	$10.17	$10.46
Income from Investment Operations:
Net investment income (loss)[1]	0.12	(0.06)	(0.04)		(0.12)	(0.08)	0.01
Net realized and unrealized gain (loss)	0.45	1.64	(0.09)		0.05	0.26	(0.30)
Total from investment operations	0.57	1.58	(0.13)		(0.07)	0.18	(0.29)

Redemption fee proceeds[1]	- [2]	- [2]	-		- [2]	-	-

Net asset value, end of period	$12.30	$11.73	$10.15		$10.28	$10.35	$10.17

Total return[3]	4.86%	15.57%	(1.26	)% [4]	(0.68)%	1.77%	(2.77)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,655	$19,021	$7,493		$9,537	$31,433	$74,525

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5]	4.51%	4.40%	5.11	% [6]	5.72%	4.61%	4.02%
After fees waived and expenses absorbed/recovered[5]	3.70%	3.63%	4.11	% [6]	3.97%	4.09%	3.63%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	0.15%	(1.26)%	(2.42	)% [6]	(2.96)%	(1.36)%	(0.40)%
After fees waived and expenses absorbed/recovered	0.96%	(0.49)%	(1.42	)% [6]	(1.21)%	(0.84)%	(0.01)%

Portfolio turnover rate	127%	42%	15	% [4]	91%	137%	159%

*	Financial information for the year ended June 30, 2019 through March 5, 2021 is for the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund), which was reorganized into the AXS Market Neutral Fund as of the close of business on March 5, 2021. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2021.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 2.25% for the year ended September 30, 2023. For the period ended September 30, 2022 and 2021, the periods ended June 30, 2021, 2020 and 2019, the ratios would have been lowered by 2.18%, 2.66%, 2.52%, 2.64% and 2.19%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Adaptive Plus Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

		For the Period
	For the	September 15, 2022*
	Year Ended	through
	September 30, 2023	September 30, 2022
Net asset value, beginning of period	$10.31	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.16	-	[2]
Net realized and unrealized gain (loss) on investments and purchased options contracts	(0.52)	0.31
Net increase from payment by affiliates (Note 3)	- [2]	-
Total from investment operations	(0.36)	0.31

Less Distributions:
From net investment income	(0.03)	-
Total distributions	(0.03)	-

Net asset value, end of period	$9.92	$10.31

Total return[3]	(3.51)%	3.10	% [4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,383	$11,993

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	2.31%	19.43	% [5]
After fees waived and expenses absorbed/recovered	1.99%	1.99	% [5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.29%	(17.50	)% [5]
After fees waived and expenses absorbed/recovered	1.61%	(0.06	)% [5]

Portfolio turnover rate	-%	-	% [4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund*

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period Ended		For the Year Ended August 31,
	September 30, 2023[1]		2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.13		$15.91	$19.02	$15.74	$21.77	$22.46
Income from Investment Operations:
Net investment income (loss)[2]	0.13		0.49	0.41	0.30	0.68	0.85
Net realized and unrealized gain (loss)	(0.62)		(0.19)	(2.45)	4.06	(5.48)	(0.10)
Total from investment operations	(0.49)		0.30	(2.04)	4.36	(4.80)	0.75

Less Distributions:
From net investment income	(0.13)		(0.64)	(0.42)	(0.57)	(0.90)	(1.08)
From return of capital	(0.13)		(0.44)	(0.65)	(0.51)	(0.33)	(0.36)
Total distributions	(0.26)		(1.08)	(1.07)	(1.08)	(1.23)	(1.44)

Net asset value, end of period	$14.38		$15.13	$15.91	$19.02	$15.74	$21.77

Total return[3]	(3.23	)% [4]	2.81%	(11.15)%	28.78%	(22.43)%	3.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,334		$2,445	$3,509	$7,427	$14,444	$62,963

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5]	2.95	% [6]	2.35%	1.81%	1.65%	1.82%	2.04%
After fees waived and expenses absorbed/recovered[5]	2.45	% [6]	2.23%	1.76%	1.69%	1.80%	2.04%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	10.28	% [6]	3.26%	2.24%	1.80%	3.34%	3.96%
After fees waived and expenses absorbed/recovered	10.78	% [6]	3.38%	2.29%	1.76%	3.36%	3.96%

Portfolio turnover rate	5	% [4]	46%	93%	149%	153%	131%

*	Financial information from August 31, 2019 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Fiscal year end changed to September 30, effective September 1, 2023.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lower by 0.80% for the period ended September 30, 2023. For years ended August 31, 2023, 2022, 2021, 2020, and 2019, the expense ratios would have been lower by 0.58%, 0.17%, 0.08%, 0.25%, and 0.46%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund*

FINANCIAL HIGHLIGHTS

Class D*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period Ended		For the Year Ended August 31,
	September 30, 2023[1]		2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.79		$15.56	$18.66	$15.49	$21.52	$22.23
Income from Investment Operations:
Net investment income (loss)[2]	0.12		0.37	0.27	0.15	0.49	0.73
Net realized and unrealized gain (loss)	(0.61)		(0.16)	(2.40)	4.00	(5.36)	(0.13)
Total from investment operations	(0.49)		0.21	(2.13)	4.15	(4.87)	0.60

Less Distributions:
From net investment income	(0.12)		(0.58)	(0.32)	(0.47)	(0.83)	(0.95)
From return of capital	(0.12)		(0.40)	(0.65)	(0.51)	(0.33)	(0.36)
Total distributions	(0.24)		(0.98)	(0.97)	(0.98)	(1.16)	(1.31)

Net asset value, end of period	$14.06		$14.79	$15.56	$18.66	$15.49	$21.52

Total return[3]	(3.34	)% [4]	2.12%	(11.90)%	27.80%	(22.99)%	3.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,673		$5,936	$7,364	$10,420	$9,626	$17,939

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5]	3.70	% [6]	3.10%	2.56%	2.40%	2.70%	2.80%
After fees waived and expenses absorbed/recovered[5]	3.20	% [6]	2.98%	2.51%	2.43%	2.68%	2.80%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	9.53	% [6]	2.51%	1.49%	0.90%	2.65%	3.43%
After fees waived and expenses absorbed/recovered	10.03	% [6]	2.63%	1.54%	0.88%	2.67%	3.43%

Portfolio turnover rate	5	% [4]	46%	93%	149%	153%	131%

*	Financial information from August 31, 2019 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Fiscal year end changed to September 30, effective September 1, 2023.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lower by 0.80% for the period ended September 30, 2023. For years ended August 31, 2023, 2022, 2021, 2020, and 2019, the expense ratios would have been lower by 0.58%, 0.17%, 0.09%, 0.34%, and 0.52%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Income Opportunities Fund*

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period Ended		For the Year Ended August 31,
	September 30, 2023[1]		2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.19		$15.96	$19.08	$15.78	$21.83	$22.50
Income from Investment Operations:
Net investment income (loss)[2]	0.13		0.53	0.45	0.32	0.67	0.95
Net realized and unrealized gain (loss)	(0.62)		(0.18)	(2.46)	4.10	(5.44)	(0.12)
Total from investment operations	(0.49)		0.35	(2.01)	4.42	(4.77)	0.83

Less Distributions:
From net investment income	(0.14)		(0.67)	(0.46)	(0.61)	(0.95)	(1.14)
From return of capital	(0.13)		(0.45)	(0.65)	(0.51)	(0.33)	(0.36)
Total distributions	(0.27)		(1.12)	(1.11)	(1.12)	(1.28)	(1.50)

Net asset value, end of period	$14.43		$15.19	$15.96	$19.08	$15.78	$21.83

Total return[3]	(3.23	)% [4]	3.16%	(10.97)%	29.12%	(22.22)%	4.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,638		$62,787	$120,093	$181,351	$150,062	$206,355

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered[5]	2.70	% [6]	2.10%	1.56%	1.40%	1.71%	1.79%
After fees waived and expenses absorbed/recovered[5]	2.20	% [6]	1.98%	1.51%	1.43%	1.69%	1.79%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed/recovered	10.53	% [6]	3.51%	2.49%	1.88%	3.65%	4.43%
After fees waived and expenses absorbed/recovered	11.03	% [6]	3.63%	2.53%	1.85%	3.67%	4.43%

Portfolio turnover rate	5	% [4]	46%	93%	149%	153%	131%

*	Financial information from August 31, 2019 through May 13, 2022 is for the Orinda Income Opportunities Fund, which was reorganized into the AXS Income Opportunities Fund as of the close of business on May 13, 2022. See Note 1 in the accompanying Notes to Financial Statements.
[1]	Fiscal year end changed to September 30, effective September 1, 2023.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lower by 0.80% for the period ended September 30, 2023. For years ended August 31, 2023, 2022, 2021, 2020, and 2019, the expense ratios would have been lower by 0.58%, 0.17%, 0.09%, 0.35%, and 0.50%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

AXS Dynamic Opportunities Fund^

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the
	Period Ended		For the Year Ended December 31,
	September 30, 2023 **		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.58		$20.32	$20.67	$17.63	$17.33	$17.71
Income from Investment Operations:
Net investment income (loss) [1]	0.07		(0.13)	(0.25)	(0.30)	(0.20)	(0.25)
Net realized and unrealized gain (loss)	0.08		(2.50)	0.39	4.25	0.56	0.04 [2]
Total from investment operations	0.15		(2.63)	0.14	3.95	0.36	(0.21)

Less Distributions:
From net investment income	-		(1.11)	(0.49)	(0.89)	(0.06)	(0.17)
From return of capital	-		-	- [3]	(0.02)	-	-
Total distributions	-		(1.11)	(0.49)	(0.91)	(0.06)	(0.17)

Redemption fee proceeds [1]	-	[3]	- [3]	- [3]	- [3]	-	- [3]
Net asset value, end of period	$16.73		$16.58	$20.32	$20.67	$17.63	$17.33

Total return [4]	0.90	% [5]	(12.98)%	0.70%	22.37%	2.09%	(1.15)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,787		$2,167	$3,200	$2,609	$3,686	$8,961

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense)[6]:	2.10	% [7]	2.05%	1.94%	2.07%	1.95%	2.04%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):	0.58	% [7]	(0.70)%	(1.18)%	(1.61)%	(1.10)%	(1.37)%

Portfolio turnover rate	649	% [5]	742%	330%	437%	325%	271%

^	With the Plan of Reorganization with respect to the AXS Dynamic Opportunity Fund (formerly, ACM Dynamic Opportunity Fund), Class A shareholders received Class A shares of the AXS Dynamic Opportunity Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Financial information from January 1, 2018 through May 12, 2023 is for the ACM Dynamic Opportunity Fund, which was reorganized into the AXS Dynamic Opportunity Fund as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2023.
[1]	Based on average shares outstanding during the period.
[2]	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations for the year ended December 31, 2018 due to timing of shareholder subscriptions and redemptions relative to fluctuating market values during the year.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.07% for the period ended September 30, 2023. For the years ended December 31, 2022, 2021, 2020, 2019, and 2018, the ratios would have been lowered by 0.08%, 0.06%, 0.10%, 0.02%, and 0.12.%, respectively.
[7]	Annualized.

See accompanying Notes to Financial Statements.

AXS Dynamic Opportunities Fund^

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the
	Period Ended		For the Year Ended December 31,
	September 30, 2023 **		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.88		$20.62	$20.92	$17.82	$17.48	$17.82
Income from Investment Operations:
Net investment income (loss) [1]	0.11		(0.08)	(0.20)	(0.26)	(0.15)	(0.20)
Net realized and unrealized gain (loss)	0.08		(2.55)	0.39	4.27	0.55	0.03 [2]
Total from investment operations	0.19		(2.63)	0.19	4.01	0.40	(0.17)

Less Distributions:
From net investment income	-		(1.11)	(0.49)	(0.89)	(0.06)	(0.17)
From return of capital	-		-	- [3]	(0.02)	-	-
Total distributions	-		(1.11)	(0.49)	(0.91)	(0.06)	(0.17)

Redemption fee proceeds [1]	-	[3]	- [3]	- [3]	- [3]	- [3]	- [3]
Net asset value, end of period	$17.07		$16.88	$20.62	$20.92	$17.82	$17.48

Total return [4]	1.13	% [5]	(12.79)%	0.93%	22.47%	2.30%	(0.92)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,402		$76,514	$101,977	$83,874	$70,270	$77,999

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense)[6]:	1.85	% [7]	1.80%	1.69%	1.82%	1.70%	1.79%
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):	0.83	% [7]	(0.42)%	(0.93)%	(1.36)%	(0.85)%	(1.12)%

Portfolio turnover rate	649	% [5]	742%	330%	437%	325%	271%

^	With the Plan of Reorganization with respect to the AXS Dynamic Opportunity Fund (formerly, ACM Dynamic Opportunity Fund), Class I shareholders received Class I shares of the AXS Dynamic Opportunity Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Financial information from January 1, 2018 through May 12, 2023 is for the ACM Dynamic Opportunity Fund, which was reorganized into the AXS Dynamic Opportunity Fund as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2023.
[1]	Based on average shares outstanding during the period.
[2]	Net realized and unrealized gain on investments does not accord with the net amount reported in the Statements of Operations for the year ended December 31, 2018 due to timing of shareholder subscriptions and redemptions relative to fluctuating market values during the year.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.07% for the period ended September 30, 2023. For the years ended December 31, 2022, 2021, 2020, 2019, and 2018, the ratios would have been lowered by 0.08%, 0.06%, 0.10%, 0.02%, and 0.12%, respectively.
[7]	Annualized.

See accompanying Notes to Financial Statements.

AXS Tactical Income Fund^

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the
	Period Ended		For the Year Ended December 31,
	September 30, 2023 **		2022	2021	2020		2019***
Net asset value, beginning of period	$9.11		$10.12	$10.54	$10.13		$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.36		0.21	0.38	0.34		0.48
Net realized and unrealized gain (loss)	(0.43)		(1.00)	(0.44)	0.34		0.03	[2]
Total from investment operations	(0.07)		(0.79)	(0.06)	0.68		0.51

Less Distributions:
From net investment income	(0.35)		(0.22)	(0.36)	(0.28)		(0.37)
Return of capital	-		-	- [3]	(0.01)		(0.01)
Total distributions	(0.35)		(0.22)	(0.36)	(0.29)		(0.38)

Redemption fee proceeds [1]	0.01		- [3]	- [3]	0.02		-	[3]
Net asset value, end of period	$8.70		$9.11	$10.12	$10.54		$10.13

Total return [4]	(0.64	)% [5]	(7.89)%	(0.61)%	7.01%		5.13	% [5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,654		$2,142	$3,958	$3,887		$1,272

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.93	% [6]	1.83%	1.76%	1.82%		2.35	% [6,7]
After fees waived and expenses absorbed/recovered	1.93	% [6]	1.83%	1.76%	1.86	% [8]	2.25	% [6,7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	5.25	% [6]	2.11%	3.65%	3.35%		4.98	% [6]
After fees waived and expenses absorbed/recovered	5.25	% [6]	2.11%	3.65%	3.31%		5.08	% [6]

Portfolio turnover rate	612	% [5]	894%	555%	478%		645	% [5]

^	With the Plan of Reorganization with respect to the AXS Tactical Income Fund (formerly, ACM Tactical Income Fund), Class A shareholders received Class A shares of the AXS Tactical Income Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Financial information from January 2, 2019 through May 12, 2023 is for the ACM Tactical Income Fund, which was reorganized into the AXS Tactical Income Fund as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2023.
***	The Fund commenced operations on January 2, 2019.
[1]	Based on average shares outstanding during the period.
[2]	The amount of net realized and unrealized gain on investment per share for the period ended December 31, 2019 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes less than 0.01% of interest expense.
[8]	Includes recapture of 0.04% during the year.

See accompanying Notes to Financial Statements.

AXS Tactical Income Fund^

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the
	Period Ended		For the Year Ended December 31,
	September 30, 2023 **		2022	2021	2020		2019***
Net asset value, beginning of period	$9.11		$10.12	$10.54	$10.13		$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.37		0.23	0.42	0.37		0.48
Net realized and unrealized gain (loss)	(0.40)		(1.00)	(0.45)	0.33		0.05	[2]
Total from investment operations	(0.03)		(0.77)	(0.03)	0.70		0.53

Less Distributions:
From net investment income	(0.38)		(0.24)	(0.39)	(0.30)		(0.39)
Return of capital	-		-	- [3]	(0.01)		(0.01)
Total distributions	(0.38)		(0.24)	(0.39)	(0.31)		(0.40)

Redemption fee proceeds [1]	-	[3]	- [3]	- [3]	0.02		-	[3]
Net asset value, end of period	$8.70		$9.11	$10.12	$10.54		$10.13

Total return [4]	(0.35	)% [5]	(7.66)%	(0.36)%	7.26%		5.35	% [5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,848		$41,526	$62,146	$43,420		$19,215

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.68	% [6]	1.58%	1.51%	1.57%		2.10	% [6,7]
After fees waived and expenses absorbed/recovered	1.68	% [6]	1.58%	1.51%	1.61	% [8]	2.00	% [6,7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	5.50	% [6]	2.42%	4.04%	3.60%		4.73	% [6]
After fees waived and expenses absorbed/recovered	5.50	% [6]	2.42%	4.04%	3.56%		4.83	% [6]

Portfolio turnover rate	612	% [5]	894%	555%	478%		645	% [5]

^	With the Plan of Reorganization with respect to the AXS Tactical Income Fund (formerly, ACM Tactical Income Fund), Class I shareholders received Class I shares of the AXS Tactical Income Fund effective as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
*	Financial information from January 2, 2019 through May 12, 2023 is for the ACM Tactical Income Fund, which was reorganized into the AXS Tactical Income Fund as of the close of business on May 12, 2023. See Note 1 in the accompanying Notes to Financial Statements.
**	Fiscal year end changed to September 30, effective July 1, 2023.
***	The Fund commenced operations on January 2, 2019.
[1]	Based on average shares outstanding during the period.
[2]	The amount of net realized and unrealized gain on investment per share for the period ended December 31, 2019 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower/higher had expenses not been waived and absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes less than 0.01% of interest expense.
[8]	Includes recapture of 0.04% during the year.

See accompanying Notes to Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.78	$12.21	$9.42	$11.26	$12.54
Income from Investment Operations:
Net investment income (loss)[1]	0.13	(0.18)	(0.20)	(0.02)	0.03
Net realized and unrealized gain (loss)	(0.46)	2.82	2.99	(1.45)	(1.21)
Total from investment operations	(0.33)	2.64	2.79	(1.47)	(1.18)

Less Distributions:
From net investment income	(0.16)	(2.07)	-	(0.37)	(0.05)
From net realized gain	-	-	-	-	(0.05)
Total distributions	(0.16)	(2.07)	-	(0.37)	(0.10)

Net increase from payment by affiliates	-	-	-	0.00 [2,3]	-

Net asset value, end of period	$12.29	$12.78	$12.21	$9.42	$11.26

Total return[4]	(2.50)%	26.21%	29.62%	(13.31)%	(9.40)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,963	$8,859	$3,799	$3,376	$5,048

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.54%	2.60%	3.36%	2.35%	2.24%
After fees waived and expenses absorbed[5]	2.10%	2.10%	2.10%	2.12%	2.10%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.61%	(1.97)%	(2.96)%	(0.44)%	0.11%
After fees waived and expenses absorbed	1.05%	(1.47)%	(1.70)%	(0.21)%	0.25%

Portfolio turnover rate	0%	0%	0%	0%	36%

*	Financial information from November 8, 2019 and prior is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	The Advisor reimbursed the Fund $457 for losses from a trade error. The payment had no impact to the total return.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which will not apply on sales of $1 million or more. If the sales charge was included total returns would be lower.
[5]	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0%, 0%, 0%, 0.02% and 0% for years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.

See accompanying Notes to Consolidated Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$12.95	$12.34	$9.50	$11.35	$12.65
Income from Investment Operations:
Net investment income (loss)[1]	0.16	(0.15)	(0.17)	- [2]	0.05
Net realized and unrealized gain (loss)	(0.47)	2.86	3.01	(1.45)	(1.22)
Total from investment operations	(0.31)	2.71	2.84	(1.45)	(1.17)

Less Distributions:
From net investment income	(0.19)	(2.10)	-	(0.40)	(0.08)
From net realized gain	-	-	-	-	(0.05)
Total distributions	(0.19)	(2.10)	-	(0.40)	(0.13)

Net increase from payment by affiliates	-	-	-	0.00 [2,3]	-

Net asset value, end of period	$12.45	$12.95	$12.34	$9.50	$11.35

Total return[4]	(2.35)%	26.58%	29.89%	(13.07)%	(9.23)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$41,683	$45,656	$14,723	$11,955	$90,105

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	2.29%	2.35%	3.11%	2.10%	1.98%
After fees waived and expenses absorbed[5]	1.85%	1.85%	1.85%	1.87%	1.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.86%	(1.72)%	(2.71)%	(0.19)%	0.36%
After fees waived and expenses absorbed	1.30%	(1.22)%	(1.45)%	0.04%	0.49%

Portfolio turnover rate	0%	0%	0%	0%	36%

*	Financial information from November 8, 2019 and prior is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	The Advisor reimbursed the Fund $457 for losses from a trade error. The payment had no impact to the total return.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0%, 0%, 0%, 0.02% and 0% for years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.

See accompanying Notes to Consolidated Financial Statements.

AXS Chesapeake Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class C*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$13.47	$11.85	$9.21	$10.98	$12.26
Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.28)	(0.27)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	(0.48)	2.99	2.91	(1.41)	(1.18)
Total from investment operations	(0.44)	2.71	2.64	(1.51)	(1.23)

Less Distributions:
From net investment income	(0.10)	(1.09)	-	(0.26)	-
From net realized gain	-	-	-	-	(0.05)
Total distributions	(0.10)	(1.09)	-	(0.26)	(0.05)

Net increase from payment by affiliates	-	-	-	0.00 [2,3]	-

Net asset value, end of period	$12.93	$13.47	$11.85	$9.21	$10.98

Total return[4]	(3.27)%	25.24%	28.66%	(13.96)%	(10.04)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,496	$6,412	$271	$309	$592

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[5]	3.29%	3.35%	4.11%	3.10%	2.99%
After fees waived and expenses absorbed[5]	2.85%	2.85%	2.85%	2.87%	2.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.14)%	(2.72)%	(3.71)%	(1.19)%	(0.63)%
After fees waived and expenses absorbed	0.30%	(2.22)%	(2.45)%	(0.96)%	(0.49)%

Portfolio turnover rate	0%	0%	0%	0%	36%

*	Financial information from November 8, 2019 and prior is for the Equinox Chesapeake Strategy Fund, which was reorganized into the AXS Chesapeake Strategy Fund as of the close of business on November 8, 2019. See Note 1 in the accompanying Notes to Consolidated Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]	The Advisor reimbursed the Fund $457 for losses from a trade error. The payment had no impact to the total return.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	If reorganizational costs and interest expense had been excluded, the expense ratios would have been lower by 0%, 0%, 0%, 0.02% and 0% for years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.

See accompanying Notes to Consolidated Financial Statements.

AXS Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Note 1 – Organization

AXS Multi-Strategy Alternatives Fund (the “Multi-Strategy Alternatives Fund”), AXS Sustainable Income Fund (the “Sustainable Income Fund”), AXS Thomson Reuters Venture Capital Return Tracker Fund (the “Thomson Reuters Venture Capital Return Tracker Fund”), AXS Merger Fund (the “Merger Fund”), AXS Alternative Value Fund (the “Alternative Value Fund”), AXS Market Neutral Fund (the “Market Neutral Fund”), AXS Adaptive Plus Fund (the “Adaptive Plus Fund”), AXS Income Opportunities Fund (the “Income Opportunities Fund”), AXS Dynamic Opportunity Fund (the “Dynamic Opportunity Fund”) and AXS Tactical Income Fund (the “Tactical Income Fund”) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, other than the Merger Fund and the Adaptive Plus Fund, are diversified funds. The Merger Fund and the Adaptive Plus Fund are non-diversified funds.

The Multi-Strategy Alternatives Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk. Effective May 1, 2020, the Multi-Strategy Alternatives Fund changed fiscal year end from April 30 to September 30.

The Multi-Strategy Alternatives Fund commenced investment operations on October 21, 2019 with Investor Class (previously R-1 Class Shares) and Class I shares. Prior to that date, the Multi-Strategy Alternatives Fund acquired the assets and assumed the liabilities of the KCM Macro Trends Fund (the “Multi-Strategy Alternatives Predecessor Fund”), a series of Northern Lights Fund Trust, which offered two classes of shares, Investor Class (previously R-1 Class Shares) and Institutional Class, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trusts Board on June 14, 2019, by the Board of Northern Lights Fund Trust on June 17, 2019, and by beneficial owners of the Multi-Strategy Alternatives Predecessor Fund on October 17, 2019. The tax-free reorganization was accomplished on October 18, 2019. Upon closing of the Plan of Reorganization, Institutional Class shares were designated to Class I shares. As a result of the reorganization, the Multi-Strategy Alternatives Fund assumed the performance and accounting history of the Multi-Strategy Alternatives Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Multi-Strategy Alternatives Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Multi-Strategy Alternatives Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class*	7,643,433	$84,119,077
Class I	67,002	740,865

*Previously R-1 Class Shares.

The net unrealized appreciation of investments transferred was $2,594,449 as of the date of the acquisition.

The Multi-Strategy Alternatives Fund acquired the assets and assumed the liabilities of the Good Harbor Tactical Select Fund (the “Multi-Strategy Alternatives Predecessor Fund”), a series of Northern Lights Fund Trust III, which offered three classes of shares, Class A, Class C and Class I, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trusts Board on January 20, 2022, by the Board of Northern Lights Fund Trust on August 26, 2021, and by beneficial owners of the Multi-Strategy Alternatives Predecessor Fund on May 18, 2022. The tax-free reorganization was accomplished on June 3, 2022. Upon closing of the Plan of Reorganization, Class A and C shares were designated to Investor shares.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Multi-Strategy Alternatives Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class*	901,427	$9,738,840
Class I	410,906	4,467,783

*Previously R-1 Class Shares.

The net unrealized appreciation of investments transferred was $194,738 as of the date of the acquisition.

The Sustainable Income Fund’s investment objective is to seek to generate current income.

The Sustainable Income Fund commenced investment operations on October 19, 2020 with Class I shares. Prior to that date, its only activity was a transfer of 101,960 newly issued shares of the Fund’s Class I in exchange for the net assets of the SKY Harbor Short Duration High Yield Partners, LP, a Delaware limited liability company (the “Company”) valued at $1,019,596. This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $946,696 (identified cost of investments transferred were $951,387), totaling $1,019,596. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Thomson Reuters Venture Capital Return Tracker Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies. The Fund’s current benchmark is the Thomson Reuters Venture Capital Index.

The Thomson Reuters Venture Capital Return Tracker Fund commenced investment operations on November 23, 2020 with Class A shares, Class C shares, and Class I shares. Prior to that date, the Thomson Reuters Venture Capital Return Tracker Fund acquired the assets and assumed the liabilities of the Leland Thomson Reuters Venture Capital Index Fund (the ” Thomson Reuters Venture Capital Return Tracker Predecessor Fund”), a series of Northern Lights Fund Trust III, which offered three classes of shares, Class A shares, Class C shares, and Class I shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on August 6, 2020, by the Board of Northern Lights Fund Trust III on August 5, 2020, and by beneficial owners of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund on November 18, 2020. The tax-free reorganization was accomplished on November 20, 2020. As a result of the reorganization, the Thomson Reuters Venture Capital Return Tracker Fund assumed the performance and accounting history of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	2,543,961	$81,237,729
Class C	382,538	11,745,929
Class I	4,326,594	139,556,985

The net unrealized appreciation of investments transferred was $64,795,988 as of the date of the acquisition.

The Merger Fund’s investment objective seeks to achieve positive risk-adjusted returns with less volatility than in the equity markets. Effective January 1, 2021, the Merger Fund changed fiscal year end from December 31 to September 30.

The Merger Fund commenced investment operations on January 25, 2021 with Investor Class shares and Class I shares. Prior to that date, the Merger Fund acquired the assets and assumed the liabilities of the Kellner Merger Fund (the “Merger Predecessor Fund”), a series of Advisors Series Trust, which offered two classes of shares, Investor Class shares and Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of Advisors Series Trust on October 23, 2020, and by beneficial owners of the Merger Predecessor Fund on January 15, 2021. The tax-free reorganization was accomplished on January 22, 2021. As a result of the reorganization, the Merger Fund assumed the performance and accounting history of the Merger Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Merger Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Merger Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	158,344	$1,639,685
Class I	9,122,919	$97,119,730

The net unrealized appreciation of investments transferred was $372,944 as of the date of the acquisition.

The Alternative Value Fund’s investment objective is to seek long-term growth of capital. Effective July 1, 2021, the Alternative Value Fund changed fiscal year end from June 30 to September 30.

The Alternative Value Fund commenced investment operations on March 8, 2021 with Class I shares and Investor Class shares. Prior to that date, the Alternative Value Fund acquired the assets and assumed the liabilities of the AXS Alternative Value Fund (formerly, Cognios Large Cap Value Fund) (the “Alternative Value Predecessor Fund”), a series of M3Sixty Funds Trust, which offered two classes of shares, Investor Class shares and Institutional Class shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of M3Sixty Funds Trust on October 20, 2020, and by beneficial owners of the Alternative Value Predecessor Fund on February 26, 2021. The tax-free reorganization was accomplished on March 5, 2021. As a result of the reorganization, the Alternative Value Fund assumed the performance and accounting history of the Alternative Value Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Alternative Value Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Alternative Value Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	53,742	$497,821
Institutional Class	65,608	$606,912

The net unrealized appreciation of investments transferred was $143,049 as of the date of the acquisition.

The Market Neutral Fund’s investment objective is to seek long-term growth of capital independent of stock market direction. Effective July 1, 2021, the Market Neutral Fund changed fiscal year end from June 30 to September 30.

The Market Neutral Fund commenced investment operations on March 8, 2021 with Class I shares and Investor Class shares. Prior to that date, the Market Neutral Fund acquired the assets and assumed the liabilities of the AXS Market Neutral Fund (formerly, Cognios Market Neutral Large Cap Fund) (the “Market Neutral Predecessor Fund”), a series of M3Sixty Funds Trust, which offered two class of shares, Investor Class shares and Institutional Class shares in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 20, 2020, by the Board of M3Sixty Funds Trust on October 20, 2020, and by beneficial owners of the Market Neutral Predecessor Fund on March 3, 2021. The tax-free reorganization was accomplished on March 5, 2021. As a result of the reorganization, the Market Neutral Fund assumed the performance and accounting history of the Market Neutral Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Market Neutral Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Market Neutral Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Investor Class	246,342	$2,334,398
Institutional Class	1,189,884	$11,511,835

The net unrealized appreciation of investments transferred was $735,813 as of the date of the acquisition.

The Adaptive Plus Fund’s investment objective is to seek capital appreciation in rising and falling U.S. equity markets. The Adaptive Plus Fund currently offers one class of shares, Class I. Investor Class Shares are not currently available. The Fund’s Class I shares commenced operations on September 15, 2022.

The Income Opportunities Fund’s investment objective is to seek to maximize current income with potential for modest growth capital. Effective September 1, 2023, the Income Opportunities Fund changed fiscal year end from August 31 to September 30.

The Income Opportunities Fund commenced investment operations on May 16, 2022 with Class A shares, Class D Shares and Class I shares. Prior to that date, the Income Opportunities Fund acquired the assets and assumed the liabilities of the Orinda Income Opportunities Fund (the “Income Opportunities Predecessor Fund”), a series of the RBB Fund, Inc., which offered three class of shares, Class A, Class D, and Class I shares. On May 6, 2022, beneficial owners of the Income Opportunities Predecessor Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Income Opportunities Fund. The Plan of Reorganization was approved by the Trust’s Board on January 20, 2022 and by the RBB Fund, Inc. Board on January 20, 2022. The tax-free reorganization was accomplished on May 13, 2022. As a result of the reorganization, the Income Opportunities Fund assumed the performance and accounting history of the Income Opportunities Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Income Opportunities Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Income Opportunities Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	288,994	$4,713,613
Class D	500,841	7,997,228
Class I	7,682,748	125,743,540

The net unrealized depreciation of investments transferred was $14,736,986 as of the date of the acquisition.

The Dynamic Opportunity Fund’s investment objective is to seek long-term capital appreciation with a short-term focus on capital preservation. Effective July 1, 2023, the Dynamic Opportunity Fund changed fiscal year and tax year ends from December 31 to September 30.

The Dynamic Opportunity Fund commenced investment operations on May 15, 2023 with Class A and Class I shares. Prior to that date, the Dynamic Opportunity Fund acquired the assets and assumed the liabilities of the ACM Dynamic Opportunity Fund (the “AXS Dynamic Opportunity Predecessor Fund”), a series of Northern Lights Fund Trust III, which offered two classes of shares, Class A and Class I shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on February 2, 2023, by the Board of Northern Lights Fund Trust III on January 23, 2023, and by beneficial owners of the AXS Dynamic Opportunity Predecessor Fund on May 10, 2023. The tax-free reorganization was accomplished on May 12, 2023. As a result of the reorganization, the Dynamic Opportunity Fund assumed the performance and accounting history of the AXS Dynamic Opportunity Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the AXS Dynamic Opportunity Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the AXS Dynamic Opportunity Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	116,630	$1,881,167
Class I	3,939,339	64,761,951

The net unrealized appreciation of investments transferred was $7,284,210 as of the date of the acquisition.

The Tactical Income Fund’s investment objective is to seek to generate income, with capital preservation as a secondary objective. Effective July 1, 2023, the Tactical Income Fund changed fiscal and tax year ends from December 31 to September 30.

The Tactical Income Fund commenced investment operations on May 15, 2023 with Class A and Class I shares. Prior to that date, the Tactical Income Fund acquired the assets and assumed the liabilities of the ACM Tactical Income Fund (the “AXS Tactical Income Predecessor Fund”), a series of Northern Lights Fund Trust III, which offered two classes of shares, Class A and Class I shares, in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on February 2, 2023, by the Board of Northern Lights Fund Trust III on January 23, 2023, and by beneficial owners of the AXS Tactical Income Predecessor Fund on May 5, 2023. The tax-free reorganization was accomplished on May 12, 2023. As a result of the reorganization, the Tactical Income Fund assumed the performance and accounting history of the AXS Tactical Income Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the AXS Tactical Income Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the AXS Tactical Income Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	236,949	$2,120,926
Class I	4,507,040	40,364,152

The net unrealized appreciation of investments transferred was $133,691 as of the date of the acquisition.

The shares of each class of each Fund (other than the Sustainable Income Fund which currently only offers one class of shares) represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Exchange-Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Equity Swaps (Total Return Swaps)

The Multi-Strategy Alternatives Fund and Thomson Reuters Venture Capital Return Tracker Fund may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Funds on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. When the Funds enter into a “long” equity swap, the counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Funds’ return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Funds on the notional amount. Alternatively, when the Funds enter into a “short” equity swap, the counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Funds sold a particular referenced security or securities short, less the dividend expense that the Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had they been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Funds are contractually obligated to make. If the other party to an equity swap defaults, the Funds’ risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any. The Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Funds’ current obligations.

Equity swaps are derivatives and their value can be very volatile. The Funds may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Advisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Funds may suffer a loss, which may be substantial. As of September 30, 2023, open swap agreements are shown in the Schedules of Investments.

(e) Real Estate Investment Trusts (“REITs”)

The Income Opportunities Fund has made certain investments in REITS which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

(f) Short Sales

Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options

The Funds may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Tax

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2023, and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid at least annually, except for the Sustainable Income Fund and the Income Opportunities Fund, which will distribute net investment income, if any, quarterly and the Tactical Income Fund, which will distribute net investment income, if any, monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(k) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Funds exceed 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay twice a month investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Fund	Investment Advisory Fees	Investment Advisory Fees Tier 2		Investment Advisory Fees Tier 3
Multi-Strategy Alternatives Fund	1.00%	-		-
Sustainable Income Fund	0.70%	-		-
Thomson Reuters Venture Capital Return Tracker Fund	1.25%	-		-
Merger Fund	1.25%*	1.125	%**	1.00	%***
Alternative Value Fund	0.65%	-		-
Market Neutral Fund	1.40%	-		-
Adaptive Plus Fund	1.50%	-		-
Income Opportunities Fund	1.00%	-		-
Dynamic Opportunity Fund	1.25%	-		-
Tactical Income Fund	1.00%	-		-

*Fund’s average daily net assets up to $2 billion.

**Fund’s average daily net assets between $2 billion and $4 billion.

***Fund’s average daily net assets in excess of $4 billion.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

These agreements are in effect until January 31, 2024 for the Multi-Strategy Alternatives Fund, the Sustainable Income Fund, the Thomson Reuters Venture Capital Return Tracker Fund, the Merger Fund, the Alternative Value Fund, the Market Neutral Fund and the Adaptive Plus Fund, May 13, 2024 for the Income Opportunities Fund and May 12, 2025 for the Dynamic Opportunity Fund and the Tactical Income Fund and they may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class:

	Total Limit on Annual
	Operating Expenses
	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Investor Class Shares
Multi-Strategy Alternatives Fund	-	-	-	1.51%	1.68%
Sustainable Income Fund	-	-	-	0.99%	-
Thomson Reuters Venture Capital Return Tracker Fund	1.75%	2.50%	-	1.50%	-
Merger Fund	-	-	-	1.50%	1.75%
Alternative Value Fund	-	-	-	0.85%	1.10%
Market Neutral Fund	-	-	-	1.45%	1.70%
Adaptive Plus Fund	-	-	-	1.99%	-
Income Opportunities Fund	1.65%	-	2.40%	1.40%	-
Dynamic Opportunity Fund	2.40%	-	-	2.15%	-
Tactical Income Fund	2.25%	-	-	2.00%	-

The Advisor has engaged Green Alpha Advisors, LLC (“Green Alpha”) and Uniplan Investment Counsel, Inc. (“Uniplan”) as Sub-Advisors, to manage the Sustainable Income Fund’s overall investment program, and pays Green Alpha and Uniplan from its advisory fees.

The Advisor has engaged Kellner Management, L.P. (“Kellner”) to manage the Merger Fund’s overall investment program and pays Kellner from its advisory fees. The Advisor has engaged Quantitative Value Technologies, LLC d/b/a Cognios Capital (the “Cognios”) to manage the Alternative Value Fund and the Market Neutral Fund and pays Cognios from its advisory fees.

Prior to the close of business on October 18, 2019, investment advisory services were provided to the Multi-Strategy Alternatives Predecessor Fund by Kerns Capital Management, Inc., which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Multi-Strategy Alternatives Predecessor Fund. The investment advisory fees, which were computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Prior to the close of business on November 20, 2020, investment advisory services were provided to the Thomson Reuters Venture Capital Return Tracker Predecessor Fund by Good Harbor Financial, LLC (“Good Harbor”) which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Thomson Reuters Venture Capital Return Tracker Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 1.25% of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund’s average daily net assets. Good Harbor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of Class A, Class C, and Class I shares, respectively, of the Thomson Reuters Venture Capital Return Tracker Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Prior to the close of business on May 12, 2023, investment advisory services were provided to the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund by Ascendant Capital Management, LLC (“Ascendant”) for the period January 1, 2023 through May 12, 2023, which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the AXS Dynamic Opportunity Predecessor Fund and the AXS Tactical Income Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 1.25% of the AXS Dynamic Opportunity Predecessor Fund’s average daily net assets and 1.00% of the AXS Tactical Income Predecessor Fund’s average daily net assets. Ascendant had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.40% and 2.15% of the average daily net assets of Class A shares and Class I shares, respectively, of the AXS Dynamic Opportunity Predecessor Fund and do not exceed 2.25% and 2.00% of the average daily net assets of Class A shares and Class I shares, respectively, of the AXS Tactical Income Predecessor Fund.

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if each Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to each Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from each Fund if the reimbursement will not cause each Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statements of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Multi-Strategy Alternatives Fund	Sustainable Income Fund	Thomson Reuters Venture Capital Return Tracker Fund
September 30, 2024	$105,332	$53,753	$148,438
September 30, 2025	84,473	150,675	746,554
September 30, 2026	132,804	84,939	243,172
Total	$322,609	$289,367	$1,138,164

	Merger Fund	Alternative Value Fund	Market Neutral Fund
June 30, 2024	$-	$204,502	$255,480
September 30, 2024	91,243	22,808	27,485
September 30, 2025	194,688	72,072	106,381
September 30, 2026	202,747	139,882	188,797
Total	$488,678	$439,264	$578,143

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

	Adaptive Plus Fund	Income Opportunities Fund
August 31, 2025	$-	$89,686
August 31, 2026	-	117,609
September 30, 2025	23,459	-
September 30, 2026	68,537	28,256
Total	$91,996	$235,551

Good Harbor is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Good Harbor to the Thomson Reuters Venture Capital Return Tracker Predecessor Fund prior to reorganization on November 20, 2020, for a period ending three years after the date of the waiver of payment. This reimbursement may be requested from the Thomson Reuters Venture Capital Return Tracker Fund if the reimbursement will not cause the Thomson Reuters Venture Capital Return Tracker Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Reimbursements of fees waived, or payments made will be made on a “first in, first out” basis so that the oldest fees waived, or payments are satisfied first. Any reimbursement of fees waived, or payments made by Good Harbor to the Thomson Reuters Venture Capital Return Tracker Predecessor Fund prior to the reorganization must be approved by the Trust’s Board of Trustees. Good Harbor may recapture all or a portion of this amount no later than September 30 of the years stated below for the Thomson Reuters Venture Capital Return Tracker Fund:

Thomson Reuters Venture Capital Return Tracker Fund
2024	$98,415
Total	$98,415

During the period ended September 30, 2022, a service provider reimbursed the Thomson Reuters Venture Capital Return Tracker Fund $8,347 for losses from a pricing error. This amount is reported on the Thomson Reuters Venture Capital Return Tracker Fund’s Statements of Operations and Statements of Changes under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

During the year ended September 30, 2023, a service provider reimbursed the Adaptive Plus Fund $389 for losses from a shareholder trade. This amount is reported on the Adaptive Plus Fund’s Statement of Operations and Statements of Changes under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

Prior to the close of business on January 22, 2021, investment advisory services were provided to the Merger Predecessor Fund by Kellner, which received investment management fees for its services pursuant to the terms of the investment advisory agreements for the Merger Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 1.25% of the Merger Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion. The Merger Predecessor’s advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Merger Predecessor Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Rule 12b-1 fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Kellner is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Kellner to the Merger Predecessor Fund prior to the Merger Predecessor Fund’s reorganization on January 22, 2021, for a period ending three years after the date of the waiver of payment. This reimbursement may be requested from the Merger Fund if the reimbursement will not cause the Merger Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Reimbursements of fees waived, or payments made will be made on a “first in, first out” basis so that the oldest fees waived, or payments are satisfied first. Any reimbursement of fees waived, or payments made by Kellner to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees. Kellner may recapture all or a portion of this amount no later than the dates stated below:

December 31, 2023	$53,286
January 31, 2024	24,404
Total	$77,690

Prior to the close of business on March 5, 2021, investment advisory services were provided to the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund by Cognios for the period July 1, 2020 through November 30, 2020, and by AXS Investments LLC for the period December 1, 2020 through March 5, 2021, which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Alternative Value Predecessor Fund and the Market Neutral Predecessor Fund. The investment advisory fees were computed and accrued daily and paid monthly at an annual rate of 0.65% of the Alternative Value Predecessor Fund’s average daily net assets and 1.40% of the Market Neutral Predecessor Fund’s average daily net assets. Cognios and AXS Investments LLC had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% and 0.85% of the average daily net assets of Investor Class and Institutional Class shares, respectively, of the Alternative Value Predecessor Fund and do not exceed 1.70% and 1.45% of the average daily net assets of Investor Class and Institutional Class shares, respectively, of the Market Neutral Predecessor Fund.

Cognios is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by Cognios to the Alternative Value Predecessor Fund and the Market Neutral Predecessor Fund prior to the reorganization on March 5, 2021, for a period ending three years after the date of the waiver of payment Such reimbursement may be requested from each Fund if the reimbursement will not cause the Fund’s annual expense ratios to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursements. Reimbursements of fees waived, or payments made will be made on a “first in, first out” basis so that the oldest fees waived, or payments are satisfied first. Any reimbursements of fees waived, or payments made by Cognios to the Alternative Value Predecessor Fund and Market Neutral Predecessor Fund prior to the reorganization must be approved by the Trust’s Board of Trustees. Cognios may recapture all or a portion of this amount no later than June 30 of the years stated below:

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

	Alternative Value Fund	Market Neutral Fund
2024	$85,816	$130,522
Total	$85,816	$130,522

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the periods ended September 30, 2023, are reported on the Statements of Operations. For the period May 13, 2023 to September 30, 2023, the Dynamic Opportunity Fund and Tactical Income Fund paid UMBFS $46,310 and $29,917 and UMB Bank, N.A. $711 and $2,993, respectively.

Prior to the close of business on May 12, 2023, Ultimus Fund Solutions, LLC (“UFS”) served as the administrator, fund accountant, and transfer agent to the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund and US Bancorp Investments, Inc. served as the Custodian to the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund. For the period January 1, 2023 to May 12, 2023, the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund paid UFS $65,599 and $47,688 and US Bancorp Investments, Inc. $3,798 and $3,212, respectively.

ALPS Distributors, Inc. serves as the Funds’ Distributor (the “Distributor”). Prior to January 1, 2023, IMST Distributors, LLC served as the Funds’ Distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution related services. Prior to the close of business on May 12, 2023, Northern Lights Distributors, LLC served as distributor to the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund.

For the period May 13, 2023 to September 30, 2023, the Dynamic Opportunity Fund and Tactical Income Fund paid their Trustees who are not affiliated with the Funds $7,820 and $7,077 respectively. For the period January 1, 2023 to May 12, 2023, the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund paid its Trustees who are not affiliated with the Funds $5,244 and $5,235, respectively.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended September 30, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. The amount shown as “Fees paid indirectly” on the Statements of Operations is a portion of the Trustees fees paid by the Trust’s Co-Administrators.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Funds until distributed in accordance with the Plan.  The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statements of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation (depreciation) and income are included in the Trustees’ fees and expenses in the Statements of Operations.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. For the period May 13, 2023 to September 30, 2023, the Dynamic Opportunity Fund and Tactical Income Fund paid the CCO $1,615 and $2,318, respectively. Prior to the close of business on May 12, 2023, Northern Lights Compliance Services, LLC (“NLCS”) served as the CCO to the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund. For the period January 1, 2023 to May 12, 2022, the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund paid the CCO $6,324 and $4,980, respectively. The Funds’ allocated fees incurred for CCO services for the periods ended September 30, 2023, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At September 30, 2023, gross unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes were as follows:

	Multi-Strategy Alternatives Fund	Sustainable Income Fund	Thomson Reuters Venture Capital Return Tracker Fund
Cost of investments	$15,881,186	$3,326,965	$105,524,842

Gross unrealized appreciation	$788,396	$12,519	$15,226,956
Gross unrealized depreciation	(567,325)	(146,598)	(12,045,092)
Net unrealized appreciation (depreciation) on investments	$221,071	$(134,079)	$3,181,864

	Merger Fund	Alternative Value Fund	Market Neutral Fund
Cost of investments	$26,648,909	$16,263,738	$6,410,164

Gross unrealized appreciation	$1,262,885	$931,543	$3,258,088
Gross unrealized depreciation	(882,383)	(1,354,847)	(2,810,138)
Net unrealized appreciation (depreciation) on investments	$380,502	$(423,304)	$447,950

	Adaptive Plus Fund	Income Opportunities Fund	Dynamic Opportunity Fund
Cost of investments	$33,156,428	$86,279,323	$50,174,937

Gross unrealized appreciation	$19,665	$4,945,595	$5,456,106
Gross unrealized depreciation	(1,305,251)	(15,975,154)	(1,307,142)
Net unrealized appreciation (depreciation) on investments	$(1,285,586)	$(11,029,559)	$4,148,964

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Tactical Income Fund
Cost of investments	$44,696,374

Gross unrealized appreciation	$190,976
Gross unrealized depreciation	(1,131,045)
Net unrealized appreciation (depreciation) on investments	$(940,069)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Multi-Strategy Alternatives Fund	$983	$(983)
Sustainable Income Fund	(43)	43
Thomson Reuters Venture Capital Return Tracker Fund	(648,225)	648,225
Merger Fund	9,677	(9,677)
Alternative Value Fund	18,177	(18,177)
Market Neutral Fund	(10,832)	10,832
Adaptive Plus Fund	(167)	167
Income Opportunities Fund	-	-
Dynamic Opportunity Fund	-	-
Tactical Income Fund	(12,894)	12,894

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The tax basis of the components of distributable net earnings (accumulated deficit) at September 30, 2023 were as follows:

	Multi-Strategy Alternatives Fund	Sustainable Income Fund	Thomson Reuters Venture Capital Return Tracker Fund
Undistributed ordinary income	$65,512	$-	$-
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	65,512	-	-

Accumulated capital and other losses	(1,278,691)	(582,227)	(121,865,391)
Unrealized appreciation (depreciation) on investments	221,071	(134,079)	3,181,864
Unrealized appreciation (depreciation) on swap contracts	-	-	(3,693,720)
Unrealized appreciation (depreciation) on foreign currency translations	-	-	-
Unrealized Trustees’ deferred compensation	(8,138)	(4,815)	(38,115)
Total accumulated earnings (deficit)	$(1,000,246)	$(721,121)	$(122,415,362)

	Merger Fund	Alternative Value Fund	Market Neutral Fund
Undistributed ordinary income	$1,612,679	$4,449	$241,254
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	1,612,679	4,449	241,254

Accumulated capital and other losses	(73,865)	(277,371)	(4,213,289)
Unrealized appreciation (depreciation) on investments	380,502	(423,304)	447,950
Unrealized appreciation (depreciation) on foreign currency translations	2,297	-	-
Unrealized Trustees’ deferred compensation	(10,137)	(2,937)	(3,473)
Total accumulated earnings (deficit)	$1,911,476	$(699,163)	$(3,527,558)

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

	Adaptive Plus Fund	Income Opportunities Fund	Dynamic Opportunity Fund
Undistributed ordinary income	$294,336	$-	$441,185
Undistributed long-term capital gains	-	-	-
Tax accumulated earnings	294,336	-	441,185

Accumulated capital and other losses	(164,740)	(48,130,645)	(1,075,149)
Unrealized appreciation (depreciation) on investments	(1,285,586)	(11,029,559)	4,148,964
Unrealized appreciation (depreciation) on foreign currency translations	-	-	-
Unrealized Trustees’ deferred compensation	(2,165)	-	(1,248)
Total accumulated earnings (deficit)	$(1,158,155)	$(59,160,204)	$3,513,752

Tactical Income Fund
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(8,188,014)
Unrealized appreciation (depreciation) on investments	(940,069)
Unrealized appreciation (depreciation) on foreign currency translations	-
Unrealized Trustees’ deferred compensation	(861)
Total accumulated earnings (deficit)	$(9,128,944)

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

The tax character of the distributions paid during the periods ended September 30, 2023, September 30, 2022, August 31, 2023, August 31, 2022, December 31, 2022, December 31, 2021 and June 30, 2022 were as follows:

	Multi-Strategy Alternatives Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$-	$3,646,539
Net long-term capital gains	-	399,445
Total distributions paid	$-	$4,045,984

	Sustainable Income Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$103,017	$1,827,684
Net long-term capital gains	-	12,926
Total distributions paid	$103,017	$1,840,610

	Thomson Reuters Venture Capital Return Tracker Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$1,045,319	$27,678,206
Net long-term capital gains	-	43,747,033
Total distributions paid	$1,045,319	$71,425,239

	Merger Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$213,383	$550,151
Net long-term capital gains	19,287	193,385
Total distributions paid	$232,670	$743,536

	Alternative Value Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$175,220	$22,193
Net long-term capital gains	191,373	34,712
Total distributions paid	$366,593	$56,905

Market Neutral Fund
	September 30, 2023	September 30, 2022	June 30, 2022
Distributions paid from:
Ordinary income	$-	$-	$-
Net long-term capital gains	-	-	-
Total distributions paid	$-	$-	$-

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

	Adaptive Plus Fund
	September 30, 2023	September 30, 2022
Distributions paid from:
Ordinary income	$54,338	$-
Net long-term capital gains	-	-
Total distributions paid	$54,338	$-

	Income Opportunities Fund*
	September 30, 2023	August 31, 2023	August 31, 2022
Distributions paid from:
Ordinary income	$624,677	$4,807,949	$4,110,908
Net long-term capital gains	-	-	-
Return of capital	612,989	2,552,672	5,859,184
Total distributions paid	$1,237,666	$7,360,621	$9,970,092

	Dynamic Opportunity Fund*
	September 30, 2023	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary income	$-	$-	$-
Net long-term capital gains	-	4,898,230	2,463,974
Return of capital	-	-	15,510
Total distributions paid	$-	$4,898,230	$2,479,484

	Tactical Income Fund*
	September 30, 2023	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary income	$1,720,297	$1,275,175	$2,043,660
Net long-term capital gains	-	-	-
Tax exempt income	-	-	172,599
Return of capital	-	-	14,908
Total distributions paid	$1,720,297	$1,275,175	$2,231,167

*The Fund’s new tax year is September 30, 2023.

As of September 30, 2023, the Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of each Fund’s next taxable year.

Late-Year Ordinary Losses
Thomson Reuters Venture Capital Return Tracker Fund	$2,953,740

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

As of September 30, 2023, the Funds had post-October capital losses, which are deferred until fiscal year 2024 for tax purposes. Capital losses incurred after October 31, and within the year are deemed to arise on the first day of the Fund’s next taxable year.

Post-October Capital Losses
Multi-Strategy Alternatives Fund	$138,995
Sustainable Income Fund	106,111
Thomson Reuters Venture Capital Return Tracker Fund	9,599,646
Merger Fund	73,865

As of September 30, 2023, the Funds had net capital loss carryovers as follows:

Not subject to expiration:	Short-term	Long-term	Total
Multi-Strategy Alternatives Fund	$1,139,696	$-	$1,139,696
Sustainable Income Fund	476,116	-	476,116
Thomson Reuters Venture Capital Return Tracker Fund	106,747,583	2,564,422	109,312,005
Alternative Value Fund	195,810	81,561	277,371
Market Neutral Fund	4,213,289	-	4,213,289
Adaptive Plus Fund	164,740	-	164,740
Income Opportunities Fund	31,150,701	16,979,944	48,130,645
Dynamic Opportunity Fund	1,075,149	-	1,075,149
Tactical Income Fund	7,981,701	206,313	8,188,014

The Multi-Strategy Alternatives Fund, Sustainable Income Fund, Thomson Reuters Venture Capital Return Tracker Fund, Alternative Value Fund, Market Neutral Fund, Adaptive Plus Fund, Income Opportunities Fund, Dynamic Opportunity Fund and Tactical Income Fund had utilized non-expiring capital loss carry overs totaling $0, $0, $0, $0, $154,912, $0, $0, $0 and $0, respectively.

Note 5 – Redemption Fee

The Sustainable Income Fund, Thomson Reuters Venture Capital Return Tracker Fund, Merger Fund, Alternative Value Fund, Market Neutral Fund, Dynamic Opportunity Fund and Tactical Income Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. These Funds received redemption fees as follows:

	Periods Ended September 30, 2023	Year Ended September 30, 2022	Year Ended December 31, 2022
Sustainable Income Fund	$-	$-	$-
Thomson Reuters Venture Capital Return Tracker Fund	9,276	50,820	-
Merger Fund	-	14,612	-
Alternative Value Fund	975	1,359	-
Market Neutral Fund	8,395	3,217	-
Dynamic Opportunity Fund	4,441	-	291
Tactical Income Fund	3,196	-	105

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Note 6 – Investment Transactions

For the periods ended September 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, option transactions and short-term U.S. Government securities were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
Multi-Strategy Alternatives Fund	$63,389,148	$67,080,557	$-	$-
Sustainable Income Fund	2,834,340	789,567	-	-
Thomson Reuters Venture Capital Return Tracker Fund	26,055,244	59,558,374	-	-
Merger Fund	69,529,629	97,909,840	10,578,139	13,771,182
Alternative Value Fund	8,787,623	20,632,309	-	-
Market Neutral Fund	36,825,028	40,997,835	29,740,568	31,928,956
Adaptive Plus Fund	-	-	-	-
Income Opportunities Fund	4,090,969	4,821,737	-	-
Dynamic Opportunity Fund	179,368,536	186,873,514	39,046,299	53,195,605
Tactical Income Fund	227,869,938	213,990,373	674,229	675,541

Note 7 – Shareholder Servicing Plan

For the period January 1, 2023 through May 12, 2023, the AXS Dynamic Opportunity Predecessor Fund and AXS Tactical Income Predecessor Fund had a Shareholder Servicing Plan for the Funds’ Class A shares to pay for shareholder services. The Plan provided a monthly service fee at an annual rate of 0.25% of the average daily net assets and paid to the Distributor for shareholder servicing activities.

For the period January 1, 2023 through May 12, 2023, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class shares, Class A shares, Class C shares and Class D shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25%, 0.25%, 1.00% and 1.00%, respectively, of average daily net assets. Class I Shares are not subject to any distribution or service fees under the Plan.

For the periods ended September 30, 2023, distribution fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Fund-linked options are stated at fair value based on the fair value of the ProfitScore Capital Management, Inc. Regime Adaptive Equity trading program, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2023, in valuing the Funds’ assets and liabilities carried at fair value:

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Multi-Strategy Alternatives Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$8,871,779	$-	$-	$8,871,779
Exchange-Traded Funds	5,292,189	-	-	5,292,189
Short-Term Investments	1,938,289	-	-	1,938,289
Other Financial Instruments***
Swap Contracts	-	131,547	-	131,547
Total Assets	$16,102,257	$131,547	$-	$16,233,804

Sustainable Income Fund	Level 1	Level 2	Level 3**	Total
Investments
Corporate Bonds[1]	$-	$2,984,149	$-	$2,984,149
Medium Term Notes	-	47,468	-	47,468
Preferred Stocks[1]	38,475	-	-	38,475
U.S. Treasury Notes	-	104,939	-	104,939
Short-Term Investments	17,855	-	-	17,855
Total Investments	$56,330	$3,136,556	$-	$3,192,886

Thomson Reuters Venture Capital Return Tracker Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$108,588,160	$-	$-	$108,588,160
Short-Term Investments	118,546	-	-	118,546
Total Investments	108,706,706	-	-	108,706,706

Liabilities
Other Financial Instruments***
Swap Contracts	$-	$3,693,720	$-	$3,693,720
Total Liabilities	$-	$3,693,720	$-	$3,693,720

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Merger Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$17,211,087	$-	$-	$17,211,087
Short-Term Investments	14,231,480	-	-	14,231,480
Total Assets	$31,442,567	$-	$-	$31,442,567

Liabilities
Securities Sold Short
Common Stocks[1]	$4,413,156	$-	$-	$4,413,156
Total Liabilities	$4,413,156	$-	$-	$4,413,156

Alternative Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$15,840,434	$-	$-	$15,840,434
Total Investments	$15,840,434	$-	$-	$15,840,434

Market Neutral Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$22,757,188	$-	$-	$22,757,188
Short-Term Investments	133,014	-	-	133,014
Total Assets	$22,890,202	$-	$-	$22,890,202

Liabilities
Securities Sold Short
Common Stocks[1]	$16,032,088	$-	$-	$16,032,088
Total Liabilities	$16,032,088	$-	$-	$16,032,088

Adaptive Plus Fund	Level 1	Level 2	Level 3**	Total
Investments
U.S. Treasury Bills	$-	$15,835,237	$-	$15,835,237
Short-Term Investments	8,719,679	-	-	8,719,679
Total Investments	8,719,679	15,835,237	-	24,554,916
Purchased Options Contracts	-	7,315,926	-	7,315,926
Total Investments and Purchased Options Contracts	$8,719,679	$23,151,163	$-	$31,870,842

Income Opportunities Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$11,573,485	$-	$-	$11,573,485
Preferred Stocks[1]	62,261,548	-	-	62,261,548
Short-Term Investments	1,414,731	-	-	1,414,731
Total Investments	$75,249,764	$-	$-	$75,249,764

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Dynamic Opportunity Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$23,429,740	$-	$-	$23,429,740
U.S. Treasury Bills	-	2,927,532	-	2,927,532
Short-Term Investments	27,604,129	-	-	27,604,129
Total Investments	51,033,869	2,927,532	-	53,961,401
Purchased Options Contracts	362,500	-	-	362,500
Total Investments and Purchased Options Contracts	$51,396,369	$2,927,532	$-	$54,323,901

Tactical Income Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$792,990	$-	$-	$792,990
Exchange-Traded Funds	32,200,780	-	-	32,200,780
Closed-End Funds	176,380	-	-	176,380
Short-Term Investments	10,586,155	-	-	10,586,155
Total Investments	$43,756,305	$-	$-	$43,756,305

[1]	For a detailed break-out by major industry classification, please refer to the Schedules of Investments.
*	The Funds did not hold any Level 2 or 3 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.
***	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position and performance. The Funds invested in swap contracts and options contracts during the periods ended September 30, 2023.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of September 30, 2023, by risk category are as follows:

Multi-Strategy Alternatives Fund
	Asset Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value
Equity contracts	Unrealized appreciation on open swap contracts	$131,547

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Thomson Reuters Venture Capital Return Tracker Fund
	Liability Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value
Equity contracts	Unrealized depreciation on open swap contracts	$3,693,720

Adaptive Plus Fund
	Asset Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value
Equity contracts	Purchased options contracts, at value	$7,315,926

Dynamic Opportunity Fund
	Asset Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value
Equity contracts	Purchased options contracts, at value	$362,500

The effects of derivative instruments on the Statements of Operations for the periods ended September 30, 2023, are as follows:

Multi-Strategy Alternatives Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Open Swap Contracts
Equity contracts	$(247,756)

Thomson Reuters Venture Capital Return Tracker Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Open Swap Contracts
Equity contracts	$925,787

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Merger Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(2,640)	$986

Adaptive Plus Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$(891,614)

Dynamic Opportunity Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(2,641,220)	$(415,276)

Tactical Income Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(13,609)	$43,072

Multi-Strategy Alternatives Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Open Swap Contracts
Equity contracts	$(83,645)

Thomson Reuters Venture Capital Return Tracker Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Open Swap Contracts
Equity contracts	$1,855,070

Adaptive Plus Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$(705,708)

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Dynamic Opportunity Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Purchased Options Contracts
Equity contracts	$381,095

The average quarterly volume of derivative instruments held by the Funds during the periods ended September 30, 2023, are as follows:

Multi-Strategy Alternatives Fund
Open Swap Contracts - Short
Equity contracts	Notional Value	$2,367,213

Thomson Reuters Venture Capital Return Tracker Fund
Open Swap Contracts – Long
Equity contracts	Notional Value	$164,316,417

Adaptive Plus Fund
Purchased Options Contracts
Equity contracts	Notional Value	$54

Dynamic Opportunity Fund
		Purchased Options Contracts	Written Options Contracts
Equity contracts	Notional Value	$41,232,013	$(1,689,924)

Note 12 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivative Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Funds from its counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

It is the Funds’ policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of open swap contracts. As of September 30, 2023, the Funds are subject to a master netting arrangement for the open swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities, as of September 30, 2023:

Multi-Strategy Alternatives Fund
			Amounts Not Offset in Statements of Assets and Liabilities
Description	Counterparty	Gross Amounts Recognized in the Statements of Assets and Liabilities	Financial Instruments*	Cash Collateral*	Net Amount
Unrealized appreciation on open swap contracts	Cowen	$131,547	$-	$-	$131,547

Thomson Reuters Venture Capital Return Tracker Fund
			Amounts Not Offset in Statements of Assets and Liabilities
Description	Counterparty	Gross Amounts Recognized in the Statements of Assets and Liabilities	Financial Instruments*	Cash Collateral*	Net Amount
Unrealized depreciation on open swap contracts	BNP Paribas	$(3,693,720)	$3,693,720	$-	$-

*	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statements of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Note 13 – Borrowing

The Alternative Value Fund, Market Neutral Fund and Income Opportunities Fund have entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Funds may borrow amounts up to one-third of the value of its assets. The Alternative Value Fund, Market Neutral Fund and Income Opportunities Fund are charged interest of the bank’s prime rate plus 1.25%, 1.00% and 1.30%, respectively, for borrowing under this agreement. Interest expense for the year ended September 30, 2023, is disclosed on the Statements of Operations, if applicable. The Market Neutral Fund did not borrow under the line of credit agreement during the year ended September 30, 2023. Credit facility activity for the period ended September 30, 2023, was as follows:

	Alternative Value Fund	Income Opportunities Fund
Maximum available credit as of September 30, 2023	$5,327,971	$25,532,249
Largest amount outstanding on an individual day	11,455,923	7,889,372
Average daily loan outstanding	5,978,146	7,889,372
Credit facility outstanding as of September 30, 2023	2,470,948	7,889,372
Average interest rate when in use	5.84%	6.62%
Interest	$345,689	$40,608

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

Note 15– Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2023, beneficial ownership in excess of 25% is as follows:

Fund	Beneficial Owner	% of Outstanding Shares
Multi-Strategy Alternatives Fund	National Financial Services, LLC	27.6%
Sustainable Income Fund	SEI Private Trust Company	44.7%
Sustainable Income Fund	National Financial Services, LLC	36.3%
Thomson Reuters Venture Capital Return Tracker Fund	Interactive Brokers, LLC	46.9%
Merger Fund	LPL Financial, LLC	29.5%
Alternative Value Fund	SEI Private Trust Company	34.6%
Alternative Value Fund	National Financial Services, LLC	28.6%
Market Neutral Fund	Charles Schwab & Co.	42.6%
Market Neutral Fund	LPL Financial, LLC	25.6%
Adaptive Plus Fund	Charles Schwab & Co.	97.2%
Income Opportunities Fund	Pershing LLC	39.5%
Income Opportunities Fund	National Financial Services, LLC	27.0%
Dynamic Opportunity Fund	Charles Schwab & Co.	89.4%
Tactical Income Fund	Charles Schwab & Co.	84.2%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Note 16 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2023

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 17 - Change in Independent Public Accountant

On January 19, 2023, the Audit Committee of the Board of Trustees of Investment Managers Series Trust II (the “Trust”) appointed Tait, Weller & Baker LLP (“Tait”) as the AXS Dynamic Opportunity Fund and the AXS Tactical Income Fund (each a “Fund” collectively the “Funds”) independent registered public accounting firm upon the reorganization of the ACM Dynamic Opportunity Fund and the ACM Tactical Income Fund (the “Predecessor Funds”) for the fiscal period ended September 30, 2023. Previously, BBD, LLP (“BBD”) served as the independent registered public accounting firm to the Predecessor Funds.

BBD’s report on the financial statements for the Predecessor Funds for fiscal years ended December 31, 2022 and December 31, 2021 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal years ended December 2021, December 31, 2022 and through January 19, 2023 there were no (i) disagreements with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Predecessor Funds financial statements for such period, nor (ii) “reportable events” of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the period prior to December 31, 2022 and through January 19, 2023, neither the Funds nor anyone on behalf of the Funds had consulted Tait on items that concerned (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, or (b) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). The selection of Tait does not reflect any disagreements with BBD or dissatisfaction by the Funds, the Board, or the Audit Committee with the performance of BBD.

Note 18 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2023

Note 1 – Organization

AXS Chesapeake Strategy Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation.

The Fund commenced investment operations on November 11, 2019 with Class A shares, Class C Shares and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Equinox Chesapeake Strategy Fund (the “Chesapeake Strategy Predecessor Fund”), a series of Equinox Funds Trust, which offered three class of shares, Class A, Class C, and Class I shares. On November 6, 2019, beneficial owners of the Chesapeake Strategy Predecessor Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Fund. The Plan of Reorganization was approved by the Trust’s Board on June 14, 2019 and by the Equinox Funds Trust Board on July 1, 2019. The tax-free reorganization was accomplished on November 8, 2019. As a result of the reorganization, the Fund assumed the performance and accounting history of the Chesapeake Strategy Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Chesapeake Strategy Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Chesapeake Strategy Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	455,380	$4,835,786
Class C	52,298	541,044
Class I	7,369,196	78,929,398

The net unrealized depreciation of investments transferred was $2,540,824 as of the date of the acquisition.

On November 3, 2021, based on the recommendation of the Advisor, the Trust’s Board approved the reorganization of the AXS Aspect Core Diversified Strategy Fund (the “Aspect Core Fund”) into the Fund. The Board called and held a meeting of shareholders of Aspect Core Fund on December 15, 2021, where shareholders approved the reorganization. The purpose of the reorganization was to combine two funds within the Trust with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Aspect Core Fund (the “Target Fund”) to the Fund and the assumption of the liabilities of the Aspect Core Fund by the Fund. Following the reorganization, the Fund held the assets of the Aspect Core Fund. The reorganization was effective as of the close of business on December 17, 2021. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Aspect Core Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	83,620	$839,543
Class C	180,850	1,924,244
Class I	295,670	3,001,051

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

(a) Consolidation of Subsidiary

The Fund may invest up to 25% of its total assets in its subsidiary, AXS Chesapeake Strategy Fund Limited (the “Fund’s subsidiary” or “subsidiary”), a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Fund include the accounts of the Fund’s subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Fund’s subsidiary is advised by Chesapeake Investment Management LLC (“Chesapeake” or the “Sub-Advisor”) and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies specified in the Fund’s prospectus and statement of additional information. The Fund’s subsidiary will generally invest in derivatives, including commodity futures, and other investments intended to serve as margin or collateral for derivative positions. The inception date of the Fund’s subsidiary was April 19, 2012. As of September 30, 2023, total assets of the Chesapeake Strategy Fund were $54,348,547 of which $1,904,126, or approximately 3.50%, represented the Fund’s ownership of the shares of the Fund’s subsidiary.

For tax purposes, the Fund’s subsidiary is an exempted Cayman investment company. The Fund’s subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, each subsidiary is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the subsidiary’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Futures Contracts

The Fund purchases and sells futures contracts to pursue its investment objective and to gain exposure to, or hedge against, change in the value of equities, interest rates, foreign currency, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

(d) Forward Foreign Currency Contracts

The Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Consolidated Statement of Operations.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

(e) Short-Term Investments

The Fund may invest a significant amount (68.6% of its net assets as of September 30, 2023) in the Fidelity Investments Money Market Government Portfolio – Class I (“FIGXX”). FIGXX Invests in U.S. Government securities and/or repurchase agreements that are collateralized fully, U.S. Government securities issued by entities that are chartered by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury and investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity and diversification of investments. FIGXX may invest at least 80% of its assets in U.S. Treasury securities and repurchase agreements for those securities.

FIGXX file complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2023, Annual report of the FIGXX was 0.18%, respectively.

(f) Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options

The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

(h) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(k) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays twice a month investment advisory fee to the Advisor at the annual rate of 1.45% of the Fund’s average daily net assets. The Advisor has engaged Chesapeake Capital Corporation (“Chesapeake”), a Sub-Advisor, to manage the Chesapeake Strategy Fund’s overall investment program, and pays Chesapeake from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.10%, 2.85% and 1.85% of the average daily net assets of the Fund’s Class A shares, Class C shares and Class I shares, respectively, until July 22, 2024, and the agreement may be terminated before that date only by the Trust’s Board of Trustees.

The investment management fees include a management fee paid to the advisor by the Fund’s subsidiary at the annual rate of 1.45% of the subsidiary’s average daily net assets. The advisor has contractually agreed, for so long as the Fund invests in the subsidiary, to waive a portion of the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the subsidiary, with no right to recoupment. This undertaking may not be terminated by the advisor as long as the investment advisory agreement between the subsidiary and the Advisor is in place unless the Advisor obtains the prior approval of the Trust’s Board of Trustees.

For the year ended September 30, 2023, the Advisor waived a portion of its advisory fees totaling $252,712. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At September 30, 2023, the amount of these potentially recoverable expenses was $641,963. The potential recoverable amount is noted as "Commitments and contingencies" as reported on the Consolidated Statement of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than September 30, of the year stated below:

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

2024	$217,024
2025	172,227
2026	252,712
Total	$641,963

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2023, are reported on the Consolidated Statement of Operations.

ALPS Distributors, Inc. serves as the Fund’s Distributor (the “Distributor”). Prior to January 1, 2023, IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), served as the Fund’s Distributor. The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Consolidated Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Consolidated Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2023, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2023, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$48,964,293

Gross unrealized appreciation	$-
Gross unrealized depreciation	-

Net unrealized appreciation/(depreciation)	$-

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$-	$-

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$610,571
Undistributed long-term capital gains	-
Tax accumulated earnings	610,571

Accumulated capital and other losses	(19,903,687)
Unrealized Appreciation/(Depreciation)	-
Unrealized Appreciation/(Depreciation) - futures contracts	(138,779)
Unrealized Appreciation/(Depreciation) - forward foreign currency exchange contracts	-
Unrealized Appreciation/(Depreciation) - foreign currency translations	104
Unrealized deferred compensation	(24,554)
Total accumulated earnings/(deficit)	$(19,456,345)

The tax character of the distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022, were as follows:

Distributions paid from:	2023	2022
Ordinary income	$839,695	$3,152,394
Net long-term capital gains	-	-
Total distributions paid	$839,695	$3,152,394

At September 30, 2023, the Fund had an accumulated net capital loss carry forward as follows:

Short-term	$10,513,437
Long-term	1,081,599
Total	$11,595,036

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

During the fiscal year ended September 30, 2023, the Chesapeake Strategy Fund utilized non-expiring capital loss carry overs totaling $0 respectively.

Note 5 – Investment Transactions

For the year ended September 30, 2023, the Fund’s purchases and sales of investments, excluding short-term investments and futures contracts, were $0 and $0, respectively.

Note 6 – Distribution Plan

The Trust on behalf the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to, Class A shares and Class C shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended September 30, 2023, distribution fees incurred are disclosed on the Consolidated Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2023, in valuing the Fund’s assets and liabilities carried at fair value:

Chesapeake Strategy Fund	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Short-Term Investments	$48,964,293	$-	$-	$48,964,293
Total Assets	$48,964,293	$-	$-	$48,964,293

Liabilities
Other Financial Instruments**
Futures Contracts	$8,818	$-	$-	$8,818
Total Liabilities	$8,818	$-	$-	$8,818

*	The Fund did not hold any Level 2 or 3 securities at period end.
**	Other financial instruments are derivative instruments such as futures contracts and forward foreign currency contracts. Futures contracts, forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts during the year ended September 30, 2023.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of September 30, 2023, by risk category are as follows:

Chesapeake Strategy Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Assets and Liabilities	Value	Consolidated Statement of Assets and Liabilities	Value
Commodity contracts	Unrealized appreciation on open futures contracts*	$213,792	Unrealized depreciation on open futures contracts*	$(500,826)
Currency contracts	Unrealized appreciation on open futures contracts*	115,355	Unrealized depreciation on open futures contracts*	(184,455)
Index contracts	Unrealized appreciation on open futures contracts*	51,976	Unrealized depreciation on open futures contracts*	(510,754)
Interest rate contracts	Unrealized appreciation on open futures contracts*	897,773	Unrealized depreciation on open futures contracts*	(91,679)
	Total unrealized appreciation on open futures contracts*	1,278,896	Total unrealized depreciation on open futures contracts*	(1,287,714)
Net unrealized appreciation/(depreciation) on open futures contracts**				$(8,818)

*	Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Consolidated Schedule of Investments.
**	Net unrealized appreciation/(depreciation) on open futures contracts is shown as variation margin on futures contracts on the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2023, are as follows:

Chesapeake Strategy Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Consolidated Statement of Operations
Derivatives not designated as hedging instruments	Futures Contracts
Commodity contracts	$(514,601)
Currency contracts	(1,035,512)
Index contracts	(170,597)
Interest rate contracts	2,234,425
Total	$513,715

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

Chesapeake Strategy Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Consolidated Statement of Operations
Derivatives not designated as hedging instruments	Futures Contracts
Commodity contracts	$(361,062)
Currency contracts	(990,530)
Index contracts	(659,119)
Interest rate contracts	(913,011)
Total	$(2,923,722)

The average quarterly volume of derivative instruments held by the Fund during the year ended September 30, 2023, are as follows:

Chesapeake Strategy Fund
		Long Futures Contracts*	Short Futures Contracts*
Commodity contracts	Notional Value	$7,791,257	$15,972,708
Currency contracts	Notional Value	28,208,804	17,767,268
Index contracts	Notional Value	178,225,817	2,438,427
Interest rate contracts	Notional Value	-	45,762,915
*	Local currency

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivative Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures, forward foreign currency exchange and swap contracts. As of September 30, 2023, the Fund is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities, as of September 30, 2023:

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

Chesapeake Strategy Fund
			Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts Recognized in the Consolidated Statement of Assets and Liabilities	Financial Instruments**	Cash Collateral**	Net Amount
Unrealized appreciation/(depreciation) on open futures contracts*	StoneX	$(8,818)	$-	$8,818	$-
*	Includes cumulative appreciation/depreciation on futures contracts as reported on the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin on futures contracts on the Consolidated Statement of Assets and Liabilities.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statements of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

AXS Chesapeake Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

September 30, 2023

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the FASB issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of AXS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Venture Capital Return Tracker Fund, AXS Merger Fund, AXS Alternative Value Fund, AXS Market Neutral Fund, AXS Adaptive Plus Fund, AXS Dynamic Opportunity Fund, AXS Tactical Income Fund, (collectively along with the AXS Chesapeake Strategy Fund, referred to as the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of September 30, 2023, the related statements of operations, the statements of cash flows, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).

We have also audited the accompanying consolidated statement of assets and liabilities of the AXS Chesapeake Strategy Fund, a series of Investment Managers Series Trust II, including the consolidated schedule of investments, as of September 30, 2023, the related consolidated statement of operations, the consolidated statements of changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below, and the related consolidated notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the financial statements and consolidated financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations, their cash flows, the changes in their net assets, and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Venture Capital Return Tracker Fund	For the year ended September 30, 2023	N/A	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023
AXS Merger Fund	For the year ended September 30, 2023	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023, for the period January 1, 2021 through September 30, 2021 and for each of the three years in the period ended December 31, 2020
AXS Alternative Value Fund	For the year ended September 30, 2023	N/A	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023, for the period July 1, 2021 through September 30, 2021, and for the year ended June 30, 2021
AXS Market Neutral Fund	For the year ended September 30, 2023	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023, for the period July 1, 2021 through September 30, 2021 and for the year ended June 30, 2021
AXS Adaptive Plus Fund	For the year ended September 30, 2023	N/A	For the year ended September 30, 2023 and for the period September 15, 2022 (commencement of operations) through September 30, 2022	For the year ended September 30, 2023 and for the period September 15, 2022 (commencement of operations) through September 30, 2022

Fund	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
AXS Dynamic Opportunities Fund and AXS Tactical Income Fund	For the nine-month period ended September 30, 2023	N/A	For the nine-month period ended September 30, 2023	For the nine-month period ended September 30, 2023

Fund	Consolidated Statement of Operations	Statement of Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
AXS Chesapeake Strategy Fund	For the year ended September 30, 2023	N/A	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023

The Funds’ financial statements and consolidated financial statements, financial highlights and consolidated financial highlights for each of the periods indicated in the table below were audited by other auditors, whose reports dated as indicated in the table below expressed unqualified opinions on those financial statements and consolidated financial statements, financial highlights and consolidated financial highlights.

Fund	Other Auditors Report Date	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
AXS Multi-Strategy Alternatives Fund	November 29, 2021	N/A	N/A	For the year ended September 30, 2021, for the period May 1, 2020 through September 30, 2020, and for the two years in the period ended April 30, 2020
AXS Sustainable Income Fund	November 29, 2021	N/A	N/A	For the period October 17, 2020 (commencement of operations) through September 31, 2021
AXS Thomson Reuters Venture Capital Return Tracker Fund	November 29, 2021	N/A	N/A	For each of the three years in the period ended September 30, 2021
AXS Alternative Value Fund	August 31, 2020	N/A	N/A	For each of the two years in the period ended June 30, 2020
AXS Market Neutral Fund	August 31, 2020	N/A	N/A	For each of the two years in the period ended June 30, 2020
AXS Dynamic Opportunities Fund	March 1, 2023	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
AXS Tactical Income Fund	March 1, 2023	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022 and for the period January 2, 2019 (commencement of operations) through December 31, 2019

Fund	Other Auditors Report Date	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
AXS Chesapeake Strategy Fund	November 29, 2021	N/A	For each of the three years in the period ended September 30, 2020

Basis for Opinion

These financial statements and consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and consolidated financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust II

and the Shareholders of AXS Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Income Opportunities Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of September 30, 2023, the related statements of operations and cash flows for the one-month period ended September 30, 2023 and for the year ended August 31, 2023, the statements of changes in net assets for the one-month period ended September 30, 2023 and for each of the two years in the period ended August 31, 2023, financial highlights for the one-month period ended September 30, 2023 and for each of the five years in the period ended August 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2023

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended September 30, 2023, the Alternative Value Fund designates $191,373 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the year ended September 30, 2023, the Alternative Value Fund, Sustainable Income Fund, and Tactical Income Fund had 100%, 2.66% and 6.90%, respectively, of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended September 30, 2023, the Alternative Value Fund, Income Opportunities Fund, Sustainable Income Fund and Tactical Income Fund had 100%, 7.45%, 2.66% and 8.09%, respectively, of dividends paid from net investment income, including short-term capital gains from the Fund (if any), designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (833) 297-2587. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	11	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	11	None.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	11	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and coadministrator for the Fund(s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	11	FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.
Interested Trustee:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	11	Agility Multi- Asset Income Fund, Aspiriant Risk- Managed Real Asset Fund, Aspiriant Risk- Managed Capital Appreciation Fund, AFA Multi- Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	11	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 48 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS 1.25X NVDA Bear Daily ETF, AXS 2X Innovation ETF, AXS Astoria Inflation Sensitive ETF, AXS Brendan Wood TopGun Index ETF, AXS Cannabis ETF, AXS Change Finance ESG ETF, AXS Esoterica NextG Economy ETF, AXS First Priority CLO Bond ETF, AXS TSLA Bear Daily ETF, AXS Real Estate Income ETF, AXS Short Innovation Daily ETF and AXS Green Alpha ETF, which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

AXS Funds

EXPENSE EXAMPLES

For the Periods Ended September 30, 2023 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or 12b-1 fees (Class A, Class C, Class D and Investor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Multi-Strategy Alternatives Fund, Sustainable Income Fund, Thomson Reuters Venture Capital Return Tracker Fund, Merger Fund, Alternative Value Fund, Market Neutral Fund, Adaptive Plus Fund, Dynamic Opportunity Fund and Tactical Income Fund examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023.

The Income Opportunities Fund’s Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2023 to September 30, 2023.The Income Opportunities Fund’s Hypothetical Performance is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2023 (Unaudited)

Multi-Strategy Alternatives Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Investor Class	Actual Performance	$1,000.00	$1,003.00	$8.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.50
Class I	Actual Performance	1,000.00	1,004.00	7.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.49	7.64

* Expenses are equal to the Fund’s annualized expense ratios of 1.68% and 1.51% for Investor Class shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Sustainable Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class I	Actual Performance	$1,000.00	$992.50	$4.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.10	5.01

* Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class I shares, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Thomson Reuters Venture Capital Return Tracker Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class A	Actual Performance	$1,000.00	$1,120.00	$9.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.30	8.84
Class C	Actual Performance	1,000.00	1,115.60	13.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.54	12.61
Class I	Actual Performance	1,000.00	1,120.00	7.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.59

* Expenses are equal to the Fund’s annualized expense ratios of 1.75%, 2.50% and 1.50% for Class A shares, Class C shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2023 (Unaudited)

Merger Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Investor Class	Actual Performance	$1,000.00	$1,035.80	$10.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.22
Class I	Actual Performance	1,000.00	1,036.50	9.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.18	8.96

* Expenses are equal to the Fund’s annualized expense ratios of 2.02% and 1.77% for Investor Class shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Alternative Value Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Investor Class	Actual Performance	$1,000.00	$965.80	$14.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.72	14.43
Class I	Actual Performance	1,000.00	965.70	13.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.74	13.41

* Expenses are equal to the Fund’s annualized expense ratio of 2.86% and 2.66% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Market Neutral Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Investor Class	Actual Performance	$1,000.00	$1,031.90	$20.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,004.95	20.17
Class I	Actual Performance	1,000.00	1,032.70	19.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.02	18.90

* Expenses are equal to the Fund’s annualized expense ratio of 4.01% and 3.76% for Investor Class shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2023 (Unaudited)

Adaptive Plus Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class I	Actual Performance	$1,000.00	$991.00	$9.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.09	10.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Income Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		9/1/23	9/30/23	9/1/23 – 9/30/23
Class A	Actual Performance*	$1,000.00	$967.70	$1.98
Class D	Actual Performance*	1,000.00	966.60	2.59
Class I	Actual Performance*	1,000.00	967.70	1.78
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class A	Hypothetical (5% annual return before expenses)**	1,000.00	1,012.77	12.38
Class D	Hypothetical (5% annual return before expenses)**	1,000.00	1,009.01	16.13
Class I	Hypothetical (5% annual return before expenses)**	1,000.00	1,014.02	11.13

* Expenses are equal to the Fund’s annualized expense ratios of 2.45%, 3.20% and 2.20% for Class A shares, Class D shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 30/365. Assumes all dividends and distributions were reinvested. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

** Expenses are equal to the Fund’s annualized expense ratio of 2.45%, 3.20% and 2.20% for Class A shares, Class D shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

Dynamic Opportunity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class A	Actual Performance	$1,000.00	$1,026.40	$10.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.64	10.51
Class I	Actual Performance	1,000.00	1,027.70	9.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.89	9.26

* Expenses are equal to the Fund’s annualized expense ratios of 2.08% and 1.83% for Class A shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

AXS Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2023 (Unaudited)

Tactical Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class A	Actual Performance	$1,000.00	$992.00	$9.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.73
Class I	Actual Performance	1,000.00	993.30	8.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.67	8.47

* Expenses are equal to the Fund’s annualized expense ratio of 1.93% and 1.68% for Class A shares and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

AXS Chesapeake Strategy Fund

EXPENSE EXAMPLE

For the Six Months Ended September 30, 2023 (Unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/23	9/30/23	4/1/23 – 9/30/23
Class A	Actual Performance	$ 1,000.00	$ 1,049.50	$ 10.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.54	10.61
Class C	Actual Performance	1,000.00	1,045.30	14.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.77	14.37
Class I	Actual Performance	1,000.00	1,049.70	9.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.79	9.35

* Expenses are equal to the Fund’s annualized expense ratios of 2.10%, 2.85% and 1.85% for Class A shares, Class C shares and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six-month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AXS Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Sub-Advisor

Quantitative Value Technologies, LLC dba Cognios Capital

3965 West 83rd Street, Suite 348

Prairie Village, Kansas 66208

Sub-Advisor

Kellner Management, L.P.

900 Third Avenue, Suite 1401

New York, New York 10022

Sub-Advisor

Green Alpha Advisors, LLC

287 Century Circle, Suite 201

Louisville, Colorado 80027

Sub-Advisor

Chesapeake Capital Corporation

100 South Ashley Drive, Suite 1140

Tampa, Florida 33602

Sub-Advisor

Uniplan Investment Counsel, Inc

839 North Jefferson Street, Suite 502

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

www.alpsfunds.com

FUND INFORMATION

	TICKER	CUSIP
AXS Multi-Strategy Alternatives Fund – Class I	KCMIX	46141T 455
AXS Multi-Strategy Alternatives Fund – Investor Class	KCMTX	46141T 448
AXS Sustainable Income Fund – Class I	AXSKX	46141T 349
AXS Thomson Reuters Venture Capital Return Tracker Fund – Class A	LDVAX	46141T 281
AXS Thomson Reuters Venture Capital Return Tracker Fund – Class C	LDVCX	46141T 273
AXS Thomson Reuters Venture Capital Return Tracker Fund – Class I	LDVIX	46141T 265
AXS Merger Fund – Investor Class	GAKAX	46141T 216
AXS Merger Fund – Class I	GAKIX	46141T 190
AXS Alternative Value Fund – Investor Class	COGLX	46141T 240
AXS Alternative Value Fund – Class I	COGVX	46141T 257
AXS Market Neutral Fund – Investor Class	COGMX	46141T 224
AXS Market Neutral Fund – Class I	COGIX	46141T 232
AXS Adaptive Plus Fund – Class I	AXSPX	46144X552
AXS Income Opportunities Fund – Class A	OIOAX	46144X 602
AXS Income Opportunities Fund – Class D	OIODX	46144X 701
AXS Income Opportunities Fund – Class I	OIOIX	46144X 800
AXS Dynamic Opportunity Fund – Class A	ADOAX	46144X 479
AXS Dynamic Opportunity Fund – Class I	ADOIX	46144X 461
AXS Tactical Income Fund – Class A	TINAX	46144X 453
AXS Tactical Income Fund – Class I	TINIX	46144X 446
AXS Chesapeake Strategy Fund – Class A	ECHAX	46141T 471
AXS Chesapeake Strategy Fund – Class C	ECHCX	46141T 463
AXS Chesapeake Strategy Fund – Class I	EQCHX	46141T 372

Privacy Principles of the AXS Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (833) 297-2587 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (833) 297-2587.

AXS Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (833) 297-2587

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Funds	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$123,000	$173,500
Audit-Related Fees	N/A	N/A
Tax Fees	$20,000	$27,500
All Other Fees	N/A	N/A

AXS Income Opportunities Fund	FYE 9/30/2023	FYE 8/31/2023
Audit Fees	$9,500	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

AXS Dynamic Opportunity Fund AXS Tactical Income Fund	FYE 9/30/2023	FYE 12/31/2022
Audited Fees	$23,000	$28,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Funds	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Income Opportunities Fund	FYE 9/30/2023	FYE 8/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

AXS Dynamic Opportunity Fund AXS Tactical Income Fund	FYE 9/30/2023	FYE 12/31/2022*
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

*	The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

AXS Funds	FYE 9/30/2023	FYE 9/30/2022
Non-Audit Related Fees	N/A	N/A
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Income Opportunities Fund	FYE 9/30/2023	FYE 8/31/2023
Non-Audit Related Fees	N/A	N/A
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

AXS Dynamic Opportunity Fund AXS Tactical Income Fund	FYE 9/30/2023	FYE 12/31/2022
Non-Audit Related Fees	N/A	$6,000
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/8/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/8/2023